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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

January 13, 2016

Dear Shareholder,

        You are invited to attend the 2016 Annual General Meeting of Shareholders of TE Connectivity Ltd., to be held on Wednesday, March 2, 2016 at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Invitation to the Annual General Meeting of Shareholders and Proxy Statement.

        If you cannot attend, you can ensure that your shares are represented at the meeting by casting your vote either electronically at your earliest convenience or by promptly completing, signing, dating and returning your proxy card.

        We look forward to seeing you at the meeting.

Sincerely,

Thomas J. Lynch
Chairman of the Board

TE Connectivity Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Tel: +41 (0)52 633 66 61
Fax: +41 (0)52 633 66 99

Contents

	Invitation to the Annual General Meeting of Shareholders	1
	Proxy Statement	4
	Questions and Answers About This Proxy Statement and Voting	4
	Security Ownership of Certain Beneficial Owners and Management	13
•	Agenda Item No. 1—Election of Directors	15
	Nominees for Election	15
	Corporate Governance	21
	The Board of Directors and Board Committees	25
•	Agenda Item No. 2—Election of the Chairman of the Board of Directors	28
•	Agenda Item No. 3—Election of the Members of the Management Development and Compensation Committee	29
	Executive Officers	30
	Compensation Discussion and Analysis	33
	Management Development and Compensation Committee Report	57
	Compensation Committee Interlocks and Insider Participation	57
	Executive Officer Compensation	58
	Compensation of Non-Employee Directors	70
	Certain Relationships and Related Transactions	73
	Section 16(a) Beneficial Ownership Reporting Compliance	74
	Audit Committee Report	74
•	Agenda Item No. 4—Election of the Independent Proxy	76
•	Agenda Item No. 5—Approval of the Annual Report and Financial Statements for the Fiscal Year Ended September 25, 2015	77
•	Agenda Item No. 6—Release of the Members of the Board of Directors and Executive Officers for Activities During the Fiscal Year Ended September 25, 2015	80
•	Agenda Item No. 7—Election of Auditors	81
•	Agenda Item No. 8—Advisory Vote to Approve Executive Compensation ("Say on Pay")	84
•	Agenda Item No. 9—Binding Vote to Approve Fiscal Year 2017 Maximum Aggregate Compensation Amount for Executive Management	86
•	Agenda Item No. 10—Binding Vote to Approve Fiscal Year 2017 Maximum Aggregate Compensation Amount for the Board of Directors	89
•	Agenda Item No. 11—Carryforward of Unappropriated Accumulated Earnings	91
•	Agenda Item No. 12—Declaration of Dividend	92
•	Agenda Item No. 13—Authorization Relating to Share Repurchase Program	94
•	Agenda Item No. 14—Authorized Capital	96
•	Agenda Item No. 15—Share Capital Reduction for Shares Acquired Under Our Share Repurchase Program	97
•	Agenda Item No. 16—Adjournments or Postponements of the Meeting	99
	Additional Information	99
	TE Connectivity 2017 Annual General Meeting of Shareholders	100
2016 Annual General Meeting Proxy Statement i

ii 2016 Annual General Meeting Proxy Statement

TE CONNECTIVITY LTD.
Rheinstrasse 20

CH-8200 Schaffhausen, Switzerland

Invitation to the Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 2, 2016
Place:	The Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland
Agenda Items:	1. Election of twelve (12) director nominees proposed by the Board of Directors;
2. Election of the Chairman of the Board of Directors;
3. Election of the members of the Management Development and Compensation Committee;
4. Election of the Independent Proxy;

5. Approval of (i) the 2015 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 25, 2015, the consolidated financial statements for the fiscal year ended September 25, 2015 and the Swiss Compensation Report for the fiscal year ended September 25, 2015), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015;

6. Release of the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 25, 2015;

7. Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2016, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

8. Advisory vote to approve executive compensation;
9. Binding vote to approve fiscal year 2017 maximum aggregate compensation amount for executive management;
10. Binding vote to approve fiscal year 2017 maximum aggregate compensation amount for the Board of Directors;
11. Carryforward of unappropriated accumulated earnings;
12. Declaration of dividend;
13. Authorization relating to share repurchase program;
14. Authorized capital;
15. Approval of share capital reduction for shares acquired under our share repurchase program;
2016 Annual General Meeting Proxy Statement 1

16. Approval of any adjournments or postponements of the meeting; and
17. Transaction of any other business properly brought at the meeting.
Persons Who Will Receive Proxy Materials:

Under rules of the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 7, 2016. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or as otherwise described in the next paragraph. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

A copy of the proxy materials, including a proxy card, also will be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Standard Time) on February 11, 2016.

Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Standard Time) on February 11, 2016 have the right to attend the Annual General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee ("Beneficial Owners") should follow the instructions provided by their bank, broker or nominee. Beneficial Owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Annual General Meeting.

Granting of Proxy:

Shareholders of record with voting rights who do not wish to attend the Annual General Meeting have the right to appoint Dr. Jvo Grundler, Ernst & Young Ltd., as independent proxy, pursuant to article 9 of the Swiss Ordinance Against Excessive Compensation at Listed Corporations (the "Swiss Ordinance"), with full rights of substitution, by appointing the independent proxy and voting electronically or submitting a proxy card with your votes. The Swiss Ordinance prohibits from acting as proxies company officers (Organstimmrechtsvertretung) and institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers that hold proxies for holders of record concerning deposited shares (Depotstimmrechtsvertretung) .

2 2016 Annual General Meeting Proxy Statement

The proxies granted to the independent proxy must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 1, 2016. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by giving notice in person of the revocation and voting in person at the meeting, or, subject to timing limitations, by delivering a revocation letter and subsequent proxy card to the independent proxy.

With regard to the items listed on the agenda, or if new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in this Invitation to the Annual General Meeting are being put forth at the meeting, the independent proxy will vote in accordance with the specific instructions of the shareholder, or if selected by the shareholder in granting the proxy as a general instruction, in accordance with the recommendation of the company's Board of Directors at the meeting, or abstain from voting if the shareholder did not provide instructions.

Date of Availability:

Our proxy materials are being made available on or about January 13, 2016 to each shareholder of record of TE Connectivity registered shares at the close of business (Eastern Standard Time) on January 7, 2016.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January 13, 2016

2016 Annual General Meeting Proxy Statement 3

PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY LTD.
TO BE HELD ON WEDNESDAY, MARCH 2, 2016

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

        TE Connectivity's Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 2, 2016, at The Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described within.

        We have made available our proxy materials to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as "holders of record" or "record holders") as of the close of business (Eastern Standard Time) on January 7, 2016. We also will send a copy of the proxy materials, including the proxy card, to any holder of record who requests them in the manner set forth in the Notice and to any additional shareholders who become registered in our share register after the close of business (Eastern Standard Time) on January 7, 2016 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 11, 2016. Distribution to shareholders of the Notice of Internet Availability of Proxy Materials, or Notice, is scheduled to begin on or about January 13, 2016.

        We have requested that banks, brokerage firms and other nominees who hold TE Connectivity shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as "beneficial owners," "beneficial shareholders" or "street name holders") as of the close of business (Eastern Standard Time) on January 7, 2016 forward the Notice to those beneficial shareholders and forward the proxy materials, along with a voting instruction card, for any additional beneficial owners who acquire their shares after January 7, 2016 and continue to hold them at the close of business (Eastern Standard Time) on February 11, 2016. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials. We also have provided for the proxy materials to be sent to persons who have interests in our shares through participation in our employee share purchase plans. These individuals are not eligible to vote directly at the Annual General Meeting, but they may instruct the trustees of these plans how to vote the shares represented by their interests. The proxy card also will serve as voting instructions for the trustees of the plans.

Are proxy materials available on the Internet?

        Yes.

        Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on March 2, 2016.

        Our proxy statement for the Annual General Meeting to be held on March 2, 2016, other proxy material and our annual report to shareholders for fiscal year 2015 is available at http://www.te.com/TEAnnualMeeting.

        Under SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 7, 2016.

4 2016 Annual General Meeting Proxy Statement

All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or you acquire your shares after January 7, 2016 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 11, 2016, in which case we will send you the proxy materials. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

What agenda items are scheduled to be voted on at the meeting?

        The sixteen (16) agenda items scheduled for a vote are:

    •
    Agenda Item No. 1: To elect twelve (12) nominees proposed by the Board of Directors as directors to hold office until the next annual general meeting of shareholders;

    •
    Agenda Item No. 2: To elect the Chairman of the Board of Directors;

    •
    Agenda Item No. 3: To elect the members of the Management Development and Compensation Committee;

    •
    Agenda Item No. 4: To elect the independent proxy for the 2017 annual general meeting of shareholders;

    •
    Agenda Item No. 5: To approve (i) the 2015 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 25, 2015, the consolidated financial statements for the fiscal year ended September 25, 2015 and the Swiss Compensation Report for the fiscal year ended September 25, 2015), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015;

    •
    Agenda Item No. 6: To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 25, 2015;

    •
    Agenda Item No. 7: To elect (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2016, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

    •
    Agenda Item No. 8: To cast an advisory vote to approve executive compensation;

    •
    Agenda Item No. 9: To cast a binding vote to approve fiscal year 2017 maximum aggregate compensation amount for executive management;

    •
    Agenda Item No. 10: To cast a binding vote to approve fiscal year 2017 maximum aggregate compensation amount for the Board of Directors;

    •
    Agenda Item No. 11: To approve the carryforward of unappropriated accumulated earnings;

    •
    Agenda Item No. 12: To approve a dividend payment to shareholders equal to $1.48 per issued share to be paid in four equal quarterly installments of $0.37 starting with the third fiscal quarter of 2016 and ending in the second fiscal quarter of 2017 pursuant to the terms of the dividend resolution;
2016 Annual General Meeting Proxy Statement 5

    •
    Agenda Item No. 13: To approve an authorization relating to our share repurchase program;

    •
    Agenda Item No. 14: To approve authorized capital and related amendment to our articles of association;

    •
    Agenda Item No. 15: To approve a share capital reduction for shares acquired under our share repurchase program and related amendments to our articles of association; and

    •
    Agenda Item No. 16: To approve any adjournments or postponements of the meeting.

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

        TE Connectivity's Board of Directors recommends that you vote FOR each of the agenda items listed above as recommended by our Board of Directors. Our directors and executive officers have indicated that they intend to vote their shares in favor of each of the agenda items, except for Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities during the Fiscal Year ended September 25, 2015), where they are by law precluded from voting their shares. On January 4, 2016, our directors and executive officers and their affiliates beneficially owned approximately 1.4% of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

        If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the "shareholder of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the "beneficial owner" or "street name holder" of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded either the Notice or the proxy materials, as applicable, and separate voting instructions, to you. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided to you. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

Who is entitled to vote?

  Shareholders of record

        All shareholders registered in our share register at the close of business (Eastern Standard Time) on February 11, 2016 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders become registered as shareholders with voting rights by that time. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  Beneficial owners

        Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business (Eastern Standard Time) on February 11, 2016 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees

6 2016 Annual General Meeting Proxy Statement

become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  What if I am the record holder or beneficial owner of shares at the close of business (Eastern Standard Time) on January 7, 2016, but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 11, 2016?

        Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Standard Time) on January 7, 2016 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 11, 2016.

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

        If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our articles of association) we have specifically advised you that you are registered as a shareholder without voting rights.

How do I attend the Annual General Meeting?

        For admission to the meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver's license or a passport. Shareholders of record with voting rights should bring the Notice or Admission Ticket they have received to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area a valid proxy from their banks, brokers or nominees showing that they own TE Connectivity registered shares as of the close of business (Eastern Standard Time) on February 11, 2016.

        Registration at the meeting will begin at 1:00 p.m., Central European Time (7:00 a.m., Eastern Standard Time) and close at 1:45 p.m., Central European Time (7:45 a.m., Eastern Standard Time), and the meeting will begin at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time). See "—How do I vote if I am a shareholder of record?" and "—How do I vote if I am a beneficial shareholder?" for a discussion of who is eligible and how to vote in person at the Annual General Meeting.

        Security measures will be in place at the meeting to help ensure the safety of attendees. Cameras, sound recording devices, signs, photographs and visual displays are not permitted in the meeting without the prior permission of TE Connectivity. We reserve the right to inspect bags, backpacks, briefcases or other packages brought to the meeting. Cell phones and other sound transmitting devices must be turned off during the meeting.

How do I vote if I am a shareholder of record?

        If you are a registered shareholder, you can vote in the following ways:

        At the Annual General Meeting:    If you are a shareholder of record with voting rights of TE Connectivity registered shares who plans to attend the Annual General Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting.

  Even if you plan to be present at the Annual General Meeting, we encourage you to vote by the Internet or complete and mail the proxy card to vote your shares by proxy. If you are a holder of record, you may still attend the Annual General Meeting and vote in person.

        By Internet:    You can vote over the Internet at www.proxyvote.com by following the instructions in the Notice of Internet Availability of Proxy Materials previously sent to you or on the proxy card. By

2016 Annual General Meeting Proxy Statement 7

casting votes electronically, you will authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf.

        By Mail:    You can vote by marking, dating and signing the proxy card (which will be sent to you at your request in accordance with instructions provided in the Notice) and returning it by mail for receipt by no later than indicated below. By marking, dating, signing and mailing the proxy card as instructed, you authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf. If you vote by proxy card/mail, you will need to return via mail your completed proxy card to the independent proxy, Dr. Jvo Grundler, Ernst & Young Ltd., in the postage pre-paid return envelope provided with the proxy card.

  In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must vote electronically by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 1, 2016, or submit your proxy card by mail so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 1, 2016.

        If you have voted electronically or timely submitted a properly executed proxy card, your shares will be voted by the independent proxy as you have instructed. If any other matters are properly presented at the meeting, the independent proxy will either (i) vote the shares represented by your completed proxy in accordance with the specific instructions given by you, (ii) if selected by you in granting your proxy (as a general instruction), in accordance with the recommendation of the company's Board of Directors at the meeting, or (iii) if no instructions are given, abstain from voting your shares.

How do I vote if I am a beneficial shareholder?

        General:    If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied by your bank or broker with these proxy materials.

        At the Annual General Meeting:    If you are a shareholder who owns shares in street name, you are not entitled to vote in person at the Annual General Meeting unless you have a valid proxy, executed in your favor, from the bank, broker or nominee holder of record of your shares. We will then give you a ballot at the meeting.

Can I vote by Internet?

        Yes. If you are a shareholder of record, see the Internet voting instructions provided on the Notice or proxy card. If you are a beneficial owner, see the voting instruction card provided by your bank, broker or other nominee.

Can I vote by telephone?

        If you are a shareholder of record, you cannot vote by telephone. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone voting instructions.

Can I appoint TE Connectivity officers as my proxy?

        In accordance with Swiss regulations, shareholders may not appoint company officers as proxies.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

        We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker

8 2016 Annual General Meeting Proxy Statement

will be able to vote your shares with respect to "routine" matters but not "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe the following agenda items will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development and Compensation Committee), Agenda Item No. 8 (Advisory Vote to Approve Executive Compensation), Agenda Item No. 9 (Binding Vote to Approve Fiscal Year 2017 Maximum Aggregate Compensation Amount for Executive Management), and Agenda Item No. 10 (Binding Vote to Approve Fiscal Year 2017 Maximum Aggregate Compensation Amount for the Board of Directors).

What will happen if I don't vote my shares?

        If you are a shareholder of record and you do not vote electronically or sign and return a proxy card with votes indicated, no votes will be cast on your behalf on any of the items of business at the meeting. If you are a shareholder of record and you return a signed proxy card but make no specific direction as to how your shares are to be voted, the independent proxy will vote your shares in accordance with the general instruction "FOR" each of the director nominees and "FOR" each of the other agenda items (including each subpart thereof) and in accordance with the recommendation of the Board of Directors.

        If you are a beneficial shareholder and you do not provide voting instructions to your bank or broker, subject to any contractual arrangements, your bank or broker may vote your shares in its discretion on all agenda items except Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development and Compensation Committee), Agenda Item No. 8 (Advisory Vote to Approve Executive Compensation), Agenda Item No. 9 (Binding Vote to Approve Fiscal Year 2017 Maximum Aggregate Compensation Amount for Executive Management), and Agenda Item No. 10 (Binding Vote to Approve Fiscal Year 2017 Maximum Aggregate Compensation Amount for the Board of Directors), and no votes will be cast on your behalf on Agenda Items No. 1, No. 2, No. 3, No. 8, No. 9 and No. 10.

How many shares can vote at the Annual General Meeting?

        Our registered shares are our only class of voting stock. As of January 7, 2016, there were 374,197,211 registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Standard Time) on February 11, 2016 will not be entitled to attend, vote at or grant proxies to vote at, the Annual General Meeting. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?" Shares duly represented at the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Standard Time) on February 11, 2016 and who are registered with voting rights may vote in person at the Annual General Meeting as discussed under "—How do I vote if I am a shareholder of record?—At the Annual General Meeting."

What quorum is required for the Annual General Meeting?

        The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting.

2016 Annual General Meeting Proxy Statement 9

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

        The following agenda items require the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy. A majority means at least half plus one additional vote of the votes which are cast at a general meeting of shareholders.

  •
  Agenda Item No. 1: Election of twelve (12) director nominees proposed by the Board of Directors;

  •
  Agenda Item No. 2: Election of the Chairman of the Board of Directors;

  •
  Agenda Item No. 3: Election of the members of the Management Development and Compensation Committee;

  •
  Agenda Item No. 4: Election of the Independent Proxy;

  •
  Agenda Item Nos. 5.1, 5.2 and 5.3: Approval of (i) the 2015 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 25, 2015, the consolidated financial statements for the fiscal year ended September 25, 2015 and the Swiss Compensation Report for the fiscal year ended September 25, 2015), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015;

  •
  Agenda Item Nos. 7.1, 7.2 and 7.3: Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2016, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

  •
  Agenda Item No. 8: Advisory vote to approve executive compensation;

  •
  Agenda Item No. 9: Binding vote to approve fiscal year 2017 maximum aggregate compensation amount for executive management;

  •
  Agenda Item No. 10: Binding vote to approve fiscal year 2017 maximum aggregate compensation amount for the Board of Directors;

  •
  Agenda Item No. 11: Carryforward of unappropriated accumulated earnings;

  •
  Agenda Item No. 12: Declaration of dividend;

  •
  Agenda Item No. 13: Authorization relating to share repurchase program;

  •
  Agenda Item No. 15: Share capital reduction for shares acquired under our share repurchase program; and

  •
  Agenda Item No. 16: Approval of any adjournments or postponements of the meeting.

        The following agenda item requires the affirmative vote of two-thirds of the share votes represented and the absolute majority of the par value of the registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy.

  •
  Agenda Item No. 14: Authorized capital.
10 2016 Annual General Meeting Proxy Statement

        The following agenda item requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy, not counting the votes of any member of the Board of Directors or any executive officer of TE Connectivity.

  •
  Agenda Item No. 6: The release of the members of the Board of Directors and executive officers for activities during the fiscal year ended September 25, 2015.

        Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a quorum but will not be counted as a vote cast and will be disregarded and have no effect on the proposal.

Who will count the votes and certify the results?

        An independent vote tabulator will count the votes. Broadridge Financial Solutions has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change or revoke my vote, may I?

        If you are a shareholder of record and have (i) voted via the Internet, you may change your vote and revoke your proxy by submitting subsequent voting instructions via the Internet by the deadline for Internet voting; (ii) submitted a proxy card to the independent proxy, you may change or revoke your vote by submitting a revocation letter and new proxy card directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 1, 2016; or (iii) either voted via the Internet or submitted a proxy card to the independent proxy, you may appear in person at the meeting and give notice in person of the revocation of your prior vote by the applicable method and vote in person by ballot.

        Written revocations to the independent proxy should be directed to the following address: Dr. Jvo Grundler, Ernst & Young Ltd., Maagplatz 1, P.O. Box, CH-8010, Zurich, Switzerland.

        Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken at the meeting.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can I sell my shares before the meeting if I have voted?

        Yes. TE Connectivity does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on February 11, 2016, your vote will not be counted.

Are shareholders permitted to ask questions at the meeting?

        During the Annual General Meeting, shareholders may ask questions or make comments relating to agenda items when permitted by the moderator.

2016 Annual General Meeting Proxy Statement 11

Whom may I contact for assistance?

        You should contact MacKenzie Partners, Inc., whom we have engaged as a proxy solicitor for the Annual General Meeting. The contact information for MacKenzie Partners, Inc. is below:

    MacKenzie Partners, Inc.
    (800) 322-2885 (US callers only)
    +1 (212) 929-5500
    Email: proxy@mackenziepartners.com (reference TE Connectivity in the subject line)

12 2016 Annual General Meeting Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of outstanding shares of TE Connectivity beneficially owned as of January 4, 2016 by each current director and nominee, each executive officer named in the Summary Compensation table and all of our executive officers, directors and nominees as a group. The address of our executive officers, directors and nominees is c/o TE Connectivity, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

Beneficial Owner	Number of Shares Beneficially Owned(1)
Directors and Executive Officers:
Thomas J. Lynch(2)(3)(6)	3,234,549
Terrence R. Curtin(2)(5)(6)	481,805
Joseph B. Donahue(2)(6)	100,700
Robert W. Hau(2)(6)	165,232
Steven T. Merkt(2)(6)	105,271
Pierre R. Brondeau(3)(7)	34,277
Carol A. ("John") Davidson(5)	3,600
Juergen W. Gromer(3)(7)	118,710
William A. Jeffrey(3)	10,986
Yong Nam(3)	10,986
Daniel J. Phelan(3)(7)	32,430
Paula A. Sneed(3)(7)	36,451
David P. Steiner(4)(7)	31,490
Mark C. Trudeau(5)	—
John C. Van Scoter(3)(7)	31,767
Laura H. Wright(3)	5,209
All directors, nominees and executive officers as a group (25 persons)(6)(7)	5,563,851

(1)
The number shown reflects the number of shares owned beneficially as of January 4, 2016 based on information furnished by the persons named, public filings and TE Connectivity records. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after January 4, 2016. All current directors, nominees and executive officers as a group beneficially owned 1.4% of the outstanding shares as of January 4, 2016. No current director, nominee or executive officer appearing in the above table beneficially owned 1% or more of the outstanding shares as of January 4, 2016.

(2)
The named person is named in the Summary Compensation table as an executive officer.

(3)
The named person is a director and nominee for director.

(4)
The named person is a director.

(5)
The named person is a nominee for director.

(6)
Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after January 4, 2016 as follows: Mr. Lynch—2,825,512; Mr. Curtin—441,624; Mr. Donahue—51,875; Mr. Hau—119,149; Mr. Merkt—92,463; all executive officers as a group—4,468,496.
2016 Annual General Meeting Proxy Statement 13

(7)
Includes vested deferred stock units (DSUs) as follows: Dr. Brondeau—12,399; Dr. Gromer—41,233; Mr. Phelan—12,399; Ms. Sneed—15,220; Mr. Steiner—12,399; Mr. Van Scoter—6,640. Distribution of DSUs will occur upon the termination of the individual's service on the Board of Directors. Upon such termination, TE Connectivity will issue the number of shares equal to the aggregate number of DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

        The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares beneficially owned as of January 4, 2016.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
Dodge & Cox(1) 555 California Street, 40th Floor San Francisco, CA 94104	38,427,408	10.3%
Harris Associates L.P.(2) 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606	29,889,444	8.0%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	20,865,708	5.6%

(1)
This information is based on a Schedule 13G/A filed with the SEC on February 13, 2015 by Dodge & Cox, which reported sole voting power and sole dispositive power as follows: sole voting power—37,105,132 and sole dispositive power—38,427,408.

(2)
This information is based on a Schedule 13G/A filed with the SEC on February 11, 2015 by Harris Associates L.P. and its general partner, Harris Associates Inc., which reported sole voting power and sole dispositive power as follows: sole voting power—28,275,611 and sole dispositive power—28,275,611. As a result of advisory and other relationships with persons who own the shares, Harris Associates L.P. may be deemed to be the beneficial owner of the shares.

(3)
This information is based on a Schedule 13G filed with the SEC on February 11, 2015 by The Vanguard Group, which reported sole voting power, sole dispositive power and shared dispositive power as follows: sole voting power—647,947, sole dispositive power—20,252,296, and shared dispositive power—613,412.
14 2016 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes twelve (12) nominees for individual election as directors to hold office until the annual general meeting of shareholders in 2017. Nine nominees are current directors of TE Connectivity Ltd. and three nominees, Messrs. Curtin, Davidson and Trudeau, are not current directors of TE Connectivity Ltd. The Nominating, Governance and Compliance Committee retained a third party search firm to assist it in identifying Messrs. Davidson and Trudeau for Board membership. All nominees are listed below with brief biographies. David P. Steiner has decided not to stand for re-election.

Vote Requirement to Elect Directors

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of each of the twelve (12) nominees for director.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of the twelve (12) nominees for director.

 NOMINEES FOR ELECTION

Qualifications of Nominees Recommended by the Board of Directors

        The board as a whole is constituted to be strong in its collective knowledge of and diversity of experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. The Nominating, Governance and Compliance Committee designs searches for candidates to fill vacancies on the board and makes recommendations for director nominations to the board. When preparing to search for a new director, the committee takes into account the experience, qualifications, skills and expertise of the board's current members. The committee seeks candidates who have a history of achievement and leadership and are experienced in areas relevant to the company's business such as international trade, finance, technology, manufacturing processes and marketing. The committee also considers independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the company's Board Governance Principles, which are set forth in the "Board Organization and Independence of its Members" section of the Principles, and which can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp.

        The professional experience, qualifications, skills and expertise of each nominee is set forth below. The Board and the company believe that all nominees possess additional qualities, business knowledge and personal attributes valuable to their service on the Board and that all have demonstrated commitment to ethical and moral values and personal and professional integrity.

        Pierre R. Brondeau, 58, joined our Board of Directors in June 2007, immediately following our separation from Tyco International Ltd. ("Tyco International"). Dr. Brondeau has been President, Chief Executive Officer and a Director of FMC Corporation, a global chemical company, since January 2010 and has served as Chairman of its Board of Directors since October 2010. Prior to joining FMC Corporation, he was President and Chief Executive Officer of Dow Advanced Materials, a manufacturer of specialty materials and a wholly-owned subsidiary of the Dow Chemical Company, upon the April 2009 merger of Rohm & Haas Company and Dow Chemical Company, until September 2009. From 2008 to 2009, Dr. Brondeau served as President and Chief Operating Officer of Rohm &

2016 Annual General Meeting Proxy Statement 15

Haas Company and from 2006 to 2008, as Executive Vice President of electronics materials and specialty materials of Rohm & Haas Company. He also has served as Vice-President, Business Group Executive, Electronic Materials, President and Chief Executive Officer, Rohm & Haas Electronic Materials LLC, and Regional Director, Europe, from 2003 to 2006, and previously as Vice-President, Business Group Director, Electronic Materials, President and Chief Executive Officer, Shipley Company, LLC, from 1999 to 2003. Dr. Brondeau received a master's degree from Universite de Montpellier and a Doctorate from Institut National des Sciences appliquees de Toulouse. Dr. Brondeau is a Director of Marathon Oil Corporation.

        Dr. Brondeau has over 21 years of executive leadership experience, including 16 years of senior executive experience, at large multi-national public companies engaged in the specialty materials and chemicals industries. He has over 26 years of international business experience in the United States and Europe, and significant expertise in finance and mergers and acquisitions, as well as other areas of business.

        Terrence R. Curtin, 47, is a nominee for director. Mr. Curtin has been President of TE Connectivity since March 2015 and immediately prior to that served as Executive Vice President and President, Industrial Solutions since August 2012. Previously he served as Executive Vice President and Chief Financial Officer from October 2006 through July 2012. Mr. Curtin served on the TE Connectivity Board prior to the separation and was Vice President and Corporate Controller at Tyco Electronics since 2001. Prior to joining TE Connectivity, Mr. Curtin worked for Arthur Andersen LLP. Mr. Curtin has a Bachelor's degree in Accounting from Albright College.

        Mr. Curtin has extensive knowledge of our company and executive leadership experience having served as an employee of ours since 2001 and having served in executive leadership positions at TE Connectivity since 2006. In his role as President, Mr. Curtin is responsible for all of TE's connectivity and sensor businesses and mergers and acquisitions activities. In his prior role as President, Industrial Solutions, Mr. Curtin was responsible for the operations and strategic direction of TE's Industrial, Energy, and Aerospace, Defense, Oil and Gas businesses. As TE's Executive Vice President and Chief Financial Officer, Mr. Curtin was responsible for developing and implementing the financial strategy for TE and for creating the financial infrastructure necessary to drive the company's financial direction, vision and compliance initiatives. Before joining TE, Mr. Curtin was employed by Arthur Andersen LLP where he served in the audit and accounting advisory services group with a focus on large multinational public companies. Mr. Curtin is also a Certified Public Accountant. Mr. Curtin's extensive background and knowledge of TE and his background in finance and accounting make him well suited to serve on the Board of Directors.

        Carol A. ("John") Davidson, 60, is a nominee for director. From January 2004 to September 2012, Mr. Davidson served as the Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd., a provider of diversified industrial products and services. Between 1997 and 2004, Mr. Davidson held a variety of leadership roles at Dell Inc., a computer and technology services company, including the positions of Vice President, Audit, Risk and Compliance, and Vice President, Corporate Controller. From 1981 to 1997, Mr. Davidson held a variety of accounting and financial leadership roles at Eastman Kodak Company, a provider of imaging technology products and services. He holds a Bachelor of Science in Accounting from St. John Fisher College and a MBA in Finance from the University of Rochester. Mr. Davidson is a director of DaVita HealthCare Partners Inc., Legg Mason, Inc. and Pentair plc.

        Mr. Davidson is a Certified Public Accountant with more than 30 years of leadership experience across multiple industries and brings a strong track record of building and leading global teams and implementing governance and controls processes. In addition, he is a member of the Board of Trustees of the Financial Accounting Foundation which oversees financial accounting and reporting standards setting processes for the United States. He also serves on the Board of Governors of the Financial

16 2016 Annual General Meeting Proxy Statement

Industry Regulatory Authority (FINRA). Mr. Davidson's significant experience with complex accounting and financial issues combined with his knowledge of public reporting requirements and processes bring accounting and financial management insight to the Board. Mr. Davidson meets the SEC definition of audit committee financial expert and brings five years of public company directorship experience to the Board.

        Juergen W. Gromer, 70, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Dr. Gromer was President of Tyco Electronics from April 1999 until he retired from that position on December 31, 2007. From September 2006 until our separation from Tyco International, he also held the position of President of the Electronic Components Business segment of Tyco International. Dr. Gromer held a number of senior executive positions over the prior ten years with AMP Incorporated, which was acquired by Tyco International in 1999. Dr. Gromer received his undergraduate degree and doctorate in physics from the University of Stuttgart. Dr. Gromer is a Director of WABCO Holdings Inc. and Marvell Technology Group Ltd. He also is Chairman of the Board of the Society for Economic Development of the District Bergstrasse/Hessen, a member of the Advisory Board of Commerzbank, and a Director of the Board of the American Chamber of Commerce Germany.

        Dr. Gromer retired as President of Tyco Electronics with over 25 years of achievement and executive management experience with the company and its predecessor AMP and provides valuable historical perspective to the Board. Dr. Gromer holds a Ph.D. in physics which, combined with past and current directorships with publicly-held technology companies in Europe and the United States, makes him a valuable contributor to the technology vision of the company. He also has financial, governance and global leadership expertise gained from his service as a member, executive or chairman of the boards of several European financial, utility and economic organizations.

        The Honorable Dr. William A. Jeffrey, 55, joined our Board of Directors in March 2012. Since September 2014, Dr. Jeffrey has been President and Chief Executive Officer of SRI International, a research and development organization serving government and industry. From September 2008 through August 2014, Dr. Jeffrey was Chief Executive Officer and President of HRL Laboratories, LLC, an automotive, aerospace and defense research and development laboratory. From 2007 through 2008, he was the Director of the Science and Technology Division of the Institute for Defense Analyses and prior to that he was Director of the National Institute of Standards and Technology from 2005. From 2002 to 2005, Dr. Jeffrey served in the White House as Senior Director of Homeland and National Security and Assistant Director of Space and Aeronautics in the Executive Office of the President, Office of Science and Technology Policy. He began his career at the Institute for Defense Analyses in 1988. Dr. Jeffrey holds a Ph.D. and master's degree in Astronomy from Harvard University and a bachelor of science degree in physics from Massachusetts Institute of Technology.

        Dr. Jeffrey brings exceptional technical and scientific expertise and leadership experience to the Board as CEO of a private technology research organization with broad technical experience relevant to TE's major markets as well as in innovation strategies, particularly as related to research and development. He has almost 20 years of government executive experience and experience in U.S. public policy.

        Thomas J. Lynch, 61, was appointed Chairman of our Board of Directors on January 7, 2013, and has served on our Board of Directors since early 2007 and as Chief Executive Officer of TE Connectivity since January 2006. Previously, he was President of Tyco Engineered Products and Services since joining Tyco International in September 2004. Prior to joining Tyco International, Mr. Lynch was at Motorola where he was Executive Vice President and President and Chief Executive Officer, Personal Communications Sector from August 2002 to September 2004; Executive Vice President and President, Integrated Electronic Systems Sector from January 2001 to August 2002; Senior Vice

2016 Annual General Meeting Proxy Statement 17

President and General Manager, Satellite & Broadcast Network Systems, Broadband Communications Sector from February 2000 to January 2001; and Senior Vice President and General Manager, Satellite & Broadcast Network Systems, General Instrument Corporation from May 1998 to February 2000. Mr. Lynch holds a bachelor of science degree in commerce from Rider University. Mr. Lynch is a Director of Thermo Fisher Scientific Inc., Cummins Inc. and The Franklin Institute, Philadelphia, PA.

        Mr. Lynch has extensive executive leadership experience in the electronics industry, having served as our chief executive officer for the past eight years and, before that, as lead executive of business units at the company's former parent. He has gained international expertise through management of the company's world-wide presence and as a former member of the U.S.-China Business Council. Mr. Lynch also serves as a member of the President's National Security Telecommunications Advisory Committee. Mr. Lynch's education in accounting and commerce and experience on the audit, compensation and nominating committees of the board of another large corporation provide him with valuable perspective for service on our Board.

        Yong Nam, 67, joined our Board of Directors in March 2012. Since April 2013, Mr. Nam has served as an advisor to the chief executive officer of Daelim Industrial Co. Ltd., the engineering, construction and petrochemical operations affiliate of Daelim Group, a Korean company. From April 2011 until March 2015, he served as an advisor to LG Electronics, Inc., a global provider of consumer electronics, mobile communications and home appliances. From 2007 through March 2011, Mr. Nam served as Vice Chairman and Chief Executive Officer of LG Electronics. He previously served as President of LG Corp., the global conglomerate of the LG group of companies, from 2006 to 2007, and as Chief Executive Officer of LG Telecom from 1998 until 2006. Mr. Nam's 35 year career with LG began in 1976. Mr. Nam received a bachelor's degree in economics from Seoul National University. Mr. Nam is a Director of ADT Korea, a commercial and residential security services provider since June 2014 and previously served as a director of GS Retail, a South Korean retailer, until May 2014 and Pohang Iron and Steel Company (POSCO) until March 2013.

        Mr. Nam has over 36 years of international business experience in the United States and Asia with a global conglomerate where his responsibilities and focus have included strategy, marketing, information technology and operations. Mr. Nam's experience in the corporate office, telecommunications and electronics industries includes 23 years of executive leadership, of which he spent 12 years in CEO positions and four years as vice chairman. Mr. Nam's global business perspective makes him a valuable contributor to the vision of the company.

        Daniel J. Phelan, 66, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Phelan was Chief of Staff of GlaxoSmithKline, a manufacturer of pharmaceuticals, vaccines and consumer health-related products, from 2008 until his retirement in December 2012, following which he consulted for GlaxoSmithKline until the end of 2013. He was Senior Vice President of Human Resources of GlaxoSmithKline from 1994 to 2008. As Chief of Staff, Mr. Phelan was responsible for information technology, human resources, corporate strategy and development, worldwide real estate and facilities, environmental health and safety, and global security. Mr. Phelan received bachelor's and law degrees from Rutgers University and a master's degree from Ohio State University. Mr. Phelan is a Director of Indivior PLC and is chairman of its Remuneration Committee.

        Mr. Phelan brings a range of valuable expertise to the Board. He was chief of staff of a large global health products and pharmaceuticals manufacturer and served for over 18 years in executive positions where his responsibilities have included information technology, human resource management, strategy, real estate, environmental concerns and global security. In addition, he holds a law degree and has experience advising chief executives, as well as experience in labor law and labor relations and employment law and practice, executive compensation, mergers, acquisitions and divestitures, succession

18 2016 Annual General Meeting Proxy Statement

planning, leadership development and education, international business and pension and benefits design and management.

        Paula A. Sneed, 68, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Ms. Sneed is Chair and Chief Executive Officer of Phelps Prescott Group, LLC, a strategy and management consulting firm, since 2008. Previously, she was Executive Vice President of Global Marketing Resources and Initiatives for Kraft Foods, Inc., a worldwide producer of branded food and beverage products, until her retirement in December 2006. She served as Group Vice President and President of Electronic-Commerce and Marketing Services for Kraft Foods North America, part of Kraft Foods, Inc., from 2000 until 2004, and Senior Vice President, Global Marketing Resources and Initiatives from December 2004 to July 2005. She joined General Foods Corporation (which later merged with Kraft Foods) in 1977 and held a variety of general management positions. Ms. Sneed received a bachelor's degree from Simmons College and an MBA from Harvard Graduate School of Business. Ms. Sneed is a Director of Airgas Inc. and Charles Schwab Corporation.

        Ms. Sneed brings proven leadership in strategy development as CEO of a strategy and management consulting firm for eight years, and previously as the executive vice president managing a global marketing function and several business divisions of a large public company for over 14 years. For over 25 years, in a global organization, she demonstrated expertise in all aspects of marketing and general management. She has over 38 years of experience in corporate and non-profit leadership roles. Ms. Sneed also has over 21 years of corporate director experience including service on audit, compensation and nominating and governance committees, bringing valuable insight to our Board, and has a master's degree in business administration.

        Mark C. Trudeau, 54, is a nominee for director. Since June 2013, Mr. Trudeau has been President, Chief Executive Officer and a director of Mallinckrodt plc, a global specialty biopharmaceutical and imaging business that develops, manufactures, markets and distributes specialty pharmaceutical products and imaging agents. Prior to that, Mr. Trudeau served as Senior Vice President and President of the Pharmaceuticals business of Covidien plc beginning in February 2012. He joined Covidien from Bayer HealthCare Pharmaceuticals LLC USA, the U.S. healthcare business of Bayer AG, where he served as Chief Executive Officer. He simultaneously served as President of Bayer HealthCare Pharmaceuticals, the U.S. organization of Bayer's global pharmaceuticals business. In addition, he served as Interim President of the global specialty medicine business unit from January to August 2010. Prior to joining Bayer in 2009, Mr. Trudeau headed the Immunoscience Division at Bristol-Myers Squibb. During his 10-plus years at Bristol-Myers Squibb, he served in multiple senior roles, including President of the Asia/Pacific region, President and General Manager of Canada and General Manager/Managing Director in the United Kingdom. Mr. Trudeau was also with Abbott Laboratories, serving in a variety of executive positions, from 1988 to 1998. Mr. Trudeau holds a Bachelor's degree in Chemical Engineering and a MBA, both from the University of Michigan.

        Mr. Trudeau will bring experience as a public company executive officer and director, along with a proven record of executive leadership and strong global business expertise including in the areas of strategy, operations and management, as well as other areas of business. Mr. Trudeau has over 25 years of leadership positions at global companies which makes him well suited to provide valuable insight to our board.

        John C. Van Scoter, 54, joined our Board of Directors in December 2008. Since February 2010, Mr. Van Scoter has been Chief Executive Officer and President of eSolar, Inc., a producer of modular, scalable concentrating solar thermal power technology. He also is a Director of eSolar, Inc. From 2005 through 2009, he was Senior Vice President of Texas Instruments Incorporated, a global semiconductor company. During his 25 year career at Texas Instruments, he also held positions as General Manager of the Digital Light Processing (DLP®) Products Division and various Digital Signal Processor business units, manager of application specific integrated circuit (ASIC) product development and engineering,

2016 Annual General Meeting Proxy Statement 19

product engineer and technical sales engineer. Mr. Van Scoter holds a bachelor of science degree in mechanical engineering from the University of Vermont.

        Mr. Van Scoter brings significant technology and leadership experience to the Board as CEO of a private energy technology producer. His training in mechanical engineering and experience as a product engineer, and over 25 years of experience in the semi-conductor market, give him a unique background to assist the company in technology matters. Mr. Van Scoter also has experience in managing research and development, operations and manufacturing, as well as consumer channel marketing which provide useful insights to the company. His over 26 years of management and executive positions with a large public technology company and his close ties with sustainability issues and related best practices also are valuable to the Board.

        Laura H. Wright, 55, joined our Board of Directors in March 2014. Since her retirement in 2012 as Chief Financial Officer of Southwest Airlines, a provider of air transportation in the United States, she founded GSB Advisors, to provide strategic and financial consulting to growth and non-profit companies. During her 25 year career at Southwest, she served in a variety of financial roles including Chief Financial Officer, Senior Vice President Finance, Treasurer and Assistant Treasurer. She began her career at Arthur Young & Co. in 1982 as a member of their tax staff, following which she became a Tax Manager from 1986 through 1988. Ms. Wright holds bachelor and master of science degrees in accounting from the University of North Texas. She is a Trustee of Pebblebrook Hotel Trust, a publicly traded hotel and real estate investment trust, since 2009, and serves on the Board of CMS Energy, a publicly traded company and its subsidiary Consumers Energy, since February 2013.

        Ms. Wright brings 25 years of large public company leadership experience, including nine as Chief Financial Officer and six as Treasurer. As a former Chief Financial Officer and Treasurer, she brings finance experience, including corporate financial reporting, risk management, capital markets, investor relations, tax, strategy, and mergers and acquisitions to the Board. She also brings six years of public company directorship experience to the Board and meets the SEC definition of an audit committee financial expert. In accordance with the rules of the NYSE, the Board of Directors has determined that Ms. Wright's simultaneous service on the audit committees of Pebblebrook Hotel Trust, CMS Energy and Consumers Energy (a publicly traded subsidiary of CMS Energy) does not impair her ability to effectively serve also on our Audit Committee.

        The Board of Directors has concluded that the experience, qualifications, skills and expertise described above qualify the nominees to serve as Directors of the company.

Board Diversity

        The Nominating, Governance and Compliance Committee regularly reviews the composition of the Board in light of the company's businesses, strategic plan, structure and the current global business and economic environment. The Board demands the highest standards of individual and corporate integrity and is dedicated to diversity, fair treatment, mutual respect and trust. Although the Board does not have a specific board diversity policy, it is constituted of individuals possessing diverse business experience, education, vision, and industry and global market knowledge.

Shareholder Recommendations

        The Nominating, Governance and Compliance Committee will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, TE Connectivity, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. In addition to considering candidates suggested by shareholders, the committee considers candidates recommended by current directors, company officers, employees and others. The committee screens all candidates in the same manner regardless of the source of the recommendation. The committee's review is typically based on any written materials provided with respect to the candidate. The committee determines whether the candidate meets the company's general qualifications and specific qualities and skills for directors (see above) and whether requesting additional information or an interview is appropriate.

20 2016 Annual General Meeting Proxy Statement

CORPORATE GOVERNANCE

Governance Principles

        The company's Board Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board Governance Principles, committee charters and policies.

Board Leadership Structure

        To conduct its business the Board maintains three standing committees: Audit, Management Development and Compensation and Nominating, Governance and Compliance which are composed entirely of independent directors. The Nominating, Governance and Compliance Committee recommends to shareholders, for election, the Chairman of the Board of Directors, and the directors assigned to the Management Development and Compensation Committee.

        Assignment to, and the chair of, the Audit Committee, and the chair of the Management Development and Compensation Committee, are recommended by the Nominating, Governance and Compliance Committee for selection by the Board. The independent directors as a group elect the members and the chair of the Nominating, Governance and Compliance Committee.

        The Nominating, Governance and Compliance Committee reviews the Board's organization annually and recommends appropriate changes to the Board. The Board determines the appropriate leadership structure for the company, subject to shareholder approval of the Chairman of the Board.

        Annually, the Nominating, Governance and Compliance Committee coordinates an evaluation and assessment of the Board's performance and procedures, including its organization, governance structure and effectiveness. As part of the Board leadership and succession planning completed for fiscal year 2012, the Board of Directors elected Thomas Lynch as Chairman of the Board and also created and elected a Lead Independent Director on January 7, 2013. In December 2014, our Board resolved to elect Pierre Brondeau to serve as our Lead Independent Director immediately following our annual general meeting of shareholders on March 3, 2015.

        In electing Mr. Lynch, the Board determined his deep knowledge of the company's day-to-day operations, strategy and risk management practices, appreciation of the principal challenges and opportunities facing the company and ability to provide unified leadership to execute the company's business plan, best positioned him to serve as Chairman. In resolving to elect Dr. Brondeau as Lead Independent Director, the Board determined his depth of experience in industrial companies, global leadership abilities, tenure on the Board and grasp of the principal challenges and opportunities facing the company would facilitate the board's continued consideration and deliberation of matters most critical to the company, while maintaining the company's strong commitment to independent governance.

        In order to provide an effective counterbalancing governance structure, the Board has appointed a Lead Independent Director, whose duties include:

  •
  with Chairman and CEO, director and management input, establishing and approving the agenda for Board meetings and ensuring sufficient time for discussion of agenda items;

  •
  chairing an executive session of the independent directors at each formal Board meeting;

  •
  calling and chairing additional meetings of the independent directors where and when appropriate;

  •
  responding to shareholder inquiries if required;
2016 Annual General Meeting Proxy Statement 21

  •
  serving as a liaison between the Chairman and CEO and independent directors and facilitating communication among directors and between the Board and the Chairman and CEO;

  •
  working with the Chairman and CEO to approve information sent to the Board; and

  •
  fulfilling other responsibilities as determined by the Board.

        In fiscal year 2015, as part of the Board of Director's succession planning, Terrence Curtin was appointed President of the company. In fiscal 2016, in furtherance of the Board of Directors succession planning, the Board nominated Mr. Curtin to stand for election to the Board of Directors at the company's 2016 annual general meeting of shareholders.

        The Board is normally constituted of between ten and thirteen directors and is comprised of a substantial majority of independent directors. All directors are annually elected by a majority of share votes cast at the annual general meeting of shareholders.

Board Oversight of Risk Management

        The Board of Directors is responsible for appraising the company's major risks and overseeing that appropriate risk management and control procedures are in place. The Board must understand the risks facing the company as a function of its strategy, provide oversight of the processes put in place to identify and manage risk and manage those risks (for example, in relation to executive compensation and succession) that only the Board is positioned to manage. The Board is responsible for determining that senior executives take the appropriate steps to manage all major risks. Management has day-to-day responsibility for assessing and managing the company's particular exposures to risk.

        The Audit Committee of the Board meets to review and discuss, as determined to be appropriate, with management, the internal auditor and the independent registered public accounting firm the company's major financial and accounting risk exposures and related policies and practices to assess and control such exposures, and assist the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management. The company's risk assessment process was in place for the fiscal year ended September 25, 2015 and followed by the Board of Directors.

        The Management Development and Compensation Committee reviews the company's risks related to chief executive officer succession and succession plans for senior executives, overall compensation structure, incentive compensation plans and equity-based plans, policies and programs, severance programs, change-of-control agreements and benefit programs. The committee meets, as appropriate, with the internal and/or external auditors to discuss management and employee compliance with the compensation, incentive, severance and other benefit programs and policies under the committee's jurisdiction.

        The Nominating, Governance and Compliance Committee reviews the company's policies and risks related to related person transactions required to be disclosed pursuant to U.S. securities rules, the effectiveness of the company's environmental, health and safety management program, the company's enterprise-wide risk assessment processes and the company's compliance programs.

        The Board's role in risk oversight of the company is consistent with the company's leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the company's risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Director Independence

        The Board has determined that ten of the twelve director nominees are independent. For a director to be considered independent, the Board must make an affirmative determination that a

22 2016 Annual General Meeting Proxy Statement

director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards' independence requirements. The guidelines include a determination that the director has no current or prior material relationships with TE Connectivity (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), aside from his or her directorship, that could affect his or her judgment.

        The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

        Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board analyzed the independence of each director nominee and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of them is free of any relationship that would interfere with his or her individual exercise of independent judgment: Pierre R. Brondeau, Carol A. ("John") Davidson, Juergen W. Gromer, William A. Jeffrey, Yong Nam, Daniel J. Phelan, Paula A. Sneed, Mark C. Trudeau, John C. Van Scoter and Laura H. Wright. In reaching this determination for Mr. Nam, the Board considered the fact that until March 2015, Mr. Nam was an advisor to, and until March 2011 was CEO and Chairman of, LG Electronics, a Korean company with which TE Connectivity made purchases totaling approximately $5.4 million and sales totaling approximately $31.4 million in fiscal year 2015. Such transactions were a result of arms-length commercial dealings between the companies, which were not material individually or in the aggregate. The Board also reached this independence determination for David P. Steiner, who is not standing for re-election. The Board also previously reached this independence determination for Frederic M. Poses, who was not nominated for re-election at our 2015 annual general meeting of shareholders because he reached the Board's retirement age, and Lawrence S. Smith, who passed away in April 2015 while serving on our Board of Directors.

Guide to Ethical Conduct

        All directors, officers and employees of TE Connectivity are required to review and affirm that they understand and are in compliance with the policies and principles contained in TE Connectivity's code of ethical conduct set forth in the company's manual, "Connecting with our Values: TE Connectivity Guide to Ethical Conduct." The guide is published in the TE Corporate Responsibility section of TE Connectivity's website under "Governance—Compliance" at http://www.te.com/usa-en/about-te/corporate-responsibility/governance/ombudsman/ethical-conduct.html.

        Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

        TE Connectivity has an Office of the Ombudsman established by our Audit Committee which ensures a direct, confidential and impartial avenue to raise any concern or issue with compliance or ethics, including concerns about the company's accounting, internal accounting controls or auditing matters, with the Board. The office is designed to field compliance concerns from external constituencies—investors, suppliers and customers—as well as TE Connectivity employees.

        Reporting directly to the Audit Committee of the Board of Directors, the Ombudsman's office is independent of functional management. It seeks the fair, timely and impartial resolution of all compliance and ethics issues. Employees have a number of vehicles to raise issues within TE Connectivity, including a confidential, toll-free phone number and a confidential submission system via the Internet. Concerns also may be sent directly to the Board by mail or by email.

2016 Annual General Meeting Proxy Statement 23

        All concerns are received and promptly reviewed by the Ombudsman and are responded to as quickly as possible. All accounting, audit or control concerns are sent to, and will be addressed by, the Board's Audit Committee.

Communicating Concerns to Directors

        Any shareholder or interested party who wishes to contact members of the TE Connectivity Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

    TE Connectivity Board of Directors
    Attn: Ombudsman
    1050 Westlakes Drive
    Berwyn, PA 19312
    USA

        Inquiries and concerns also can be submitted anonymously and confidentially through the Ombudsman to the TE Connectivity Board of Directors by email to directors@te.com or through the Internet at http://www.te.com/usa-en/about-te/corporate-responsibility/governance/ombudsman.html.

Voting Standards for the Election of Directors

        Directors are elected by an affirmative vote of a majority of the votes cast, in person or by proxy, at a general meeting of shareholders and serve until the next annual general meeting of shareholders. Any nominee for director who does not receive a majority of the share votes cast at the meeting is not elected to the Board.

Voting Standards for Amendments to the Articles of Association

        The articles of association may be amended, in whole or in part, by the Board, subject to approval by the affirmative vote of the holders of record:

  •
  in the case of article 1 (with respect to domicile), article 2 (purpose), article 4 (with respect to the creation of preferred shares and an increase in capital out of equity, against contributions in kind, or for the purpose of acquisition of assets, or the granting of special privileges), article 5 (with respect to an increase in authorized share capital and the limitation or withdrawal of preemptive rights) and article 6 (with respect to an increase in conditional share capital and the limitation or withdrawal of advance subscription rights), of at least two-thirds of the votes represented and the absolute majority of the par value of the votes represented, in person or by proxy, at a general meeting of shareholders;

  •
  in the case of article 17, paragraph 5 (no shareholder action by written consent), article 18, paragraphs 3 and 4 and article 34 (provisions relating to "freeze-out" of business combinations with "interested shareholders" (as defined in the articles of association)), and article 18, paragraph 6 (80% vote requirement for certain article amendments), of 80% of the total votes of shares outstanding and entitled to vote on the relevant record date with respect thereto; and

  •
  in the case of all other articles, of a majority of the votes cast, in person or by proxy, at a general meeting of shareholders (a "majority" means more yes votes than no votes).
24 2016 Annual General Meeting Proxy Statement

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

        The Board of Directors currently consists of ten directors, nine of whom are nominees for election. David P. Steiner has decided not to stand for re-election. The Board held ten (10) meetings in fiscal year 2015. Six of our ten incumbent directors attended 100% and the remaining directors attended at least 94% of the total number of meetings of the Board and committees on which they served in fiscal year 2015. It is the policy of the Board that directors are expected to attend the annual general meeting of shareholders. Ten of the twelve directors then serving attended the 2015 annual general meeting of shareholders.

        An annual performance evaluation is conducted by the Board and each of its committees to determine whether they are functioning effectively.

Board Committees

        The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Management Development and Compensation Committee and the Nominating, Governance and Compliance Committee. The charters can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Each Board committee reports to the Board on their activities at each regular Board meeting.

        The Board has determined that all members of the Audit, Management Development and Compensation and Nominating, Governance and Compliance Committees are independent and satisfy the relevant SEC, NYSE and TE Connectivity additional independence requirements for the members of such committees.

Board and Committee Advisors

        Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Audit Committee

        The members of the Audit Committee are directors Laura Wright, who chairs the committee, Juergen Gromer and David Steiner who joined the committee May 1, 2015. Lawrence Smith served on the committee until his death in April 2015. Pierre Brondeau was a member of the committee through March 3, 2015, prior to joining the Nominating, Governance and Compliance Committee. The Board has determined that each of Ms. Wright and Mr. Steiner is an "audit committee financial expert," as defined under SEC rules. Mr. Smith and Dr. Brondeau were each previously found by the Board to be an "audit committee financial expert." The Audit Committee primarily is concerned with the quality and integrity of the company's annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting; the qualifications, independence and performance of the company's independent registered public accounting firm and lead audit partner and the company's Swiss registered auditor; review and oversight of the company's internal audit function; compliance with legal and regulatory requirements; review of financial and accounting risk exposure; assisting the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management; and procedures for handling complaints regarding accounting or auditing matters. The committee also oversees the company Ombudsman and the company's Guide to Ethical Conduct. The Audit Committee met nine times in fiscal year 2015. The committee's report appears on pages 74–75.

2016 Annual General Meeting Proxy Statement 25

Management Development and Compensation Committee

        The members of the Management Development and Compensation Committee are directors Daniel Phelan, who chairs the committee, Paula Sneed and John Van Scoter. David Steiner served on the committee through May 1, 2015, when he moved to the Audit Committee. This committee is responsible to ensure succession of senior leadership; review plans for the development of the organization; review and approve compensation, benefits and human resources policies and objectives and whether the company's officers, directors and employees are compensated in accordance with these policies and objectives; review and approve compensation of the company's executive officers other than the Chief Executive Officer and recommend the Chief Executive Officer's compensation for approval by the independent members of the Board; and review and approve management incentive compensation policies and programs and equity compensation programs for employees. This committee met nine times in fiscal year 2015. The committee's report appears on page 57. Additional information on the committee's processes and procedures for consideration of executive compensation are addressed in "Compensation Discussion and Analysis" which follows.

Nominating, Governance and Compliance Committee

        The members of the Nominating, Governance and Compliance Committee are directors Pierre Brondeau, who chairs the committee, William Jeffrey and Yong Nam. Frederic Poses chaired the committee until his retirement from the Board on March 3, 2015. John Van Scoter was a member of the committee through March 3, 2015, prior to joining the Management Development and Compensation Committee. This committee's responsibilities include the selection of director nominees for the Board and the development and review of our Board Governance Principles. The committee annually reviews director compensation and benefits in conjunction with the Management Development and Compensation Committee; oversees the annual self-evaluations of the Board and its committees, as well as director performance; and makes recommendations to the Board concerning the structure and membership of the Board committees. The committee also oversees our environmental, health and safety management system and compliance programs. This committee held five meetings in fiscal year 2015.

Meetings of Non-Management Directors

        The non-management directors met without any management directors or employees present four times in fiscal year 2015. Dr. Brondeau, as the Lead Independent Director, presided at these meetings from March through September 2015. Mr. Poses chaired executive sessions of the independent directors from March 2014 through February 2015.

Non-Management Directors' Compensation in Fiscal 2015

        Non-management directors' compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2015 is described under "Compensation of Non-Employee Directors."

Non-Management Directors' Stock Ownership

        To help align Board and shareholder interests, directors are encouraged to own, at a minimum, TE Connectivity stock or stock units equal to four times the annual cash retainer (a total of $360,000, based on the $90,000 annual cash retainer as of September 27, 2014) within three years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines unless the director sells shares of stock that were considered in determining that the ownership amount was met. Commencing in

26 2016 Annual General Meeting Proxy Statement

fiscal year 2010, each non-employee director received TE Connectivity common shares as the equity component of their compensation, with the exception of Dr. Gromer, who continued to receive deferred stock units. The deferred stock units awarded to non-employee directors cannot be transferred until the director leaves the Board. As of fiscal 2015 year-end, all of the directors met, or in the case of Ms. Wright are on track to meeting, their stock ownership requirements.

2016 Annual General Meeting Proxy Statement 27

 AGENDA ITEM NO. 2—ELECTION OF THE CHAIRMAN
OF THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes Thomas J. Lynch for election as Chairman of the Board to hold office until the annual general meeting of shareholders in 2017.

Explanation

        Swiss regulations provide that shareholders must elect the chair of the company's Board of Directors. Mr. Lynch is the current Chairman of TE Connectivity Ltd. His biography appears above, as well as an explanation as to why the Board of Directors considers Mr. Lynch to be the most appropriate person to serve as Chairman.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Chairman

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of the Chairman of the Board of Directors.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of Thomas J. Lynch as Chairman of the Board of Directors.

28 2016 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 3—ELECTION OF THE MEMBERS OF THE
MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes the election of each of Daniel J. Phelan, Paula A. Sneed and John C. Van Scoter individually as members of the Management Development and Compensation Committee to hold office until the annual general meeting of shareholders in 2017.

Explanation

        Swiss regulations provide that shareholders must individually elect the members of the Management Development and Compensation Committee of the company's Board of Directors. All nominees are current directors of TE Connectivity Ltd. Mr. Phelan, Ms. Sneed and Mr. Van Scoter currently serve on the committee. The brief biographies of all nominees are listed above.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Committee Members

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the individual election of each of the members of the Management Development and Compensation Committee.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of Daniel J. Phelan, Paula A. Sneed and John C. Van Scoter to the Management Development and Compensation Committee.

2016 Annual General Meeting Proxy Statement 29

 EXECUTIVE OFFICERS

        The following table presents information with respect to our executive officers as of January 4, 2016.

Name	Age	Position(s)
Thomas J. Lynch	61	Chief Executive Officer and Chairman of the Board
Mario Calastri	58	Senior Vice President and Treasurer
Terrence R. Curtin	47	President
Joseph B. Donahue	57	Executive Vice President and Chief Operating Officer
Robert W. Hau	50	Executive Vice President and Chief Financial Officer
John S. Jenkins, Jr.	50	Executive Vice President and General Counsel
Jane A. Leipold	55	Senior Vice President, Global Human Resources
Steven T. Merkt	48	President, Transportation Solutions
James O'Toole	49	President, Communications Solutions
Robert J. Ott	54	Senior Vice President and Corporate Controller
Eric J. Resch	58	Senior Vice President and Chief Tax Officer
Kevin N. Rock	58	President, Industrial Solutions
Robert N. Shaddock	57	Executive Vice President and Chief Technology Officer
Joan E. Wainwright	55	President, Channel and Customer Experience

        See "Nominees for Election" for additional information concerning Mr. Lynch who also is a nominee for director and for Chairman of the Board and for additional information concerning Mr. Curtin who also is a nominee for director.

        Mario Calastri has been Senior Vice President and Treasurer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He was Vice President and Assistant Treasurer of Tyco International between 2005 and June 2007. Prior to joining Tyco International, Mr. Calastri was Vice President, Finance and Planning for IBM Global Financing EMEA in 2004 and Assistant Treasurer of IBM Corporation from 1999 to 2003.

        Joseph B. Donahue has been Executive Vice President and Chief Operating Officer of TE Connectivity since May 2011. He served as President, Network Solutions from August 2012 until the divestiture of the Broadband Network Solutions business in August 2015. Previously he was President, Transportation Solutions of TE Connectivity from August 2010 through July 2012. He served as President, Global Automotive for the prior two years, and Senior Vice President, Global Automotive from August 2007 until then. From 2006 to August 2007, he was Group Vice President, Woodcoatings Division for Valspar Corporation, a manufacturer of commercial and industrial coating. Over the prior 16 years, Mr. Donahue held a variety of senior management roles at TE Connectivity and AMP Incorporated, leading the North America automotive business from 2001 to 2006.

30 2016 Annual General Meeting Proxy Statement

        Robert W. Hau has been Executive Vice President and Chief Financial Officer at TE Connectivity since August 2012. He previously served as Executive Vice President and Chief Financial Officer at Lennox International Inc., beginning in October 2009. Prior to that, he served as Vice President and Chief Financial Officer for Honeywell International's Aerospace Business Group from 2006 to 2009. Mr. Hau joined Honeywell (initially AlliedSignal) in 1987 and served in a variety of senior financial leadership positions, including Vice President and Chief Financial Officer for the company's Aerospace Electronic Systems Unit and for its Specialty Materials Business Group.

        John S. Jenkins, Jr. has been Executive Vice President and General Counsel at TE Connectivity since October 2012. Previously he was Vice President, Corporate Secretary and International General Counsel for Tyco International from 2005 and prior to joining Tyco International in 2003, was a litigator with McGuireWoods, LLP.

        Jane A. Leipold has been Senior Vice President, Global Human Resources for TE Connectivity since 2006 and was previously Vice President, Global Human Resources since 2001. She has a total of 34 years of TE Connectivity, Tyco Electronics and AMP Incorporated experience and has held various human resources, purchasing and engineering positions.

        Steven T. Merkt has been President, Transportation Solutions at TE Connectivity since August 2012. Mr. Merkt previously served as President of TE Connectivity's Automotive business since May 2011 and has held various leadership positions in general management, operations, engineering, marketing, supply chain and new product launches since joining TE Connectivity in 1989.

        James O'Toole has been President, Communications Solutions (previously Consumer Solutions) at TE Connectivity since June 2011 and prior to that led the Circuit Protection and Touch Solutions businesses since joining TE Connectivity in 2009. Prior to that from 2006 to 2009, he served as Executive Vice President and General Manager for the Interior Modules business for Continental AG.

        Robert J. Ott has been Senior Vice President and Corporate Controller of TE Connectivity since our separation from Tyco International in June 2007. Prior to that, he was Vice President, Corporate Audit of Tyco International from March 2003 to June 2007 and Vice President of Finance—Corporate Governance of Tyco International from August 2002 until March 2003. Prior to joining Tyco International, Mr. Ott was Chief Financial Officer of Multiplex, Inc. from 2001 to 2002 and Chief Financial Officer of SourceAlliance, Inc. from 2000 to 2001.

        Eric J. Resch has been Senior Vice President and Chief Tax Officer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He was Vice President, Tax Reporting of Tyco International from 2003 until June 2007. Prior to joining Tyco International, Mr. Resch was Director, Tax Reporting for United Technologies Corporation from 2001 to 2003.

        Kevin N. Rock has been President, Industrial Solutions at TE Connectivity since March 2015. Prior to that he was President of the Industrial Solutions segment's Aerospace, Defense and Marine business unit from August 2006. Mr. Rock joined TE Connectivity in January 1982 as Sales Engineer and was named Vice President, Americas Region, Consumer, Computer and Communications business unit in 2001.

        Robert N. Shaddock has been Executive Vice President and Chief Technology Officer of TE Connectivity since January 2012, and prior to that served as Senior Vice President and Chief Technology Officer since September 2008. Previously, he was Senior Vice President of the Consumer Products business at Motorola from August 2007 to August 2008 and prior to that he was Chief Technology Officer for Motorola's Mobile Devices business since January 2004.

        Joan E. Wainwright has been President, Channel and Customer Experience at TE Connectivity since January 2013. Prior to that she was Senior Vice President, Channel, Marketing and

2016 Annual General Meeting Proxy Statement 31

Communications from May 2011. Ms. Wainwright joined TE Connectivity in June 2006 as Senior Vice President, Communications and Public Affairs and was named Senior Vice President, Marketing and Communications in February 2008. Previously, she served as Vice President, Public Affairs and Vice President, Corporate Communications for Merck & Co., Inc. from June 2000 to June 2006. Ms. Wainwright also served as Deputy Commissioner of Communications for the U.S. Social Security Administration and in the communications and public relations departments of the University Health System of New Jersey, the Children's Hospital of Philadelphia, the University of Delaware and Villanova University.

32 2016 Annual General Meeting Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        Our Management Development and Compensation Committee (the "MDCC") is responsible for establishing and overseeing compensation programs that comply with TE Connectivity's executive compensation philosophy. As described in this Compensation Discussion and Analysis ("CD&A"), the MDCC follows a disciplined process for setting executive compensation. This process involves analyzing factors such as company performance, individual performance, strategic goals and competitive market data to arrive at each element of compensation. The Board must approve compensation decisions for the Chief Executive Officer and the President, and the MDCC approves compensation decisions for all other executive officers. An independent compensation consultant helps the MDCC by providing advice, information, and an objective opinion.

        This CD&A will focus on the compensation awarded to TE Connectivity's "named executive officers"—the Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated executive officers. The following table shows the named executive officers and their primary compensation for fiscal year 2015. You can find more complete information about all elements of compensation for the named executive officers in the following discussion and in the Summary Compensation table that appears on page 58.

Name	Title	Base Salary	Annual Incentive (cash bonus)	Long-Term Incentive (Options, PSUs and RSUs)(1)
Thomas J. Lynch	Chief Executive Officer	$1,200,000	$1,080,000	$9,272,776
Robert W. Hau	EVP and Chief Financial Officer	$617,748	$316,724	$2,181,851
Terrence R. Curtin	President	$749,491	$389,022	$3,387,532
Joseph B. Donahue	EVP and Chief Operating Officer	$692,107	$447,735	$3,520,870
Steven T. Merkt	President, Transportation Solutions	$570,119	$480,499	$3,986,761

(1)
Value at date of grant; not necessarily the value the executive will realize.

Fiscal 2015 Executive Compensation Highlights and Governance

        This section identifies the most significant decisions and changes made regarding TE Connectivity's executive compensation in fiscal year 2015.

  Shareholder Approval of Compensation

        At the last annual general meeting held on March 3, 2015, shareholders expressed support for our executive compensation programs, with 89.63% of shares represented at the meeting voting to ratify the compensation of our named executive officers. Although the advisory shareholder vote on executive compensation is non binding, the MDCC has considered, and will continue to consider, the outcome of the vote and the sentiments of our shareholders when making future compensation decisions for the named executive officers. Based on the results from our most recent meeting, the MDCC believes shareholders support the company's executive compensation philosophy and the compensation paid to the named executive officers.

        Under Swiss law, shareholders also have the right to vote on the maximum aggregate compensation that will be paid to the Board of Directors and executive management. This requirement is effective with compensation paid or awarded starting in fiscal year 2016. At the 2015 annual general meeting shareholders approved the maximum aggregate compensation amounts to be paid to both the Board of Directors and executive management for fiscal year 2016, with 84.67% and 92.55% of votes respectively.

2016 Annual General Meeting Proxy Statement 33

        At our next annual general meeting the Company will request shareholder approval for the maximum aggregate compensation for fiscal year 2017 for both the Board of Directors and executive management. In addition, as is required under U.S. law, the company will request non-binding shareholder approval of our fiscal 2015 compensation of our named executive officers. Requests for shareholder approval can be found in Agenda Items No. 8, No. 9 and No. 10.

  Fiscal Year 2015 Compensation Summary

        We continue to use annual and long-term incentive awards to create an executive compensation program that is performance-driven. About 74% of total target direct compensation for our CEO and 67% of total target direct compensation for our other named executive officers is performance based. Our performance based compensation directly ties executive pay to financial results and stock performance. Currently, all long-term compensation is delivered in the form of equity awards, primarily stock options and performance stock units. These awards ensure that pay opportunities are linked to shareholder return and also maximize share ownership by our executive officers. See pages 42–51 for the elements of our compensation programs and key fiscal year 2015 performance metrics.

34 2016 Annual General Meeting Proxy Statement

        Compensation decisions made during fiscal year 2015 were aligned with our pay for performance philosophy and supported recent organizational changes. The following table provides highlights of recent compensation decisions affecting our named executive officers.

Pay Component	2015 Actions	For More Information, See Page
Base salaries Fixed cash compensation for core duties	Increases ranged from 0%–5%. Mr. Curtin received a promotional increase of 23.3%.	43
Annual incentives Variable cash incentives to reward executive officers for achieving pre-determined financial or strategic performance goals	Payouts ranged from 49.3% to 104% of target based on performance against goals for revenue, operating income, EPS and key performance indicator.	43
Annual long-term incentives Variable equity grants that recognize executives' contributions and align executives with shareholders in focusing on long-term growth and stock performance	The planning values* for the annual grants ranged from $1,750,000 to $8,500,000 and were delivered in the form of stock options (50%), Performance Stock Units (PSUs) (30%), and Restricted Stock Units (RSUs) (20%). Fiscal year 2013 grants of PSUs with a three-year performance cycle vested above the target range based on our EPS growth relative to the Standard & Poor's 500 Non-Financial Companies Index.	47
Retention awards Long-term equity grants to promote retention and continuity of key leaders	Messrs. Donahue and Merkt received one-time retention grants of long-term RSUs valued at $1,000,000 and $2,000,000 respectively.	50
Promotional grant Long-term equity grant to recognize expanded responsibilities	Upon his promotion to President, Mr. Curtin received a one-time promotional grant of $750,000 in the form of stock options and long-term RSUs and PSUs.	50
*
The planning value is used to determine the number of RSUs, PSUs and stock options that are awarded to eligible equity award participants, and may be different than the grant date fair value of the awards. See page 61 for more information.
2016 Annual General Meeting Proxy Statement 35

  Governance

        Key executive compensation practices are summarized below. We believe these practices promote good governance and serve the interests of our shareholders.

What We Do

✓	Link pay to performance with a high percentage of variable compensation	✓	Include a "clawback" provision in all executive officer incentive award agreements (both annual and long-term)
✓	Perform annual say-on-pay advisory vote for shareholders	✓	Maintain robust stock ownership requirements for executives (6x CEO, 3x executive officers)
✓	Perform mandatory (under Swiss Law) say-on-pay vote for maximum aggregate compensation for Board of Directors and	✓	Include criteria in incentive plans to maximize tax deductibility
	executive management	✓	Retain a fully independent external compensation consultant whose independence is
✓	Follow terms and conditions of executive compensation plans that are included in our		reviewed annually by the MDCC
	articles of association and have been approved by shareholders.	✓	Provide only limited non-business aircraft usage to the CEO
✓	Align executive compensation with stockholder returns through long-term incentives	✓	Maintain an insider trading policy applicable to all executive officers and employees
✓	Design compensation programs to mitigate undue risk taking	✓	Review share utilization annually
✓	Cap incentive compensation payments for individuals including our CEO

What We Do Not Do

x	Provide tax gross-ups for executive officers except under our broad-based relocation	x	Provide tax gross-ups for personal aircraft use
	program	x	Provide excise tax gross-ups
x	Provide perquisites for executive officers except for limited non-business aircraft usage for our	x	Re-price underwater stock options
	CEO and other executive officers	x	Allow hedging or pledging of TE securities

Swiss Law Requirements—Swiss Ordinance

        In 2013, a new set of corporate governance and executive compensation rules were adopted by the Swiss government, in particular the new Swiss Ordinance Against Excessive Compensation in Listed Stock Companies (and are referred to in the CD&A as the "Swiss Ordinance"). The rules under the Swiss Ordinance became effective on January 1, 2014 (subject to various transitional periods), and the company has taken a number of actions to comply with the rules.

  Employment Contracts with Executive Officers

        In fiscal year 2014 (and prior to January 1, 2014) the company entered into formal employment contracts (the "2014 employment contracts") with a number of executive officers (the "executive management"), including the named executive officers. Those employment contracts will expire on December 31, 2015 and memorialized without change the current terms and conditions of each executive officer's employment with the company, including his or her right to participate in the TE Connectivity Severance Plan for U.S. Executives (the "Severance Plan") and the TE Connectivity Change in Control Severance Plan for Certain U.S. Executives (the "CIC Plan"). Under the Swiss

36 2016 Annual General Meeting Proxy Statement

Ordinance, severance payments for certain executive officers were prohibited effective January 1, 2014, unless the right to receive the severance benefits was contained in an employment contract entered into before January 1, 2014. As a result of the formal employment contracts, members of the executive management continued to be eligible to receive severance benefits under the Severance Plan and CIC Plan through December 31, 2015.

        In 2015 (and prior to January 1, 2016) the company entered into new employment contracts (the "2016 employment contracts") with the members of the executive management, including the named executive officers, which replaced the 2014 employment contracts. The 2016 employment contracts are substantially similar to the 2014 employment contracts, except that executives will not receive any severance benefits and do not participate in the Severance Plan or the CIC Plan. Under the 2016 employment contracts, the notice period for a termination by the company without cause can be up to twelve months, and the executive will also receive twelve months' pay as consideration for non-compete and non-solicitation covenants.

  Amended Articles of Association

        Amendments to our articles of association were approved at our annual general meeting of shareholders on March 3, 2015. The Company has amended its articles of association to describe certain corporate governance matters and executive compensation principles and to comply with the Swiss Ordinance. Among the items covered in the amended articles are:

  •
  the process under which the company will seek shareholder approval of compensation for the Board of Directors and executive management;

  •
  the company's principles applicable to short-term and long-term compensation of the Board of Directors and executive management;

  •
  the permissible terms and conditions that can be included in employment contracts with executive management;

  •
  the amount of compensation that can be paid to employees who are hired or promoted into executive management after the Annual General Meeting; and

  •
  the number of permissible mandates of the members of the Board of Directors and executive management.

Executive Compensation Philosophy

        Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. The MDCC reviews and administers the compensation and benefit programs for executive officers, including the named executive officers, and

2016 Annual General Meeting Proxy Statement 37

performs an annual assessment of the company's executive compensation policy. In determining total compensation, the MDCC considers the objectives and attributes described below.

Executive Compensation Principles

Shareholder alignment	• Our executive compensation programs are designed to create shareholder value.

•

Long-term incentive awards, delivered in the form of equity, make up a significant percentage of our executives' total compensation and closely align the interests of executives with the long-term interests of our shareholders.

Performance based

•

Annual cash incentive awards are tied to overall corporate, segment or business unit measures that distinguish our highest from our lowest performing business units.

•

The MDCC has limited discretion under the annual cash incentive program to recognize superior business unit or individual performance.

•

Long-term incentive awards are designed to reward our executive officers for creating long-term shareholder value. For the past three years, long-term incentive awards have been granted primarily in the form of stock options and performance stock units.

Appropriate risk	• Our executive compensation programs are designed to encourage executive officers to take appropriate risks in managing their businesses to achieve optimal performance.
Competitive with external talent markets

•

Our executive compensation programs are designed to be competitive within the relevant markets.

•

We consider compensation for comparable executives within two peer groups: one consisting of companies that compete with us for executive talent, and one consisting of companies in the electronics industry. Where appropriate we consider additional indices for unique positions.

Focus on executive stock ownership

•

The TE Connectivity Ltd. Share Ownership and Retention Requirement Plan, together with long-term equity awards, drives executive stock ownership.

•

The CEO is required to hold shares equal to six times his base salary. The CEO's direct reports are required to hold shares equal to three times their respective base salaries.

Simple and transparent	• Our executive compensation programs are designed to be readily understood by our executives and transparent to our investors.

Role of the Management Development and Compensation Committee

        The MDCC has four primary responsibilities:

  •
  reviewing, analyzing and approving the design of the company's executive compensation policies and programs;

  •
  administering the company's stock incentive plans, including reviewing and approving equity incentive awards for executive officers;
38 2016 Annual General Meeting Proxy Statement

  •
  reviewing and approving all compensation decisions relating to the executive officers other than the Chief Executive Officer and the President; and

  •
  making recommendations to the independent members of the Board regarding compensation for Mr. Lynch and Mr. Curtin.

        The MDCC recommendations regarding Messrs. Lynch and Curtin are based on factors such as the executive's performance, the company's performance and competitive market data provided by the independent compensation consultant. The MDCC discusses and evaluates these recommendations in an executive session attended only by the committee members, the compensation consultant, and TE Connectivity's Senior Vice President, Global Human Resources, who attends primarily to provide contextual information. Mr. Lynch and Mr. Curtin do not attend these meetings.

        All members of the MDCC meet the independence requirements of the NYSE. Each MDCC member also is a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

Role of Management

  Chief Executive Officer Compensation

        Management does not have any role in developing the Chief Executive Officer's compensation other than providing data relating to his performance and compensation history.

  Other Named Executive Officer Compensation

        Mr. Lynch makes recommendations to the MDCC relating to compensation actions for the other executive officers, including the other named executive officers. He bases these recommendations on his assessment of each executive officer's performance and contributions to strategic initiatives, competitive market data provided by the compensation consultant, and other factors he deems relevant. These factors may include differences in an executive's responsibilities versus the role reflected in the competitive market analysis, internal pay equity and relative importance of an executive's role with TE Connectivity, level of experience and compensation history. The Senior Vice President, Global Human Resources, is present when the MDCC and Mr. Lynch discuss compensation actions for the other named executive officers.

Role of the Compensation Consultant

        Under its charter, the MDCC has authority to retain advisors to help the members perform their duties. During fiscal year 2015, the MDCC retained Pay Governance LLC to be its independent compensation consultant. Pay Governance reports directly to the MDCC, and only the MDCC has authority to terminate the consultant's services. Pay Governance is not permitted to provide any services to the company outside of its services to the MDCC except with prior approval of the MDCC chair. During fiscal year 2015, Pay Governance did not provide any additional services to the company.

        Pay Governance supports the MDCC in designing the company's executive compensation programs, establishing executive pay levels, and generally advises on executive compensation issues and trends. In fiscal year 2015, the consultant performed the following services:

  •
  Evaluated the competitive position of the executive officers' total compensation packages relative to the company's peer groups

  •
  Facilitated a review of the company's compensation philosophy and rewards strategy relative to our business model and industry trends

  •
  Provided advice regarding annual and long-term incentive opportunities for executive officers
2016 Annual General Meeting Proxy Statement 39

  •
  Provided ongoing advice on the design of annual cash and long-term equity incentive programs

  •
  Briefed the MDCC on executive compensation trends among members of the company's peer groups

  •
  Briefed the MDCC on legislative developments affecting executive compensation

  •
  Provided advice to the MDCC on the Chief Executive Officer's compensation

  •
  Reviewed the results of the company's annual compensation risk assessment

  •
  Reviewed the company's peer group approach

  •
  Conducted a competitive analysis of the company's executive compensation programs

  •
  Briefed the MDCC on the findings from proxy advisor reports

  •
  Provided advice on the implications of the Swiss Ordinance on the company's pay programs

  •
  Provided advice to the MDCC and the Nominating, Governance and Compliance Committee on director compensation levels

Peer Groups

        In general, we use two distinct peer groups to benchmark market practices on compensation for executive officers. One peer group reflects the executive talent market generally; the other focuses on our industry. This two-pronged approach provides broad, yet highly relevant, information regarding executive compensation practices and trends. The MDCC reviews the peer group structure annually.

        The primary talent market peer group comprises companies across a range of industries in which TE Connectivity competes for executive talent. Since we typically do not restrict executive recruiting solely to individuals working in the electronics industry, the MDCC believes it is appropriate to establish a benchmark peer group that covers an array of companies. The industries included in the primary talent market peer group are aerospace and defense; electronics, electrical and scientific equipment and components; and industrial manufacturing. The primary talent market peer group consists of 72 companies, listed in Appendix A, with publicly disclosed fiscal-annual revenues ranging from $548 million to $86.6 billion and a median of $4.7 billion. Data obtained from this group is adjusted to reflect the relative size (based on revenue) of TE Connectivity within the group.

        The secondary peer group comprises companies within the electronics industry. We use the secondary peer group to identify any differences in compensation practices between our industry peers and the broader primary talent market peer companies. As shown below, there currently are 15 companies in the secondary industry peer group, with publicly disclosed fiscal-annual revenues ranging from $4.6 billion to $42 billion and a median of $19.1 billion.

3M Company	Exelis Inc.
Agilent Technologies, Inc.	General Dynamics Corporation
Amphenol Corporation	Harris Corporation
Corning Incorporated	Honeywell International Inc.
Danaher Corporation	Johnson Controls, Inc.
Eaton Corporation	Parker Hannifin Corporation
EMC Corporation	SPX Corporation
Emerson Electric Co.
40 2016 Annual General Meeting Proxy Statement

        As part of the annual peer group structure review, we are changing our secondary peer group for fiscal year 2016 based on changes within our organization and in the electronics industry. The new peer group is as follows:

3M Company	Emerson Electric Co.
Amphenol Corporation	General Dynamics Corporation
Borg Warner	Honeywell International Inc.
Danaher Corporation	Johnson Controls, Inc.
Delphi	Parker Hannifin Corporation
Eaton Corporation	SPX Corporation
EMC Corporation	Sensata Technologies

        These changes to our secondary peer group better reflect our current business mix and the organizations against which it makes the most sense to benchmark our compensation practices.

        Benchmark data is compiled by the compensation consultant. As discussed below, the MDCC uses this information to ensure that our compensation levels and programs are competitive with the compensation paid by the companies we may compete with for executive talent, but the benchmark data is just one of the factors used in setting executive compensation levels.

Determining Executive Compensation

        In determining the appropriate total compensation level for each executive officer, the MDCC considers the following items:

Factors We Consider

Role	• Responsibilities, scope and complexity of the executive's role against the external benchmark data • Relative importance of the role within TE Connectivity
Comprehensive Market Analysis

•

Market reference points, including the 50th and 75th percentiles of our primary talent market peer group, for the executive officer's specific role

•

Comprehensive analysis of current base salary, target annual incentive opportunity, target long-term incentive opportunity, target total cash compensation (base salary and target annual incentive), and target total direct compensation for each executive officer

Performance	• Executive's individual performance, past performance, level of experience and expected contribution to strategic initiatives and future results
Current Compensation	• A review of the executive's current total compensation including internal pay equity and compensation history
CEO Recommendations	• The Chief Executive Officer's detailed performance assessments for the other executive officers and recommendations concerning compensation actions.

2016 Annual General Meeting Proxy Statement 41

        The compensation assessment for each executive officer is presented on a tally sheet, which also summarizes the officer's compensation history, job responsibilities, tenure with the company and performance achievements. The tally sheets enable the MDCC to understand how each element of an executive officer's compensation compares to the market 50th and 75th percentiles and to the amounts awarded to other executive officers.

        With the information provided in the total compensation assessment as a reference, and with the input of the compensation consultant and the Chief Executive Officer, the MDCC makes compensation determinations for our executive officers. The MDCC and the Board follow a similar process to set compensation for both the Chief Executive Officer and the President. In some years, the MDCC may determine that total compensation (or one or more components of total compensation) for a particular executive should differ from the market reference point(s). Similarly, the MDCC may approve a total compensation package or individual compensation components that exceed the market reference point(s) for a critical management role in order to attract a highly qualified external candidate.

        Broad-based employee benefit programs also are provided to executive officers on the same basis as all other employees.

September 2015 Compensation Assessment

        In September 2015, the MDCC, with the assistance of the compensation consultant, conducted an assessment of each executive officer's fiscal year 2015 compensation, and determined that the total direct compensation levels for some of our named executive officers varied from the applicable market reference points. The fiscal year 2015 total direct compensation levels for Messrs. Lynch, Hau and Donahue were positioned within ten percent of the 50th percentile of their peer market reference points. The total direct compensation level for Messrs. Curtin and Merkt was positioned within fifteen percent of the 50th percentile.

        As discussed in the next section the results of the September 2015 competitive compensation assessment helped the MDCC to set base salaries, annual and long-term incentive targets and actual long-term incentive grant values for the executive officers for fiscal year 2016.

Compensation Paid or Awarded in Fiscal 2015

        The company's total compensation package for executive officers consists of the following elements:

  •
  Base salary

  •
  Annual cash incentives

  •
  Long-term equity incentives

  •
  Executive benefits and perquisites

  •
  Broad-based retirement and health and welfare benefits
42 2016 Annual General Meeting Proxy Statement

  Base Salary

        Base salary provides fixed compensation for performing the executive's core duties and responsibilities. As shown below, the MDCC increased base salaries for four of the named executive officers effective January 1, 2015.

	Increase Amount	Promotional Increase Amount	From	To
Mr. Lynch	0.0%	0.0%	$1,200,000	$1,200,000
Mr. Hau	2.0%	0.0%	$608,850	$621,027
Mr. Curtin	2.0%	23.3% *	$655,930	$825,000
Mr. Donahue	2.0%	0.0%	$682,137	$695,780
Mr. Merkt	5.0%	0.0%	$550,022	$577,523

*
effective March 9, 2015

        Mr. Curtin's promotional increase of 23.3% reflects his promotion to President, and did not take effect until March 9, 2015. Mr. Merkt received a merit increase of 5% in recognition of his past year performance and additional responsibility with the acquisition of Measurement Specialties.

        For 2016, Messrs. Lynch, Hau, Curtin and Donahue will not receive base salary increases. Mr. Merkt will receive a base salary increase of 5% to maintain his competitive pay position in the marketplace and bring his total direct salary closer to the 50th percentile.

  Annual Incentive Awards

        The annual incentive program is designed to reward executive officers for achieving fiscal year financial or strategic performance goals at the corporate, segment or business unit level, though awards may be modified to reflect the MDCC's assessment of individual performance. The MDCC intends the annual incentive award program to provide market competitive awards for performance at predetermined target levels.

        Our annual incentive awards are structured as cash payments. Within ninety days of the start of each fiscal year, the MDCC establishes the applicable performance criteria, which include minimum performance thresholds required to earn any award, target performance goals required to earn a payment of 100%, and a higher performance level required to earn the maximum incentive permitted. At the same time, the MDCC establishes a target bonus percentage for each executive officer, which is expressed as a percentage of base pay. Executive officers will receive an award based on the target bonus percentage and the attained performance levels on the various metrics. No annual incentive payments are made if threshold performance levels are not achieved, absent extenuating circumstances that the MDCC believes merit an exception. Payouts change proportionately for achievement at levels between goals.

2016 Annual General Meeting Proxy Statement 43

  Target Bonus Percentages

        The target bonus percentages for the named executive officers for fiscal years 2015 and 2016 were as follows:

	Fiscal 2015 Target	Fiscal 2016 Target
Mr. Lynch	150%	150%
Mr. Hau	85%	85%
Mr. Curtin	90% (from October 2014–February 2015) 100% (from March 2015–September 2015 due to promotion)	100%
Mr. Donahue	90%	90%
Mr. Merkt	80%	85%

        Mr. Merkt is the only named executive officer to receive a higher target bonus percentage for fiscal year 2016 and that change was made to better align Mr. Merkt's compensation with market practice.

  Performance Measures

        Each year the MDCC reviews and approves the annual incentive measures for the business segments and the company as a whole. Measures are selected to support the objectives of each business and to provide appropriate balance and avoid excessive risk. For fiscal year 2015, we decreased the number of metrics from five to four eliminating free cash flow as a performance measure.

        Measures for each segment were revenue, an operating income metric, and a key performance indicator identified at the business unit level to reflect growth, productivity or quality, as appropriate for the business unit's key initiatives for the year. The combined business unit metrics were weighted at 80%, with each segment determining the weight of the revenue and operating income measures to address the specific needs of their respective businesses. The corporate level metric continued to be earnings per share, which was weighted at 20%. Each segment's results are the roll-up of its underlying business units' results, while corporate level results are the roll-up of all business units' results. The key performance indicator metric at the corporate level is the revenue-weighted average of the key performance indicator metric scores for the business segments.

2015 Metric	Corporate	Industrial Solutions	Network Solutions	Transportation Solutions
Corporate
Earnings per share	20%	20%	20%	20%
Revenue	40%	40%	30%	40%
Business
Operating income	20%	20%	30%	20%
Key performance indicator	20%	20%	20%	20%

        For purposes of the annual incentive program, all of the financial metrics are adjusted financial measures (i.e., they do not conform to U.S. Generally Accepted Accounting Principles) that exclude the effects of events deemed not to reflect the actual performance of our employees. For fiscal year 2015, the adjustments to EPS, revenue and operating income, as applicable, were as follows (i) exclusion of acquisition related charges, (ii) exclusion of restructuring and other related charges, (iii) exclusion of the impact of certain acquisitions, (iv) exclusion of the impact of changes resulting from foreign currency exchange rates (with respect to performance measures at the business unit level), (v) exclusion of certain corporate allocations (with respect to performance measures at the business unit level), (vi) exclusion of income tax benefits associated with the settlement of audits of prior year income tax

44 2016 Annual General Meeting Proxy Statement

returns as well as the related impact to other expense pursuant to the tax sharing agreement with Tyco International plc and Covidien plc, (vii) exclusion of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with the integration of Measurement Specialties, Inc., (viii) exclusion of income tax charges for the tax impacts of certain intercompany dividends related to the restructuring and sale of the Broadband Network Solutions business, and (ix) inclusion of fiscal year 2015 results for the divested Broadband Network Solutions business.

        The table below shows the performance range for payouts under the fiscal year 2015 annual incentive program, as well as the payouts to be awarded for performance at each level.

Metric	Threshold	Target	Maximum*	Threshold payout (% of target)	Target payout (% of target)	Maximum payout* (% of target)
EPS	90%	100%	110%	50%	100%	200%
Revenue	97%	100%	103%	50%	100%	200%
Operating income	90%	100%	110%	50%	100%	200%
Key performance indicator	Varies by business unit			50%	100%	200%

*
For exceptional performance on an individual metric that exceeds the maximum goal, the MDCC may reward results with a payout of up to 300%, with two exceptions: the key performance indicator will be capped at 200%, and in order to ensure profitable growth, revenue is capped at 200%, unless operating income results are at target or greater. Regardless of payouts on individual metrics, the total award payout for an individual employee can never exceed 200% of target.

        No individual performance metrics were assigned to any executive officer under the fiscal year 2015 annual incentive program. The MDCC reserved the discretion to adjust individual or business unit award amounts up or down, by 0% to 200% based on its evaluation of the individual or business unit performance during the fiscal year. However, all individual performance adjustments must net out to zero, meaning that the overall annual incentive pool may not be increased as a result of individual performance adjustments. In addition, there is a reserve pool of approximately $10 million (10% of the total target annual incentive award pool amount) that, with the MDCC's approval, could be used to reward exceptional performance at either the business unit or individual level, regardless of performance results against the established financial measures. Notwithstanding MDCC adjustments, an individual employee's incentive cannot exceed 200% of the employee's target bonus percentage. The company used $3.6 million of the reserve pool in fiscal 2015 to increase incentive pools where we continued to see strong performance that was not fully reflected in the results of our annual incentive plan.

2016 Annual General Meeting Proxy Statement 45

  Annual Incentive Payments for Fiscal 2015

        Fiscal year 2015 performance targets, actual attainment, and corresponding annual incentive award results at the corporate level and for the Industrial Solutions, Network Solutions and Transportation Solutions business segments were as follows:

Corporate Level

Performance Measure (% weighting)	Target		Results		Performance % to Target	Bonus Score**
EPS (20%)	$4.35–$4.45		$4.09		94.0%	69.3%
Revenue (40%)	$15,474–$15,640		$13,936		90.1%	0.0%
Operating Income (20%)	$2,459–$2,503		$2,250		91.5%	57.4%
Key Performance Indicator Metric (20%)		*		*		150.8%
Corporate Level Earned Award:						60.0% ***

Industrial Solutions

Performance Measure (% weighting)	Target		Results		Performance % to Target	Bonus Score**
EPS (20%)	$4.35–$4.45		$4.09		94.0%	69.3%
Business Unit Revenue (40%)	$3,594		$3,396		94.5%	0.0%
Business Unit Operating Income (20%)	$636		$545		85.6%	0.0%
Key Performance Indicator Metric (20%)		*		*		100.0%
Industrial Solutions Earned Award:						33.9%

Network Solutions

Performance Measure (% weighting)	Target		Results		Performance % to Target	Bonus Score**
EPS (20%)	$4.35–$4.45		$4.09		94.0%	69.3%
Business Unit Revenue (30%)	$2,730		$2,610		95.6%	57.7%
Business Unit Operating Income (30%)	$349		$340		97.6%	87.8%
Key Performance Indicator Metric (20%)		*		*		127.2%
Network Solutions Earned Award:						83.0%

Transportation Solutions

Performance Measure (% weighting)	Target		Results		Performance % to Target	Bonus Score**
EPS (20%)	$4.35–$4.45		$4.09		94.0%	69.3%
Business Unit Revenue (40%)	$7,158		$6,987		97.6%	77.2%
Business Unit Operating Income (20%)	$1,649		$1,645		99.8%	99.0%
Key Performance Indicator Metric (20%)		*		*		197.1%
Transportation Solutions Earned Award:						104.0%

*
The company's business segments, including Industrial Solutions, Network Solutions and Transportation Solutions and the corporate level were not assigned specific key performance indicator metrics for fiscal year 2015. The Industrial Solutions, Network Solutions and Transportation Solutions bonus scores for the key performance indicator metrics are the revenue-weighted averages of each of their respective business units' key performance indicator metric scores. The company has determined that disclosure of the key performance indicator metric
46 2016 Annual General Meeting Proxy Statement

  would result in competitive harm. In setting the key performance indicator metrics for each business unit, the company established targets that represented significant improvement over performance levels attained in fiscal year 2014 and that were deemed to be difficult to attain assuming strong performance and anticipated economic conditions. The corporate level bonus score for the key performance indicator metric is the revenue-weighted average of the key performance indicator metric scores for all business units across the company.

**
The bonus score is calculated based on the level of performance attained relative to the threshold, target and maximum described above for each performance measure.

***
The final Corporate bonus score was adjusted upward to 60.0% from 55.5% because the MDCC determined that certain aspects of the company's performance, particularly the successful divestiture of our Broadband Network Solutions business, as well as completing four acquisitions and improved operating margins, were not captured in this year's annual incentive plan.

        Messrs. Lynch and Hau received fiscal 2015 annual incentive payouts based entirely on the Corporate award score. Mr. Merkt's fiscal year 2015 annual incentive payout was based entirely on the Transportation Solutions award score.The fiscal year 2015 annual incentive payout for Mr. Curtin was pro-rated using the Industrial Solutions award score before his promotion and the Corporate award score thereafter. The fiscal year 2015 annual incentive payout for Mr. Donahue was based on an even split between the Corporate and Network Solutions award scores.

  Annual Incentive Plan for Fiscal 2016

        For fiscal year 2016, we will continue to use the same four performance measures as fiscal year 2015. Each segment will use revenue, operating income, and a key performance indicator. In addition, the weightings for each measure will be standardized across both corporate and the segments, with the combined business unit metrics at 80%. The corporate metric will continue to be earnings per share and will be weighted 20%.

        For fiscal year 2016, the payout ranges described in the chart on page 45 are generally unchanged. The performance ranges for EPS are unchanged. The performance range for operating income or operating income margin generally will have a threshold level of 90% and a maximum level of 110% with some variation depending upon business unit. The revenue metric will generally have a threshold level of 95% and a maximum level of 105% with some variation depending upon business unit.

  Long-Term Incentive Awards

        The company uses long-term incentive awards in the form of stock options, restricted stock units ("RSUs") and performance stock units ("PSUs") to deliver competitive compensation that recognizes employees for their contributions and aligns executive officers with shareholders in focusing on long-term growth and stock performance. As part of the company's compensation philosophy, the MDCC concluded that annual grants of long-term incentive awards to executive officers typically should be competitive relative to our primary talent market peer group, but should deliver compensation at the high end of the market if our stock performs particularly well and at the low end of the market if our stock performance is weak.

        Stock options have a ten-year term and vest ratably over a four-year period, beginning on the first anniversary of the grant date. RSUs also vest ratably over four years starting on the first anniversary of the grant date. PSUs can earn value each year based on achievement of predetermined performance criteria during a three-year period, and vest in full upon the MDCC's certification of the third year's performance results. We believe this vesting schedule encourages executives to remain with TE Connectivity and strive to continually improve shareholder value.

2016 Annual General Meeting Proxy Statement 47

        The company does not have a specific policy for allocating long-term equity incentive awards among the different forms of equity, but determines each year what is appropriate in light of the then-current circumstances as described below. However, consistent with our philosophy that a majority of an executive officer's compensation should be performance-based and aligned with shareholders' interest, long-term equity incentive awards for executive officers are weighted heavily toward stock options and PSUs.

        In order to facilitate the long-term equity incentive grant process and promote internal pay equity, the MDCC has established guidelines that group certain executive officers (excluding Mr. Lynch) together in separate grant ranges based on factors such as market benchmark data, similarity in roles and scope of business, or the impact of the executive officer's role on the organization. The MDCC then assigns an equity value range for each executive officer group based on applicable competitive market data. Grant values actually awarded to each executive are intended to be within the ranges assigned, although the MDCC may grant awards outside an assigned range to recognize exceptional or below average performance. The MDCC reviews the guidelines annually and adjusts them as appropriate.

        To determine the value of each executive officer's long-term equity incentive award in any year, the MDCC refers to the equity grant guidelines, assesses the executive's future potential, and also considers the same factors generally considered for other components of total compensation—internal pay equity, individual performance and contributions to strategic initiatives, level of experience and compensation history. As with the other components of total compensation, Mr. Lynch makes a recommendation regarding long-term equity incentive awards for each executive officer.

        In determining its annual long-term equity incentive award recommendation for Mr. Lynch, the MDCC reviews the applicable market reference data, competitive compensation analysis, and any additional input from the compensation consultant, and also assesses Mr. Lynch's performance. Based on this information, the MDCC presents a recommendation to the independent members of the full Board for consideration.

  Performance Stock Unit (PSU) Program

        PSUs provide the named executive officer the opportunity to earn shares of the company's stock based on the company's EPS growth relative to the Standard & Poor's 500 Non-Financial Companies Index over a three-year performance cycle. In each year of the performance cycle, one-third of the PSUs granted (the "annual target amount") can be earned (but not vested) based on the predetermined performance schedule.

        In any year during the three-year performance cycle for a PSU grant that the company's EPS growth is within the 45th to 55th percentile of the index, the annual target amount will be reserved for delivery at the conclusion of the three-year performance cycle. If the company's results are higher than the 55th percentile, up to 200% of the annual target amount will be reserved for delivery. If results are lower, a smaller percentage may be reserved for delivery, but no PSUs will be reserved in any year in which the performance threshold (EPS growth at the 25th percentile of the index) is not met. PSUs that have been reserved will vest following the close of the three-year performance cycle. PSUs will be paid in the form of TE Connectivity common stock, together with dividend equivalent stock units that accrued on reserved PSUs during the performance cycle.

48 2016 Annual General Meeting Proxy Statement

        EPS performance for fiscal years 2013, 2014 and 2015 is outlined below, along with the associated payout factors:

	EPS Growth	Percentile Rank	Payout Factor
FY2013 FY13 grants year 1	12.9%	63.2	141.0%
FY2014 FY13 grants year 2 FY14 grants year 1	17.3%	69.0	170.0%
FY2015 FY13 grants year 3 FY14 grants year 2 FY15 grants year 1	8.8%	60.7	128.5%

  Payout for Fiscal 2013 PSU Grant

        Fiscal year 2015 was the third year of our fiscal year 2013 PSU grant. Recipients under the program earned above target shares for each year of the 3-year period. Shares earned under the program vested on December 14, 2015 after certification of the fiscal year 2015 results.

        The table below shows the shares earned and vested under the fiscal year 2013 PSU grant for each of our named executive officers.

	FY2013 Target PSUs	Year 1 Earned Shares	Year 2 Earned Shares	Year 3 Earned Shares	Total FY2013 Earned Shares
Mr. Lynch	63,480	29,836	35,972	27,191	92,999
Mr. Hau	16,320	7,670	9,248	6,990	23,908
Mr. Curtin	20,860	9,804	11,820	8,936	30,560
Mr. Donahue	20,860	9,804	11,820	8,936	30,560
Mr. Merkt	13,600	6,392	7,706	5,826	19,924

  Fiscal 2015 Long-Term Incentive Awards

        The MDCC granted long-term equity incentive awards in the first quarter of fiscal 2015. Fiscal year 2015 equity awards for executive officers were made in the form of stock options (50%), PSUs (30%) and RSUs (20%).

        As part of the annual award process, the MDCC reviewed the equity planning value ranges against updated market data and determined that the equity planning value ranges for fiscal year 2015 should remain the same as those for fiscal year 2014. Messrs. Curtin, Donahue and Hau are grouped together in the same long-term incentive range and Mr. Merkt is grouped with other executives in a different long-term incentive range. For these named executive officers other than Mr. Lynch, the equity planning value ranges for the fiscal year 2015 long-term equity incentive awards were as follows:

  •
  Messrs. Curtin, Donahue and Hau—$1,000,000–$3,000,000

  •
  Mr. Merkt—$600,000–$1,800,000
2016 Annual General Meeting Proxy Statement 49

        The equity award values approved by the MDCC for the named executive officers for fiscal year 2015 were as follows and fall within the equity value ranges as described above:

Mr. Lynch	$8,500,000
Mr. Hau	$2,000,000
Mr. Curtin	$2,400,000
Mr. Donahue	$2,300,000
Mr. Merkt	$1,800,000

        In establishing Mr. Lynch's award, the MDCC considered Mr. Lynch's continued strong leadership of the company through another successful year in fiscal year 2014, and the competitive total direct compensation and long-term incentive benchmark data from the company's two peer groups.

  Special Long-Term Incentive Awards

        In March 2015 TE made organization changes which included the promotion of Mr. Curtin to President. After making these changes, the MDCC worked with its independent compensation consultant, Pay Governance, to understand various approaches used to address continuity of key leaders during these types of organization changes and to take action which would support TE's objectives in the context of market practices.

        On March 9, 2015 the MDCC approved a special equity award to Mr. Curtin with a planning value of $750,000 in recognition of his expanded responsibilities as President. The award is in the form of stock options (50%), PSUs (30%) and RSUs (20%). Mr. Curtin's stock options and RSUs are scheduled to vest 25% each year over 4 years. The PSUs will follow the fiscal 2015 program design and vest following the close of the three-year performance cycle.

        Also on March 9, 2015 the MDCC approved special RSU retention awards to Messrs. Donahue and Merkt. These awards are intended to promote retention and continuity of key leaders to ensure we maintain momentum and continue to deliver against our aggressive operating plan during a time of organizational changes. Award planning values were $1,000,000 for Mr. Donahue and $2,000,000 for Mr. Merkt. Mr. Donahue's award is scheduled to vest in full at the end of fiscal year 2017 and Mr. Merkt's award will vest in full on the fourth anniversary of the grant date. The awards have no value to the recipients unless they remain employed with the company for the full vesting period.

  Fiscal 2016 Long-Term Incentive Awards

        Each year the PSU program is reviewed against market best practices. Feedback from shareholders is also considered as part of the review. For the fiscal 2016 grant a 3-year average EPS growth metric will be used to calculate earned shares at the end of the 3-year performance period. Additionally, the performance schedule has changed as follows:

  •
  A minimum threshold must continue to be achieved in order for any portion of the PSUs to be earned. Specifically, EPS growth must be at the 25th percentile of the index in order to earn any shares under the program.

  •
  Target shares, or 100%, will only be earned for EPS growth at the 50th percentile.

  •
  Maximum payout continues to be 200% and is earned for EPS growth at the 75th percentile of the index.

        The named executive officer will also continue to receive dividend equivalent stock units at the conclusion of the three-year performance cycle, commensurate with the portion of the PSUs that are vested.

50 2016 Annual General Meeting Proxy Statement

        The MDCC granted long-term equity incentive awards for fiscal year 2016 in November 2015. (These equity awards are not reflected in the Summary Compensation or Grants of Plan-Based Awards tables because those tables only cover fiscal year 2015.) For our named executive officers other than Mr. Lynch, the equity planning value ranges for the fiscal year 2016 long-term equity incentive awards are unchanged from fiscal year 2015.

        The fiscal year 2016 equity incentive awards for the named executive officers were in the form of stock options (50%) and PSUs (50%). The equity award planning values approved by the MDCC for the named executive officers for fiscal year 2016 were as follows:

Mr. Lynch	$7,500,000
Mr. Hau	$1,900,000
Mr. Curtin	$3,000,000
Mr. Donahue	$2,200,000
Mr. Merkt	$1,800,000

  Pay Mix

        The company does not have a defined policy to dictate the allocation between fixed and performance-based compensation or between annual and long-term compensation. The pay mix for each named executive officer is driven largely by two concerns: to deliver compensation primarily through performance-based components that align the executives' interests with those of our shareholders, and to deliver a competitive pay mix relative to our peer benchmark companies. Management and the MDCC periodically review the pay mix to ensure that the allocation achieves those goals.

        The following table shows our pay mix for fiscal year 2015, based on the data reported in the Summary Compensation Table. Performance-based incentives constituted at least 66%, and as much as 76%, of fiscal year 2015 compensation for the named executive officers. The allocations differ among the named executive officers because of market practice for their respective positions.

	Base Salary Rate	Long-Term Incentives(2)	Annual Incentive	Other Compensation
Lynch	10%	76%	9%	5%
Hau	19%	66%	10%	5%
Curtin	16%	72%	8%	4%
Donahue(1)	14%	72%	9%	5%
Merkt(1)	11%	76%	9%	4%

(1)
For Messrs. Donahue and Merkt, amounts do not include the value of expatriate-related tax items.

(2)
Long-term incentives consist of 50% stock options, 30% PSUs and 20% RSUs.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the tax deduction available to a public company for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualifies as performance-based or is otherwise exempt from Section 162(m). Annual incentive bonuses, stock options and other performance-based awards made to executive officers under our 2007 Stock and Incentive Plan are intended to qualify as performance-based compensation for these purposes.

2016 Annual General Meeting Proxy Statement 51

        In evaluating compensation programs covering our executive officers, the MDCC considers the potential impact on the company of Section 162(m) and generally intends to maximize the deductibility of compensation. However, the MDCC reserves the right to approve nondeductible compensation where necessary to achieve our overall compensation objectives and to ensure the company makes appropriate payments to executive officers.

Risk Profile of Compensation Programs

        The MDCC has structured our executive compensation programs to provide the appropriate level of incentives without encouraging executive officers to take excessive risks in managing their businesses.

        We performed a two-part risk assessment of the company's compensation programs and practices in fiscal year 2015. We first conducted an inventory of our executive and non-executive incentive compensation programs globally, including all significant sales incentive programs. Then each program was evaluated to determine whether its primary components properly balanced compensation opportunities and risk. The compensation consultant facilitated this evaluation by preparing a compensation risk analysis checklist. Each program was evaluated against the checklist, the results were recorded, and risk levels were identified.

        After considering the assessment results and the preliminary conclusions, the MDCC agreed that none of the company's compensation programs and practices in fiscal year 2015 were reasonably likely to have a material adverse effect on the company.

Retirement and Deferred Compensation Benefits

        The company maintains various retirement plans to assist our executive officers with retirement income planning and to make the company more appealing to prospective employees.

        The company provides a defined contribution plan, the Tyco Electronics Retirement Savings and Investment Plan ("RSIP"), that is available to all eligible U.S.-based employees, and a nonqualified supplemental retirement plan, the Tyco Electronics Supplemental Savings and Retirement Plan ("SSRP"), for management and executive level employees.

        Under the RSIP, the company match level is based on years of service, as follows:

Years of Service	Employee Contribution*	Company Contribution*
0–9	1%	5%
10–19	2%	6%
20–24	3%	7%
25–29	4%	8%
30 or more	5%	9%

*
Represents a percentage of the employee's compensation, which, for purposes of the RSIP, generally includes base salary and annual incentive awards.

        Under the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual incentive awards. The company provides matching contributions to the SSRP based on the executive officer's amount of deferred compensation at the same rate such officer is eligible to receive matching contributions under the RSIP and on any cash compensation (i.e., base salary and annual incentive awards) earned in excess of Internal Revenue Service limits. Once officers reach the annual contribution limit under the RSIP, they may continue to make deferrals in excess of qualified plan limits into the SSRP and receive matching contributions from the Company until compensation reaches the IRS maximum compensation limit.

52 2016 Annual General Meeting Proxy Statement

        Company contributions for the named executive officers are shown in the "All Other Compensation" column of the Summary Compensation table that follows this CD&A. Participants, including executive officers, are fully vested in company matching contributions under the RSIP and SSRP after three years of service.

        All of the company's U.S. retirement, deferred compensation, incentive, and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code.

        Mr. Donahue has accrued a benefit under two frozen tax-qualified defined benefit plans, as described in the Pension Benefits for Fiscal 2015 table that follows this CD&A. Mr. Merkt has accrued a benefit under one frozen tax-qualified defined benefit plan as described in the same table.

Welfare Benefits

        We provide welfare benefits to executive officers on the same basis as all other employees in the same geographic area. The various benefit plans are part of our overall total compensation and are intended to be competitive with peer companies.

        For eligible U.S.-based employees, the company provides medical, dental and life insurance, and disability coverage. Outside of the United States, the company provides welfare benefits based on local country practices.

Perquisites

        TE Connectivity uses corporate aircraft to allow our executive officers and other corporate and business leaders to travel safely and efficiently for business purposes. This corporate aircraft enables our employees to be more productive by providing a secure environment to conduct confidential business and avoid the scheduling constraints associated with commercial air travel. In fiscal year 2015, the MDCC amended the TE Connectivity Corporate Aircraft Usage Policy to allow Mr. Lynch to use the corporate aircraft for non-business purposes, whenever practical and subject to annual limitations, to enable him to take advantage of these efficiencies. Limited non-business use of the corporate aircraft by other executive officers also is permitted with the approval of Mr. Lynch. The value of an executive's non-business use of the aircraft will be treated as taxable income in accordance with IRS regulations and will not be grossed up. The disclosed value will be the incremental cost, including the direct variable cost to TE Connectivity associated with the non-business travel as further described in footnote (a) to the All Other Compensation table following the Summary Compensation table. There are no other perquisites provided to U.S. executive officers.

Expatriate Assignment Benefits

        As described in the Summary Compensation table that follows this CD&A, Messrs. Donahue and Merkt received certain benefits under the terms of an expatriate assignment policy made available to all employees who are asked to relocate from their home country in connection with their work assignments. Under the policy, eligible employees are reimbursed (or provided cash allowances) for items such as rent, goods and services, dependent tuition, home leave costs, language training, housing management fees, tax preparation services, utilities, storage costs, and miscellaneous living expenses. In addition, eligible employees are placed in a tax-equalization program that makes them whole (including tax gross-up payments, where necessary) for any additional taxes imposed in excess of the taxes they would have incurred in their home country. Mr. Donahue was assessed additional taxes in fiscal year 2014 in conjunction with his overseas assignment that concluded at the end of 2011. Mr. Merkt incurred expenses under our tax-equalization program in fiscal year 2015 in conjunction with his overseas assignment that concluded at the end of 2012 as explained in footnote (a) to the All Other Compensation table following the Summary Compensation table.

2016 Annual General Meeting Proxy Statement 53

Change in Control and Termination Payments

        The company maintains the TE Connectivity Severance Plan for U.S. Executives (referred to as the Severance Plan) and the TE Connectivity Change in Control Severance Plan for Certain U.S. Executives (referred to as the CIC Plan). The company believes that maintaining severance and change in control benefits is appropriate in order to attract and retain executive talent: such benefits are standard at our peer companies. In addition, we believe such benefits help us avoid costly and potentially protracted separation negotiations, ensure continuity of management in the event of an actual or threatened change in control, and protect our executive officers' investment in the company. With the assistance of its compensation consultant, the MDCC annually performs a competitive analysis of both plans to confirm that the benefits provided are standard in the marketplace.

        The following describes our change in control and termination payments reflected in our current practice as of September 25, 2015 for executives who were in office and have employment agreements dated before January 1, 2014 when the Swiss Ordinance came into effect. Effective January 1, 2016 executives subject to the Swiss Ordinance will no longer be eligible for the described change in control and termination payments.

  Severance

        Under the Severance Plan, benefits are payable to an executive officer only upon an involuntary termination of employment for any reason other than cause, permanent disability or death. In order to obtain severance benefits, the executive officer must accept a confidentiality agreement, a one-year non-compete agreement, a two-year non-solicitation agreement, and non-disparagement covenants in favor of the company.

        The Severance Plan provides cash severance upon termination of employment as follows:

  •
  for the Chief Executive Officer, two times base salary plus two times target bonus

  •
  for officers who are subject to Section 16 of the Securities Exchange Act of 1934 and also are direct reports to the Chief Executive Officer, one and one-half times base salary plus one and one-half times target bonus

  •
  for other executive officers, an amount equal to base salary plus target bonus.

        Cash severance payments under the Severance Plan will be made in monthly installments. In addition, the terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for twelve months. Outstanding equity awards will be treated in accordance with the applicable award agreement.

        "Cause" under the Severance Plan is defined as substantial failure or refusal to perform duties and responsibilities of the executive's job, violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft, violation of our rules or policies, or other egregious conduct that has or could have a serious and detrimental impact on TE Connectivity and its employees.

        Severance benefits for non-U.S. executives generally will be based on local statutory requirements.

  Change-in-Control

        The CIC Plan incorporates a "double trigger" concept before benefits become payable. In other words, benefits are payable to an executive officer under the CIC Plan only upon an involuntary termination of employment by the company or "good reason resignation" that occurs during a period shortly before and continuing after a change in control (a "qualifying termination"). In order to obtain benefits, the executive officer must accept confidentiality, non-competition, and non-solicitation agreements, and non-disparagement covenants in favor of the company.

54 2016 Annual General Meeting Proxy Statement

        For purposes of the CIC Plan, "good reason resignation" generally means assignment of duties materially inconsistent with the executive's position, a material adverse change in the executive's position, company actions that would cause the executive to violate his or her ethical or professional obligations, relocation to a place of employment more than 60 miles from the executive's current place of employment, a reduction in the executive's base salary or annual bonus target percentage, a reduction in the aggregate of the executive's benefits, or failure by the company to have its obligations under the CIC Plan assumed by a successor.

        No benefits are payable under the CIC Plan if the executive officer is terminated for "cause." "Cause" is defined as a violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft, or other egregious conduct likely to have a materially detrimental impact on TE Connectivity and its employees.

        The CIC Plan provides cash severance in the event of a qualifying termination as follows:

  •
  for the Chief Executive Officer, three times base salary plus three times target bonus

  •
  for officers who are subject to Section 16 of the Securities Exchange Act of 1934 and also are direct reports to the Chief Executive Officer, two times base salary plus two times target bonus

  •
  for other executive officers, one and one-half times base salary plus one and one-half times target bonus.

        Cash severance payments under the CIC Plan will be made in one lump sum. In addition, a terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for twelve months. Outstanding stock options and RSUs will become fully vested in the event of a qualifying termination. PSUs will vest pro rata in accordance with their terms and performance criteria. Cash severance and other benefits payable as a result of a qualifying termination will be limited to the greater after-tax amount resulting from (i) payment of the full benefits, followed by the imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the full benefits up to the Section 280G limit with no excise tax imposed. Benefits payable under the CIC Plan will not be grossed up to reflect Section 280G or any other taxes.

Executive Stock Ownership Requirements

        The company maintains a Share Ownership and Retention Requirement Plan applicable to all executive officers, including the named executive officers. In fiscal year 2014, the MDCC reviewed this plan and increased the TE Connectivity common shares ownership requirement for direct reports to the Chief Executive Officer from two times base salary to three times base salary. The common share ownership requirement for the Chief Executive Officer continues to be six times base salary. Direct reports of the Chief Executive Officer are required to meet the share ownership requirements within five years of the officer's date of employment. In the event stock ownership has not been met in the five year timeframe, the employee will be required to hold 100% of the shares of common stock they receive upon lapse of the restrictions on restricted stock/stock units and upon exercise of stock options (net of any shares utilized to pay for the exercise price of the option and tax withholding). The following shares count toward the ownership requirements: wholly-owned shares, shares in stock units or deferred compensation plans, employee stock ownership plans, unvested restricted stock, shares deemed earned under the provisions of performance stock unit grants, and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal 2015 year-end, all of the named executive officers met their stock ownership requirements.

2016 Annual General Meeting Proxy Statement 55

Insider Trading Policy

        Our named executive officers along with all of our employees are subject to our insider trading policy to ensure that employees worldwide comply with all applicable laws and regulations concerning securities trading. Among other things, our insider trading policy restricts the times during which executive officers can enter into trading transactions concerning our securities. Our named executive officers and employees are prohibited from engaging in any hedging transactions, including prepaid variable forward contracts, equity swaps, collars, exchange funds, puts, calls, options, short sales or similar rights, obligations or transactions that are designed to hedge or offset any decrease in the market value of TE Connectivity securities, other than the exercise of a company issued stock option.

        Our insider trading policy was updated in fiscal 2015 to include a prohibition against pledging. Executive officers and directors are prohibited from holding TE Connectivity securities in a margin account and from maintaining or entering into any arrangement that, directly or indirectly, involves the pledge of TE Connectivity securities or other use of TE Connectivity securities as collateral for a loan.

56 2016 Annual General Meeting Proxy Statement

 MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

        The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed the analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the company's Annual Report on Form 10-K for the fiscal year ended September 25, 2015 and in the company's proxy statement for the 2016 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

Daniel J. Phelan, Chair
Paula A. Sneed
John C. Van Scoter

December 1, 2015

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serve as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

2016 Annual General Meeting Proxy Statement 57

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table summarizes the compensation of the named executive officers for the fiscal years ended September 25, 2015 ("fiscal year 2015"), September 26, 2014 and September 27, 2013. The named executive officers are the company's principal executive officer, principal financial officer and the three other most highly compensated executives.

Name and Principal Position	Year (b)	Salary(1) ($) (c)	Bonus ($) (d)	Stock Awards(2) ($) (e)	Option Awards(3) ($) (f)	Non-Equity Incentive Plan Compen- sation(4) ($) (g)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(5) ($) (h)	All Other Compen- sation(6) ($) (i)	Total ($) (j)
Thomas J. Lynch	2015	$1,200,000	—	$4,590,360	$4,682,416	$1,080,000	—	$612,301	$12,165,077
Chief Executive	2014	$1,172,308	—	$3,685,986	$3,828,213	$2,512,800	—	$417,675	$11,616,982
Officer (PEO)	2013	$1,074,615	—	$3,602,490	$3,358,155	$2,098,800	—	$338,968	$10,473,028
Robert W. Hau	2015	$617,748	—	$1,079,940	$1,101,911	$316,724	—	$172,154	$3,288,477
EVP & Chief	2014	$604,738	—	$934,141	$969,825	$679,964	—	$235,438	$3,424,106
Financial Officer	2013	$580,292	$850,000	$926,160	$863,428	$604,454	—	$366,747	$4,191,081
(PFO)
Terrence R. Curtin	2015	$749,491	—	$1,675,209	$1,712,323	$389,022	—	$193,801	$4,719,846
President	2014	$651,500	—	$1,130,259	$1,174,175	$739,693	—	$157,436	$3,853,063
	2013	$625,164	—	$1,183,919	$1,103,388	$732,580	—	$139,215	$3,784,266
Joseph B. Donahue	2015	$692,107	—	$2,254,284	$1,266,586	$447,735	$51,283	$647,780	$5,359,775
EVP & Chief	2014	$677,530	—	$1,130,259	$1,174,175	$736,371	$100,610	$725,570	$4,544,515
Operating Officer	2013	$650,142	—	$1,183,919	$1,103,388	$1,034,998	—	$1,529,568	$5,502,015
Steven T. Merkt	2015	$570,119	—	$2,994,947	$991,814	$480,499	$3,943	$212,237	$5,253,559
President, Transportation Solutions

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of salary into the SSRP.

(2)
This amount represents the grant date fair value of restricted stock units (RSUs) and performance stock units (PSUs) calculated using the provisions of Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation. The value of PSUs included in the table assumes target performance. The following table reflects the grant date fair value of the PSUs at target, as well as the maximum grant date fair value if the highest level of performance is achieved:

Grant Date Fair Value of PSUs
Name	Target Value ($)	Maximum Value ($)
Mr. Lynch	$2,753,970	$5,507,940
Mr. Hau	$648,210	$1,296,420
Mr. Curtin	$1,005,291	$2,010,582
Mr. Donahue	$745,380	$1,490,760
Mr. Merkt	$583,020	$1,166,040
(3)
This amount represents the grant date fair value of stock options calculated using the provisions of ASC 718. See Note 21 (Share Plans) to the notes to consolidated financial statements ("Note 21") set forth in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 25, 2015 (the "10-K") for the assumptions made in determining ASC 718 grant date fair values.

(4)
Represents amounts earned under the fiscal year 2015 annual incentive program. Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of awards into the SSRP.

(5)
Represents the aggregate change in actuarial present value of the accumulated benefits for Mr. Donahue and Mr. Merkt under the frozen pension plan as described in "CD&A—Retirement and Deferred Compensation Benefits." Mr. Lynch, Mr. Hau and Mr. Curtin do not participate in a pension plan. There are no nonqualified deferred compensation earnings because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.
58 2016 Annual General Meeting Proxy Statement

(6)
See the All Other Compensation table below for a breakdown of amounts shown in column (i) which include perquisites, the company's 401(k) plan and nonqualified defined contribution plan, dividend equivalent units and other amounts. The amounts reflected in the table for perquisites are our incremental cost. We also provide group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees; the values of the benefits are not shown in the table.

All Other Compensation

Name	Year	Perquisites(a) ($)	Insurance Premiums(b) ($)	Dollar Value of Dividends not factored into Grant Date Fair Value(c) ($)	ESPP Company Match(d) ($)	Company Contributions to DC Plans(e) ($)	Total All Other Compensation ($)
Thomas J. Lynch	2015	$84,569	—	$304,964	—	$222,768	$612,301
Robert W. Hau	2015	—	—	$107,268	—	$64,886	$172,154
Terrence R. Curtin	2015	$7,397	—	$97,053	—	$89,351	$193,801
Joseph B. Donahue	2015	$411,035	$620	$101,842	—	$134,283	$647,780
Steven T. Merkt	2015	$19,208	—	$82,399	$1,950	$108,680	$212,237

(a)
Amounts less than $25,000 for Mr. Lynch totaling $124 include an attendance gift provided to Mr. Lynch that was provided to all attendees at a certain business meeting. Amounts greater than $25,000 for Mr. Lynch totaling $84,445 includes the incremental cost to us of Mr. Lynch's non-business use of our aircraft. As described on page 53, Mr. Lynch is permitted to use the aircraft for business and non-business purposes. The incremental cost to us during fiscal year 2015 includes the direct variable cost and value of the lost corporate tax benefit associated with Mr. Lynch's travel to attend Thermo Fisher Scientific Inc. and Cummins Inc. board meetings, as Mr. Lynch is a member of the board of directors of both companies, and occasional non-business use.

Amounts less than $25,000 for Mr. Curtin totaling $7,397 include the incremental cost to us of Mr. Curtin's non-business use of our aircraft. The incremental cost to us during fiscal year 2015 includes the direct variable cost and value of the lost corporate tax benefit associated with Mr. Curtin's travel after the conclusion of a business trip. Executive officers have limited access to the use of the corporate aircraft for non-business purposes. Also included is an attendance gift provided to all meeting attendees at a certain business meeting.

Amounts less than $25,000 for Mr. Donahue totaling $1,305 includes an attendance gift provided to all meeting attendees at a certain business meeting and the net expenses paid by us for various miscellaneous fees and expenses pertaining to an expatriate assignment in Germany during fiscal 2009 - 2011. In fiscal 2015, pursuant to the process of the company's tax equalization program, the company paid on behalf of Mr. Donahue, foreign taxes in the amount of $306,355 (net of amounts withheld from his base pay under the tax equalization program), and related U.S. state taxes in the amount of $41,000. The company also provided Mr. Donahue tax gross-up payments of $19,969 for calendar year 2014; gross-up amounts for calendar year 2015 are not determined until end of calendar year 2015. Mr. Donahue also made repayment to the company of $781,754 as a result of his 2013 tax equalization settlement. This amount was not deducted from his fiscal year 2015 total compensation. Due to the timing of payments in fiscal 2015, the following range of exchange rates, primarily as determined by TE Connectivity finance, were used to convert amounts reported or paid in EUR to U.S. dollars: $1.08-$1.27:EUR 1. Amounts greater than $25,000 for Mr. Donahue are:

Benefit Type	Amount
Tax Preparation Fees	$42,406

  The amount for Mr. Merkt includes expenses pertaining to an expatriate assignment in Germany during fiscal 2011 - 2012. Amounts less than $25,000 for Mr. Merkt totaling $12,973 are the net expenses paid by us for tax preparation fees and various miscellaneous fees and expenses. In fiscal 2015, pursuant to the process of the company's tax equalization program, the company paid on behalf of Mr. Merkt, foreign taxes in the amount of $635 (net of amounts withheld from his base pay under the tax equalization program). The company also provided Mr. Merkt tax gross-up payments of $5,599 for calendar year 2014; gross-up amounts for calendar year 2015 are not determined until end of calendar year 2015. Mr. Merkt also made repayment to the company of $153,204 as a result of his 2013 tax equalization settlement. This amount was not deducted from his fiscal year 2015 total compensation. Due to the timing of payments in fiscal 2015, the following range of exchange rates, primarily as determined by TE Connectivity finance, were used to convert amounts reported or paid in EUR to U.S. dollars: $1.08-$1.27:EUR 1.

(b)
Represents the additional income reported for participation in a company paid split dollar life insurance program.
2016 Annual General Meeting Proxy Statement 59

(c)
Represents the value of dividend equivalent units credited in the fiscal year to each individual's unvested RSUs and PSUs using the closing price on the date of the crediting. The dividend equivalent unit value associated with the PSUs reflects target performance and will be adjusted based on certified performance results following the close of the three-year performance period.

(d)
Represents the company matching contribution made under the TE Connectivity employee stock purchase plan.

(e)
Reflects contributions made on behalf of the named executive officers under TE Connectivity's qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (a nonqualified defined contribution excess plan), as follows:

Name	Year	Company Matching Contribution (Qualified Plan)(*)	Company Contribution (Non-Qualified Plan)
Mr. Lynch	2015	$15,900	$206,868
Mr. Hau	2015	$13,250	$51,636
Mr. Curtin	2015	$14,571	$74,780
Mr. Donahue	2015	$27,577	$106,706
Mr. Merkt	2015	$19,429	$89,251

(*)
Included in Mr. Donahue's amount is an additional supplemental contribution of $5,720 as a result of a frozen defined benefit plan.
60 2016 Annual General Meeting Proxy Statement

Grants of Plan-Based Awards in Fiscal 2015

        The following table discloses the potential payouts for fiscal year 2015 under the company's annual incentive program and actual numbers of stock option, restricted stock unit and performance stock unit awards granted during fiscal year 2015 and the grant date fair value of these awards.

	Grant Date		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(5)
Name (a)	(b)		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	(#) (i)	(#) (j)	($/Sh) (k)	($) (l)
Thomas J. Lynch
Annual Incentive Plan			$900,000	$1,800,000	$3,600,000
Stock Option	11/10/2014									248,800	$61.50	$4,682,416
RSU	11/10/2014								29,860			$1,836,390
PSU	11/10/2014					22,390	44,780	89,560				$2,753,970
Robert W. Hau
Annual Incentive Plan			$263,937	$527,873	$1,055,746
Stock Option	11/10/2014									58,550	$61.50	$1,101,911
RSU	11/10/2014								7,020			$431,730
PSU	11/10/2014					5,270	10,540	21,080				$648,210
Terrence R. Curtin
Annual Incentive Plan			$394,532	$789,063	$1,578,126
Stock Option	11/10/2014									70,250	$61.50	$1,322,105
RSU	11/10/2014								8,430			$518,445
PSU	11/10/2014					6,320	12,640	25,280				$777,360
Stock Option	03/09/2015									20,250	$72.13	$390,218
RSU	03/09/2015								2,100			$151,473
PSU	03/09/2015					1,580	3,160	6,320				$227,931
Joseph B. Donahue
Annual Incentive Plan			$313,101	$626,202	$1,252,404
Stock Option	11/10/2014									67,300	$61.50	$1,266,586
RSU	11/10/2014								8,080			$496,920
PSU	11/10/2014					6,060	12,120	24,240				$745,380
RSU	03/09/2015	(6)							14,030			$1,011,984
Steven T. Merkt
Annual Incentive Plan			$231,009	$462,018	$924,036
Stock Option	11/10/2014									52,700	$61.50	$991,814
RSU	11/10/2014								6,320			$388,680
PSU	11/10/2014					4,740	9,480	18,960				$583,020
RSU	03/09/2015	(7)							28,050			$2,023,247

(1)
The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). See "CD&A—Elements of Compensation—Annual Incentive Awards."

(2)
Amounts in columns (f) through (h) represent potential share payouts with respect to PSUs assuming threshold, target and maximum performance conditions are achieved. The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). Awards vest following the conclusion of the three-year performance period which ends with the close of fiscal year 2017. See "CD&A—Elements of Compensation—Long-Term Incentive Awards—Fiscal 2015 Long-Term Incentive Awards" for additional information about these awards, including performance criteria.

(3)
This column shows the number of RSUs granted in fiscal year 2015 to the named executive officers. The grants vest equally over four years starting on the first anniversary of the grant date except as noted in footnotes 6 and 7 below.

(4)
This column shows the number of stock options granted in fiscal year 2015 to the named executive officers. Stock options issued have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on each anniversary of the grant date.

(5)
This column shows the full grant date fair value of PSUs, RSUs and stock options under ASC 718 granted to the named executive officers in fiscal year 2015. For PSUs, the grant date fair value has been determined based on target performance being achieved. For additional information on the valuation assumptions, see Note 21 in the 10-K. In determining the number of PSUs, RSUs and stock options that are awarded to eligible equity award participants, including each named executive officer, the company follows an established policy under which it uses the average daily closing price of the 20 business days preceding the grant date as the applicable value. For purposes of the fiscal year 2015 equity awards reflected in the table above, the applicable stock value used to determine the number of PSU, RSU and stock option shares awarded to each named executive officer was $56.94 per share for the November grant. The value of the award shown in this column, however, is based on the grant date closing price, $61.50 per share for the November grant. For purposes of the March 9, 2015 equity awards reflected in the table above, the applicable stock value used to determine the number of PSU, RSU and stock option shares awarded to each named executive officer was $71.29 per share. The value of the award shown in this column, however, is based on the grant date closing price, $72.13 per share for the March grant.

(6)
Mr. Donahue's March 9, 2015 RSU grant will have a 100% cliff vesting on September 29, 2017.

(7)
Mr. Merkt's March 9, 2015 RSU grant will have a 100% cliff vesting on the fourth anniversary of the grant date.
2016 Annual General Meeting Proxy Statement 61

Outstanding Equity Awards at 2015 Fiscal Year-End

        The following table shows the number of TE Connectivity shares covered by exercisable and unexercisable options, unvested RSUs and unvested PSUs held by the company's named executive officers on September 25, 2015. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option, RSU or PSU award grant date.

		Option Awards				Stock Awards
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)(2)(5) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($) (j)
							Market Value of Shares or Units of Stock That Have Not Vested(4) ($) (h)
						Number of Shares or Units of Stock That Have Not Vested(1)(2)(3)(6) (#) (g)
		Number of Securities Underlying Unexercised Options
				Option Exercise Price ($) (e)
					Option Expiration Date (f)
Name (a)	Grant Date	Exercisable (#) (b)	Unexercisable(1) (#) (c)
Thomas J. Lynch	11/21/06	162,202	0	$35.03	11/20/16
	07/02/07	527,750	0	$39.97	07/01/17
	12/03/09	741,800	0	$24.60	11/17/19
	11/08/10	527,500	0	$33.73	11/08/20
	11/14/11	418,575	139,525	$34.49	11/14/21	16,377	$956,744
	11/12/12	195,925	195,925	$34.05	11/12/22	121,020	$7,069,988
	11/14/13	57,137	171,413	$51.61	11/14/23	64,880	$3,790,290	15,918	$929,930
	11/10/14	0	248,800	$61.50	11/10/24	49,612	$2,898,333	30,710	$1,794,078
Robert W. Hau	09/19/12	0	0			14,855	$867,829
	11/12/12	50,375	50,375	$34.05	11/12/22	31,110	$1,817,446
	11/14/13	14,475	43,425	$51.61	11/14/23	16,442	$960,542	4,034	$235,666
	11/10/14	0	58,550	$61.50	11/10/24	11,668	$681,645	7,228	$422,260
Terrence R. Curtin	11/08/10	125,000	0	$33.73	11/08/20
	11/14/11	125,587	41,863	$34.49	11/14/21	4,913	$287,017
	11/12/12	64,375	64,375	$34.05	11/12/22	39,769	$2,323,305
	11/14/13	17,525	52,575	$51.61	11/14/23	19,894	$1,162,207	4,881	$285,148
	11/10/14	0	70,250	$61.50	11/10/24	14,005	$818,172	8,668	$506,385
	03/09/15	0	20,250	$72.13	03/08/25	3,474	202,951	2,139	124,960
Joseph B. Donahue	06/07/11	13,650	0	$35.90	06/07/21	2	$117
	11/14/11	39,862	39,863	$34.49	11/14/21	4,680	$273,406
	11/12/12	0	64,375	$34.05	11/12/22	39,769	$2,323,305
	11/14/13	17,525	52,575	$51.61	11/14/23	19,894	$1,162,207	4,881	$285,148
	11/10/14	0	67,300	$61.50	11/10/24	13,425	$784,289	8,311	$485,529
	03/09/15					14,173	$827,987
Steven T. Merkt	06/07/11	2,563	0	$35.90	06/07/21	2	$117
	11/14/11	0	12,863	$34.49	11/14/21	1,510	$88,214
	11/12/12	16,975	41,975	$34.05	11/12/22	25,928	$1,514,714
	11/14/13	12,950	38,850	$51.61	11/14/23	14,701	$858,832	3,606	$210,663
	11/10/14	0	52,700	$61.50	11/10/24	10,501	$613,468	6,501	$379,788
	03/09/15					28,337	$1,655,448

(1)
All outstanding options and RSUs vest equally over four years starting on the first anniversary of the grant date. Vesting of the PSUs occurs when the MDCC certifies year 3 results following the close of the three-year performance period.

(2)
Any dividend equivalents issued on RSUs and PSUs, column g and i, respectively, have been included in the number of units reported. Those issued on PSUs reflect target performance and will be adjusted based on certified performance results following the close of the three-year performance period.

(3)
Amounts include PSUs and DEUs earned based on year 1, 2 and 3 certification results of the November 12, 2012 PSU grant, PSUs earned based on year 1 and 2 certification results of the November 14, 2013 PSU grant, and PSUs earned based on year 1 certification results of the November 10, 2014 PSU grant.

(4)
Value represents the market value of TE Connectivity common shares based on the closing price of $58.42 per share on September 25, 2015.

(5)
Represents target shares that have not yet been earned under the PSU program. See "CD&A—Elements of Compensation—Long-Term Incentive Awards—Fiscal 2015 Long-Term Incentive Awards" for additional information about these awards, including performance criteria. Delivery of vested shares occurs as soon as administratively feasible following the year 3 certification process.

(6)
Unvested shares from the 6/07/2011 grants are DEUs, earned on the last unvested portion of the RSU award from that grant date. The RSU award vested in full between the dividend record date (5/26/2015) and dividend payable date (6/12/2015), resulting in the DEUs being left outstanding. They vested in November 2015.
62 2016 Annual General Meeting Proxy Statement

Option Exercises and Stock Vested in Fiscal 2015

        The following table sets forth certain information regarding TE Connectivity options and stock awards exercised and vested, respectively, during fiscal year 2015 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise(1) ($) (c)	Number of Shares Acquired on Vesting(2) (#) (d)	Value Realized on Vesting(3) ($) (e)
Thomas J. Lynch	436,717	$20,931,188	52,160	$3,216,011
Robert W. Hau	—	—	19,527	$1,199,922
Terrence R. Curtin	62,450	$2,490,313	15,986	$985,602
Joseph B. Donahue	95,863	$3,343,783	15,140	$936,065
Steven T. Merkt	149,505	$4,895,826	7,592	$470,032

(1)
The value realized on exercise is equal to the difference between the market price of the shares acquired upon exercise and the option exercise price for the acquired shares.

(2)
Represents vesting of RSUs. Any dividend equivalents issued on RSUs that vested during fiscal year 2015 have been included in the number of units reported.

(3)
The aggregate dollar amount realized upon vesting was computed by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

Pension Benefits for Fiscal 2015

        The following table provides details regarding the present value of accumulated benefits under the plans described in "CD&A—Retirement and Deferred Compensation Benefits" for the named executive officers in fiscal year 2015.

Name(1)	Plan Name (b)	Number of Years Credited Service(2) (#) (c)	Present Value of Accumulated Benefit(3) ($) (d)	Payments During Last Fiscal Year ($) (e)
Joseph B. Donahue	Tyco Electronics Pension Plan—Part II & AMP Restoration Plan	16.8	$867,622	—
Steven T. Merkt	Tyco Electronics Pension Plan—Part II AMP	10.5	$80,157	—

(1)
Messrs. Lynch, Hau and Curtin do not participate in any pension plan sponsored by TE Connectivity.

(2)
Years of service is calculated from date of original hire through the end of 1999, when the plan was frozen.

(3)
The present value of accumulated benefit amount has been measured as of September 25, 2015 and is based on a number of assumptions, including:
  •
  A discount rate of 4.38% was used for the Tyco Electronics Pension Plan—Part II and a discount rate of 4.40% was used for the AMP Restoration Plan—the rates as of September 25, 2015 in accordance with ASC 715, Compensation—Retirement Benefits;
2016 Annual General Meeting Proxy Statement 63

  •
  Mortality assumption reflects the RP 2014 mortality table brought back to 2006 with the inherent MP-2014 mortality improvement scale, and projected with generational mortality improvements using improvement scale BB-2D; and

  •
  No retirements prior to assumed retirement age (earliest unreduced age, as defined by the respective plan documents) or withdrawals for disability or otherwise prior to retirement.

Nonqualified Deferred Compensation for Fiscal 2015

        The following table discloses contributions and earnings credited to each of the named executive officers under the SSRP (Supplemental Savings and Retirement Plan) in fiscal year 2015 and balances at fiscal year-end. The SSRP is a nonqualified deferred compensation plan. See "CD&A—Retirement and Deferred Compensation Benefits" for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary, up to 100% of their annual bonus and elect to contribute "Spillover" deferrals. Spillover deferrals allow them to continue their pre-tax contributions into the SSRP once they reach the qualified plan annual pre-tax contribution limit. We provide matching contributions based on the executive's deferred base salary and bonus, as well as on the eligible wages used to calculate their Spillover deferrals. Matching contributions called "Company Credits" are also provided on any eligible compensation earned in excess of the Internal Revenue Code Section 401(a)(17) limit ($265,000 in 2015). All employees become vested in the matching contributions once they complete three years of service, and matching contributions are calculated using the same matching percentage the executive officer is eligible to receive in the qualified plan (see page 52 of the CD&A). The company match structure for the qualified plan is based on years of service as well as the employee's contributions.

Name	Executive Contributions in Last Fiscal Year(1) ($) (b)	Registrant Contributions in Last Fiscal Year(2) ($) (c)	Aggregate Earnings in Last Fiscal Year(3)(4) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last Fiscal Year End(4) ($) (f)
Thomas J. Lynch	$673,973	$206,868	$(33,677)	—	$5,960,243
Robert W. Hau	$61,984	$51,636	$(2,677)	—	$217,525
Terrence R. Curtin	$362,408	$74,780	$(114,244)	—	$4,389,565
Joseph B. Donahue	$84,413	$106,706	$(1,772)		$1,598,848
Steven T. Merkt	$71,523	$89,251	$(15,025)	$132,940	$375,003

(1)
The amounts shown represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.

(2)
The amounts shown represent matching contributions by the company, the amounts of which are included in the Summary Compensation table in the All Other Compensation column.

(3)
No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(4)
For Messrs. Curtin and Merkt, the balance shown also includes amounts credited under the TE Connectivity Supplemental Executive Retirement Plan, the predecessor to the SSRP that was frozen to new contributions effective December 31, 2004. The SSRP became effective on January 1, 2005.
64 2016 Annual General Meeting Proxy Statement

Termination and Change in Control Payments

        The table below outlines the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. For the purpose of the table, below are definitions generally applicable for the various types of terminations under the TE Connectivity Severance Plan for U.S. Executives (referred to in this proxy statement as the "Severance Plan") and/or the TE Connectivity Change in Control Severance Plan for Certain U.S. Executives (referred to in this proxy statement as the "CIC Plan"). See "CD&A—Change in Control and Termination Payments" for information regarding the terms of the plans.

•
"Voluntary Resignation" means any retirement or termination of employment that is not initiated by the company or any subsidiary other than a Good Reason Resignation (defined below).

•
"Good Reason Resignation" means any retirement or termination of employment by a participant that is not initiated by the company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:

        (1)   without the participant's written consent, the company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant's position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;

        (2)   without the participant's written consent, the participant's being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;

        (3)   without the participant's written consent, the company (a) reduces the participant's base salary or annual bonus, or (b) reduces the participant's retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or

        (4)   the company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the company's obligations to the participant under the CIC Plan.

•
"Involuntary Termination" means a termination of the participant initiated by the company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.

•
"Cause" means any misconduct identified as a ground for termination in company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the company and its employees.

•
"Permanent Disability" means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A "Permanent Disability" will be deemed to exist if the participant meets the requirements for disability benefits under the employer's long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.
2016 Annual General Meeting Proxy Statement 65

•
"Change in Control" means any of the following events:

        (1)   any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the company or any subsidiary company (wherever incorporated) of the company, or (ii) any employee benefit plan of the company or any such subsidiary company (or any person or entity organized, appointed or established by the company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the company representing more than 30 percent of the combined voting power of the company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the company;

        (2)   persons who, as of July 1, 2007 (the "effective date"), constitute the board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the company subsequent to the effective date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

        (3)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the company or all or substantially all of the company's assets either directly or through one or more subsidiary companies (wherever incorporated) of the company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the company; or

        (4)   consummation of a complete liquidation or dissolution of the company.

•
"Change in Control Termination" means a participant's Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.

        No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

66 2016 Annual General Meeting Proxy Statement

Executive Benefits and Payments Upon Termination	Retirement(8)	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(9)
Thomas J. Lynch
Compensation
Severance(1)			$6,000,000	$9,000,000
Short-Term Incentive(2)	$1,080,000	$1,080,000	$1,080,000	$1,080,000
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$5,096,068	$9,280,848		$9,280,848
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$1,723,741	$5,344,495		$5,344,495
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)	$8,345,297	$9,487,291		$9,487,291
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$13,642	$13,642
Outplacement(7)			$20,000	$20,000
Robert W. Hau
Compensation
Severance(1)			$1,723,350	$2,297,800
Short-Term Incentive(2)		$316,724	$316,724	$316,724
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)		$1,523,363		$1,523,363
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$1,951,871		$1,951,871
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)		$2,404,684		$2,404,684
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$13,642	$13,642
Outplacement(7)			$8,700	$8,700
Terrence R. Curtin
Compensation
Severance(1)			$2,475,000	$3,300,000
Short-Term Incentive(2)		$389,022	$389,022	$389,022
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)		$2,928,636		$2,928,636
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$1,741,909		$1,741,909
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)		$3,087,672		$3,087,672
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$13,642	$13,642
Outplacement(7)			$8,700	$8,700
Joseph B. Donahue
Compensation
Severance(1)			$1,982,973	$2,643,964
Short-Term Incentive(2)	$447,735	$447,735	$447,735	$447,735
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,548,060	$2,880,776		$2,880,776
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$524,144	$2,411,636		$2,411,636
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)	$2,685,509	$2,994,551		$2,994,551
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$13,642	$13,642
Outplacement(7)			$8,700	$8,700
2016 Annual General Meeting Proxy Statement 67

Executive Benefits and Payments Upon Termination	Retirement(8)	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(9)
Steven T. Merkt
Compensation
Severance(1)			$1,559,312	$2,079,083
Short-Term Incentive(2)		$480,499	$480,499	$480,499
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)		$1,595,311		$1,595,311
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$2,695,148		$2,695,148
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)		$2,061,700		$2,061,700
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$13,642	$13,642
Outplacement(7)			$8,700	$8,700

(1)
Severance is calculated as follows under Involuntary Termination—Not for Cause for U.S.-based executives: Mr. Lynch—two times base salary plus two times target bonus, Messrs. Hau, Curtin, Donahue and Merkt—one and one-half times base salary plus one and one-half times target bonus; and as follows under Involuntary Termination—Change in Control for U.S.-based executives: Mr. Lynch—three times base salary plus three times target bonus, Messrs. Hau, Curtin, Donahue and Merkt—two times base salary plus two times target bonus. If the "parachute payment" (severance plus value of accelerated equity) is greater than three times the average W-2 reported compensation for the preceding five years, then an "excise tax" is imposed on the portion of the parachute payment that exceeds the average W-2 reported compensation for the preceding years. In this case, the participant will receive the greater of (i) payment of the full benefits provided under the CIC Plan and imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 4999, or (ii) payment of the benefits capped at the Section 280G limit with no excise tax imposed. Under the CIC Plan, benefits payable thereunder will not be grossed up for the imposition of Internal Revenue Code Section 280G or any other taxes.

(2)
Assumes the effective date of termination is September 25, 2015 and that the pro rata payment under the annual incentive program is equal to the actual award earned for fiscal year 2015.

(3)
Assumes the effective date of termination is September 25, 2015 and the closing price per TE Connectivity common share on the date of termination equals $58.42. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding stock options and RSUs become fully vested as of the date of termination, including dividend equivalent units issued on RSUs. Stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the lesser of the period specified in the option agreement or three years from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 25, 2015.

(4)
Assumes the effective date of termination is September 25, 2015 and the closing price per TE Connectivity common share on the date of termination equals $58.42. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding PSUs vest on a pro rata basis following certification of performance results, including dividend equivalent units issued on PSUs. The shares to vest are prorated based on the termination date, and delivery of vested shares occurs as soon as administratively feasible following the certification process in the year of termination. Any remaining PSUs are immediately forfeited.

(5)
Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.

(6)
Health and welfare benefits continuation is 12 months for all named executive officers under Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control. Annual amount is an approximation based on the fiscal year 2015 per capita employee cost. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage in an amount equal to the company's premium or average cost of providing such coverage.

(7)
Outplacement is calculated as the cost of services for the participant for a period of twelve months from the participant's termination date under Involuntary Termination—Change in Control. The company offers twelve month coverage not to exceed $20,000 for the Chief Executive Officer and provides $8,700 for executives under the executive program for outplacement services. The company has the right and sole discretion to pay outplacement services under Involuntary Termination—Not for Cause, but is not required to provide such benefits.
68 2016 Annual General Meeting Proxy Statement

(8)
As of September 25, 2015, Messrs. Lynch and Donahue satisfy the requirements for Retirement under our stock award plan and are entitled to a pro rata vesting of their outstanding stock options and RSUs for those grants where a minimum of one year of service has been attained since the award grant date. Amounts disclosed represent the prorated value of eligible awards as of September 25, 2015. Messrs. Hau, Curtin and Merkt are not entitled to receive any pro rata vesting because they have not fulfilled the Retirement eligibility requirements under the terms of our stock award plan.

(9)
The payments shown in this column are the same payments that would be made in the event of a "Good Reason Resignation."
2016 Annual General Meeting Proxy Statement 69

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Compensation paid during fiscal 2015 to each director who is not our salaried employee or an employee of our subsidiaries was based on the following fee structure:

	Fee Structure Effective March, 2015(1)		Fee Structure Effective through February, 2015(1)
	Cash	Equity	Cash	Equity
Annual retainer	$90,000	$160,000	$90,000	$160,000
Additional annual retainers:
Lead Independent Director	$30,000		$100,000	$60,000
Audit Committee Chair	$25,000		$25,000
Audit Committee Member	$10,000		$10,000
Nominating, Governance & Compliance Committee Chair	$15,000		$15,000
Management, Development & Compensation Committee Chair	$20,000		$15,000

(1)
The table above reflects full year fee structures that were in effect during fiscal 2015. Our board members are also reimbursed for expenses incurred in attending board and committee meetings or performing other services for us in their capacities as directors. Such expenses include food, lodging, and transportation.

        In addition to the compensation described above, our board governance principles encourage directors to attend certain continuing education courses that are related to their duties as directors and provide that we will reimburse the costs associated with attending one course every two years. TE Connectivity will also provide company matching gift contributions on behalf of certain directors under TE Connectivity's matching gift program up to a maximum of $10,000 per year.

        Each non-employee director received the equity component of their compensation in the form of a grant of common shares of TE Connectivity Ltd., with the exception of Dr. Gromer, who received the equity component of his compensation in the form of deferred stock units ("DSUs"). Under current U.S. tax law, our U.S.-based non-employee directors cannot defer any portion of their compensation, including DSUs, and therefore, they were issued common shares (which are immediately taxable) in lieu of DSUs. Because Dr. Gromer is a German citizen, he receives his equity compensation in the form of DSUs. DSUs awarded to Dr. Gromer vested immediately upon grant, and will be paid in common shares within 30 days following termination (subject to the previously-existing option of deferring the payout). Dividend equivalents or additional DSUs are credited to a non-employee director's DSU account when dividends or distributions are paid on our common shares.

        Fiscal year 2016 compensation for non-employee directors will be substantially the same as fiscal year 2015.

70 2016 Annual General Meeting Proxy Statement

        The following table discloses the cash and equity awards paid to each of our non-employee directors during the fiscal year ended September 25, 2015.

Name	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	All Other Compensation(3) ($) (g)	Total ($) (h)
Pierre R. Brondeau	$120,417	$172,815	$25,135	$318,367
Juergen W. Gromer	$100,000	$172,815	$47,238	$320,053
William A. Jeffrey	$90,000	$172,815	$0	$262,815
Yong Nam	$90,000	$172,815	$0	$262,815
Daniel J. Phelan	$101,667	$172,815	$31,008	$305,490
Frederic Poses(4)	$85,417	$118,818	$7,932	$212,167
Lawrence Smith(5)	$68,750	$172,815	$19,822	$261,387
Paula A. Sneed	$90,000	$172,815	$28,595	$291,410
David P. Steiner	$100,417	$172,815	$25,135	$298,367
John C. Van Scoter	$90,000	$172,815	$9,091	$271,906
Laura H. Wright	$108,750	$172,815	$10,000	$291,565

(1)
The amounts shown represent the amount of cash compensation earned in fiscal year 2015 for Board and committee services. Dr. Brondeau received additional fees for his work as Lead Independent Director for fiscal year 2015 (starting March 2015). Effective March 2015, Dr. Brondeau, Mr. Phelan and Ms. Wright each received additional fees for their role as chairs of the Nominating, Governance and Compliance Committee, the Management Development and Compensation Committee and the Audit Committee, respectively. Dr. Brondeau and Ms. Wright each received an additional Audit Committee cash retainer for serving on the committee until March 2015. Mr. Steiner received an additional Audit Committee cash retainer for serving on the committee for two months during the third quarter and Dr. Gromer received an additional Audit Committee cash retainer for serving on the committee for fiscal 2015.

(2)
On November 10, 2014, Dr. Brondeau, Dr. Jeffrey, Mr. Nam, Mr. Phelan, Mr. Smith, Ms. Sneed, Mr. Steiner, Mr. Van Scoter and Ms. Wright each received a grant of 2,810 common shares. Dr. Gromer received an award of 2,810 DSUs. In determining the number of common shares and DSUs to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($56.94 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above for fiscal year 2015, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($61.50 per share). The common shares and DSUs vested immediately and non-employee directors receive dividend equivalents in connection with any DSU award granted to them. As of fiscal 2015 year-end, the aggregate number of DSUs outstanding for each non-employee director was as follows: Dr. Brondeau—12,334; Dr. Gromer—38,512; Mr. Phelan—12,334; Ms. Sneed—15,140; Mr. Steiner—12,334; Mr. Van Scoter—6,605;

(3)
The amounts shown represent the value of dividend equivalent units earned on current and prior DSU awards calculated using the market value on the date of the dividend, company matching gift contributions made on behalf of certain directors under TE Connectivity's matching gift program, and amounts reimbursed to Mr. Phelan for expenses incurred when attending a continuing education course. The $47,238 amount reported for Dr. Gromer is the dividend equivalent unit amount earned on his DSU awards.

(4)
On November 10, 2015, Mr. Poses received a fiscal 2015 stock award of 1,405 common shares and an additional 527 common shares for serving as Lead Independent Director and retired from the Board effective March 3, 2015. The number of common shares issued to Mr. Poses was determined
2016 Annual General Meeting Proxy Statement 71

  in the same manner applied to all grants on November 10, 2014 and reflects a pro-ration of his service during fiscal 2015. Cash compensation for Mr. Poses was pro-rated for his service during fiscal 2015.

(5)
Cash compensation for Mr. Smith was pro-rated for his service during fiscal 2015.

        In connection with his nomination to the Board of Directors, the company entered into a board consulting agreement with director nominee Carol A. ("John") Davidson effective November 2015 and also with Mark C. Trudeau effective September 2015 through the date of the Annual General Meeting, to enable each of Messrs. Davidson and Trudeau to attend Board meetings in preparation for each of their proposed director role, under which Mr. Davidson received compensation of $22,500 and Mr. Trudeau received compensation of $45,000.

Charitable Contributions

        Our Board Governance Principles require that the Nominating, Governance and Compliance Committee approve all charitable donations by TE Connectivity to organizations associated with a director. The amount of any such donation is limited to an amount annually that is less than the greater of $1 million or 2% of such tax exempt organization's consolidated gross revenues. Furthermore, charitable director matching gift donations by TE Connectivity are limited to matching donations in an amount no greater than the amount contributed by the Director, and consistent with TE Connectivity's employee matching gift program.

  TE Connectivity's Political Action Committee Charitable Match Program

        TE Connectivity matches fifty cents for each dollar contributed by a director to the TE Connectivity, Inc. Political Action Committee (TELPAC). This match may be designated by the director to an eligible public charity of their choice. Eligible organizations include, but are not limited to: colleges, private universities, private and public elementary and secondary schools, civic, arts and culture, health and human service agencies, and environmental organizations.

72 2016 Annual General Meeting Proxy Statement

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        All relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related person are disclosed in the company's proxy statement. In addition, we have adopted a written policy with respect to related person transactions pursuant to which the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the company and will take into account, among other factors it deems appropriate:

  •
  whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

  •
  the extent of the related person's interest in the transaction and the materiality of the transaction to the company;

  •
  the related person's relationship to the company;

  •
  the material facts of the transaction, including the proposed aggregate value of the transaction;

  •
  the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the company for attaining the purposes of the transaction;

  •
  whether the transaction is in the ordinary course of the company's business and was proposed and considered in the ordinary course of business; and

  •
  the effect of the transaction on the company's business and operations, including on the company's internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

        Any member of the committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting at which the committee considers the transaction.

        Frederic Poses, a former director, is Chief Executive Officer and an equity owner of Ascend Performance Materials ("Ascend"), a private manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products. TE Connectivity made $3.0 million in purchases from Ascend during the first and second quarters of fiscal year 2015 prior to Mr. Poses' departure from our Board of Directors. David Steiner, a director, is the Chief Executive Officer of Waste Management, Inc., a provider of waste management services, from which TE Connectivity made $0.2 million in purchases during fiscal year 2015. Such transactions were arms-length commercial dealings between the companies, none of which are material individually or in the aggregate. The committee has reviewed and approved or ratified these transactions.

2016 Annual General Meeting Proxy Statement 73

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires TE Connectivity's executive officers and directors and persons who beneficially own more than ten percent of TE Connectivity's common shares to file electronically reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish TE Connectivity with copies of all Section 16(a) forms they file. As a matter of practice, TE Connectivity's administrative staff assists TE Connectivity's executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on TE Connectivity's review of such forms, as well as information provided and representations made by the reporting persons, TE Connectivity believes that all of its executive officers, directors and beneficial owners of more than ten percent of its common shares complied with the reporting requirements of Section 16(a) during TE Connectivity's fiscal year ended September 25, 2015.

AUDIT COMMITTEE REPORT

        The information contained in the report below shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        During our fiscal year ended September 25, 2015, the Audit Committee of the Board was initially comprised of four directors. Lawrence S. Smith served as chair through March 2, 2015 when Laura H. Wright, who served on the committee for the full year, became chair. Juergen W. Gromer also served as a member of the Committee for the full year. Pierre R. Brondeau served as a member of the Committee through March 2, 2015 and Lawrence Smith served as a member of the Committee until his death in April 2015. David P. Steiner became a member of the Committee on May 1, 2015. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations. In addition, Mr. Smith, Dr. Brondeau and Ms. Wright were determined by the Board to be audit committee financial experts.

        The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in "The Board of Directors and Board Committees" section of this proxy statement. The Audit Committee oversees the company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. The company's independent registered public accounting firm (the "independent auditor") is responsible for performing an audit of the consolidated year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") (United States) to obtain reasonable assurance that the company's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The company's Swiss registered auditor is responsible for performing an audit of the statutory financial statements of TE Connectivity Ltd. prepared in accordance with Swiss law and the company's articles of association. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine. The company's special auditor is responsible for delivering reports in accordance with Swiss law confirming that the receivables of the creditors of the company will be fully covered by assets after giving effect to any reductions of capital in connection with shareholders' approvals of distributions to shareholders in the form of capital reductions or under other circumstances.

74 2016 Annual General Meeting Proxy Statement

        In this context, the Audit Committee has reviewed the consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 25, 2015. The Committee held discussions with management, the internal auditors, the independent auditor and the Swiss registered auditor concerning the consolidated financial statements, as well as the independent auditor's and Swiss registered auditor's opinions thereon. The Committee also discussed with management, the internal auditors and the independent auditor the report of management and the independent auditor's opinion regarding the company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee reviewed and discussed the statutory financial statements of TE Connectivity Ltd. with management, the internal auditors and the Swiss registered auditor, as well as the Swiss registered auditor's opinion thereon. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the company's accounting, internal accounting controls or auditing matters.

        The Committee discussed with the independent auditor all communications required by auditing standards of the PCAOB (United States). In addition, the Committee discussed with the independent auditor the auditor's independence from TE Connectivity and its management, including the matters in the letter received from the independent auditor regarding the independent auditor's communications with the Audit Committee concerning independence.

        Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include the company's audited consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 25, 2015 filed with the Securities and Exchange Commission. The Committee further recommended that the audited statutory financial statements of TE Connectivity Ltd., together with the company's audited consolidated financial statements, be included in the company's Annual Report to Shareholders for the fiscal year ended September 25, 2015.

The Audit Committee:

Laura H. Wright, Chair
Juergen W. Gromer
David P. Steiner

December 1, 2015

2016 Annual General Meeting Proxy Statement 75

 AGENDA ITEM NO. 4—ELECTION OF THE INDEPENDENT PROXY

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Dr. Jvo Grundler, of Ernst & Young Ltd., or another individual representative of Ernst & Young Ltd. if Dr. Grundler is unable to serve at the meeting, be elected to serve as the independent proxy at our 2017 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2017 annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent proxy to serve as a voting proxy at our shareholder meetings for shareholders who wish to vote at the meeting by proxy. The main task of the independent proxy is to vote shares held by shareholders of record at the shareholder meeting if instructed to do so by the shareholder. The independent proxy will vote the shares as instructed by the shareholder. If the shareholder authorized the independent proxy to vote the shareholders' shares without giving instructions, the independent proxy will abstain from voting the shares.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.

76 2016 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 5—APPROVAL OF THE ANNUAL REPORT
AND FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 25, 2015

Agenda Item No. 5.1—Approval of the 2015 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 25, 2015, the consolidated financial statements for the fiscal year ended September 25, 2015 and the Swiss Compensation Report for the fiscal year ended September 25, 2015)

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the 2015 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 25, 2015, the consolidated financial statements for the fiscal year ended September 25, 2015 and the Swiss Compensation Report for the fiscal year ended September 25, 2015) be approved.

Explanation

        Our 2015 Annual Report, which accompanies this proxy statement, includes the statutory financial statements of TE Connectivity Ltd. (which do not consolidate the results of operations for our subsidiaries) for the fiscal year ended September 25, 2015 and the TE Connectivity Ltd. consolidated financial statements for the fiscal year ended September 25, 2015 and contains the reports of our Swiss registered auditor and our independent registered public accounting firm, as well as information on our business and organization. Copies of our 2015 Annual Report and this proxy statement are available on the Internet at http://www.te.com/TEAnnualMeeting.

        Under Swiss law, certain portions of our annual report must be submitted to shareholders for approval or disapproval at each annual general meeting. This agenda item must be submitted to shareholders for approval or disapproval in addition to the statutory financial statements and the consolidated financial statements, which are presented separately for approval as Agenda Items No. 5.2 and No. 5.3, respectively.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.1.

Agenda Item No. 5.2—Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015 be approved.

Explanation

        TE Connectivity Ltd.'s statutory financial statements for the fiscal year ended September 25, 2015 are contained in our 2015 Annual Report, which accompanies this proxy statement. Our 2015 Annual

2016 Annual General Meeting Proxy Statement 77

Report also contains the report of our Swiss registered auditor with respect to the statutory financial statements of TE Connectivity Ltd.

        Under Swiss law, our statutory financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the statutory financial statements for the fiscal year ended September 25, 2015 comply with Swiss law and our articles of association and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.2.

Agenda Item No. 5.3—Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015 be approved.

Explanation

        Our consolidated financial statements for the fiscal year ended September 25, 2015 are contained in our 2015 Annual Report, which accompanies this proxy statement. Our 2015 Annual Report also contains the report of our Swiss registered auditor with respect to the consolidated financial statements.

        Under Swiss law, our consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position, the results of operations and the cash flows of TE Connectivity in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law and has reported on other legal requirements.

78 2016 Annual General Meeting Proxy Statement

Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.3.

2016 Annual General Meeting Proxy Statement 79

 AGENDA ITEM NO. 6—RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND
EXECUTIVE OFFICERS FOR ACTIVITIES DURING THE FISCAL YEAR ENDED
SEPTEMBER 25, 2015

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders release the members of the Board of Directors and executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 25, 2015.

Explanation

        As is customary for Swiss corporations and in accordance with article 698, subsection 2, item 5 of the Swiss Code of Obligations (the "Swiss Code"), shareholders are requested to release the members of the Board of Directors and the executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 25, 2015. This release from liability claims brought by TE Connectivity or its shareholders against members of the Board of Directors and executive officers of TE Connectivity for activities carried out during the fiscal year ended September 25, 2015 is only effective with respect to facts that have been disclosed to shareholders. This release binds shareholders who either voted in favor of the agenda item or who subsequently acquired shares with knowledge of the resolution. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the vote.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, not counting the votes of any director or executive officer of TE Connectivity, is required for approval of Agenda Item No. 6.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 6.

80 2016 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 7—ELECTION OF AUDITORS

Agenda Item No. 7.1—Election of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders elect Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

Explanation

        The election of our independent registered public accounting firm is recommended by our Audit Committee to the Board of Directors for approval by our shareholders annually. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has recommended the ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

        Representatives of Deloitte & Touche LLP will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Independent Auditor Fee Information

        Aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 25, 2015 and September 26, 2014 are set forth below. The aggregate fees included in the audit fees category are fees related to the fiscal years for the services described below, irrespective of when services are rendered. The aggregate fees included in each of the other categories are fees for services rendered in the fiscal years for the services described below. (All references to "$" below are to United States dollars.)

Fiscal Years 2015 and 2014 Fees

	Fiscal Year 2015	Fiscal Year 2014
Audit Fees	$14,748,000	$15,513,000
Audit-Related Fees	1,775,000	2,271,000
Tax Fees	118,000	212,000
All Other Fees	28,000	14,000

Total	$16,669,000	$18,010,000

        Audit fees for the fiscal years ended September 25, 2015 and September 26, 2014 were for professional services rendered for the annual audits of the consolidated financial statements of the company including the audits of internal control over financial reporting, review of quarterly financial statements included in the company's quarterly reports on Form 10-Q, consents, registration statements, statutory audits and regulatory filings in foreign jurisdictions.

        Audit-related fees for the fiscal year ended September 25, 2015 were for audits of carve-out financial statements.

        Tax fees for the fiscal years ended September 25, 2015 and September 26, 2014 were primarily for tax compliance services.

        Other fees for the fiscal years ended September 25, 2015 and September 26, 2014 were for subscriptions and miscellaneous advisory services.

2016 Annual General Meeting Proxy Statement 81

        None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy for the Pre-Approval of Audit and Non-Audit Services

        The Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor. The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor's independence is not impaired. The policy provides that the Corporate Controller will support the Audit Committee by providing a list of proposed services to the Audit Committee, monitoring the services and fees pre-approved by the Audit Committee, providing periodic reports to the Audit Committee with respect to pre-approved services and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the audit engagement letter. These services may not extend for more than twelve months, unless the Audit Committee specifically provides for a different period. All audit-related services and non-audit tax services must be separately pre-approved by the Audit Committee. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the Corporate Controller or his delegate.

        In accordance with the policy, the Audit Committee may delegate one or more of its members the authority to pre-approve the engagement of the independent auditor when the entire Audit Committee is unable to do so. The chair must report all such pre-approvals to the Audit Committee at the next committee meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.1.

Agenda Item No. 7.2—Election of Deloitte AG, Zurich, Switzerland as our Swiss registered auditor until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Deloitte AG, Zurich, Switzerland be elected as the company's Swiss registered auditor until our next annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent Swiss registered public accounting firm. The Swiss registered auditor's main task is to audit our consolidated financial statements and the statutory financial statements of TE Connectivity. Our Board of Directors has recommended that Deloitte AG, Zurich, Switzerland, be elected as our Swiss registered auditor for our consolidated financial statements and the statutory financial statements of TE Connectivity Ltd.

        Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

82 2016 Annual General Meeting Proxy Statement

        For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Agenda Item No. 7.1. See the Audit Committee Report included in this proxy statement for additional information about our Swiss registered auditors.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.2.

Agenda Item No. 7.3—Election of PricewaterhouseCoopers AG, Zurich, Switzerland as special auditing firm until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that PricewaterhouseCoopers AG, Zurich, Switzerland be elected as our special auditing firm until our next annual general meeting.

Explanation

        Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases and decreases in share capital.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.3.

2016 Annual General Meeting Proxy Statement 83

AGENDA ITEM NO. 8—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers. We explain this compensation pursuant to the compensation disclosure rules of the SEC in the Compensation Discussion and Analysis, the Fiscal 2015 Summary Compensation table, and related tables and discussions in this proxy statement.

Explanation

        This proposal gives shareholders the opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers. This vote often is referred to as "say-on-pay."

        As described in our CD&A, which begins on page 33, TE Connectivity's executive compensation philosophy is designed to deliver competitive total compensation that will reward executives for achieving business unit and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In order to implement that philosophy, the Management Development and Compensation Committee (the "MDCC") has established a disciplined process for adopting executive compensation programs and individual executive officer pay packages. Among other things, the MDCC analyzes competitive market data, reviews each executive officer's role and performance assessment, and consults with an independent compensation consultant.

        Our executive compensation program has several features that were designed to ensure that compensation is consistent with TE Connectivity's executive compensation philosophy. The items highlighted below are described in more detail in the CD&A.

  •
  For fiscal year 2015, 50% of the value of each executive officer's annual long-term incentive award is in the form of stock options and 30% is in the form of performance stock units to drive long-term performance and alignment with shareholder interests.

  •
  Awards of stock options and restricted stock units have a four-year vesting period, and awards of performance stock units have a three-year cliff vesting period, to further emphasize long-term performance and executive officer commitment.

  •
  Our annual incentive plan incorporates four financial or operational performance metrics in order to properly balance risk with compensation incentives.

  •
  The annual incentive program incorporates a cap on the maximum payout to further manage risk and reduce the possibility of excessive payments.

  •
  Through our compensation risk assessment process, we have determined that our incentive compensation programs are not reasonably likely to create a material risk to the company.

  •
  Our Share Ownership and Retention Requirement Plan, together with the design of the long-term incentive awards, drives long-term executive stock ownership.

        Our executive compensation philosophy emphasizes performance-based pay. The Pay Mix chart in the CD&A demonstrates that in fiscal year 2015, performance-based incentives constituted at least 66%, and as much as 76%, of compensation for the named executive officers. Similarly, since TE Connectivity became a public company in 2007, pay levels have been relatively low in fiscal years in which the company has not met its target performance measures and relatively high in years in which company performance has been strong.

        We encourage shareholders to read the CD&A, which discusses in greater detail how our compensation policies and procedures align with our executive compensation philosophy. The MDCC believes that our executive compensation programs and executive officer pay levels are consistent with

84 2016 Annual General Meeting Proxy Statement

our executive compensation philosophy, fully support the goals of that philosophy, and provide an appropriate balance between risk and incentives.

        We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.

Text of the Shareholder Resolution

        IT IS RESOLVED, that shareholders of TE Connectivity Ltd. approve, on an advisory basis, the compensation of the named executive officers of the company, as disclosed in the proxy statement for the 2016 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2015 Summary Compensation table, and the other related tables and discussions.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 8. The vote is not binding on the company, the MDCC or our Board. Nevertheless, our Board and the MDCC value the opinions of our shareholders and we will consider those opinions when designing compensation programs and individual executive compensation packages.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 8.

2016 Annual General Meeting Proxy Statement 85

 AGENDA ITEM NO. 9—BINDING VOTE TO APPROVE FISCAL YEAR 2017 MAXIMUM AGGREGATE COMPENSATION AMOUNT FOR EXECUTIVE MANAGEMENT

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve $59.5 million as the maximum aggregate compensation that can be paid, granted or promised to the members of Executive Management in fiscal year 2017.

Explanation

        The proposal described in this Agenda Item No. 9 gives shareholders the opportunity to approve, in accordance with Swiss Ordinance Against Excessive Compensation, on a binding basis, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of Executive Management for our fiscal year ending September 29, 2017 ("fiscal year 2017"). The members of Executive Management currently include the following 11 senior executives: Thomas J. Lynch, Robert W. Hau, John S. Jenkins, Jane A. Leipold, Kevin N. Rock, Robert N. Shaddock, Joan E. Wainwright, Terrence R. Curtin, Joseph B. Donahue, Steven T. Merkt, and James O'Toole (see position titles on page 30). The requirement to obtain shareholder approval of the compensation of the Executive Management is effective for compensation paid in fiscal year 2016 and after.

        The general principles of the company's executive compensation program are described in article 25 of our articles of association. A more detailed description of our executive compensation programs currently in effect and the actual amounts paid to the Chief Executive Officer and other named executive officers for fiscal year 2015 are described in our Compensation Discussion & Analysis ("CD&A"), which begins on page 33. As described more fully in the CD&A, the Management Development and Compensation Committee has established and follows a disciplined process in adopting our executive compensation programs and in making individual executive compensation determinations. That process has been followed since the company came into existence as a publicly-traded company in fiscal year 2007, has been followed in fiscal year 2016 and we expect will continue to be followed in fiscal year 2017 and beyond. We urge our shareholders to read our articles of association and the CD&A to understand our executive compensation philosophy and process when considering this proposal.

        In addition, shareholders have had the opportunity since 2011 under U.S. law to cast a non-binding advisory vote to approve the compensation paid to our named executive officers, although that approval is for compensation paid in the business year preceding the Annual General Meeting of Shareholders. (Shareholders should understand that U.S. proxy rules require disclosure of the compensation of our named executive officers and a non-binding shareholder vote on the compensation paid to those named executive officers. The Swiss Ordinance requires a binding shareholder vote for the aggregate compensation of the 11 members of Executive Management listed above.) Our shareholders have consistently voiced their strong support for the company's executive compensation programs, providing approval of the non-binding proposals in each year since 2011, the year that the non-binding shareholder advisory vote requirement became effective. For fiscal years 2011, 2012, 2013 and 2014, the shareholder approval levels have been 80.8%, 89.5%, 90.0% and 89.6%, respectively. The non-binding advisory vote required under U.S. law is still in effect, so our shareholders are again provided the opportunity to cast a non-binding advisory vote to approve the compensation paid to the named executive officers in fiscal year 2015, as is more fully discussed in Agenda Item No. 8.

        For fiscal year 2017, we ask that shareholders approve maximum aggregate compensation that can be paid, granted or promised to the members of Executive Management in an amount not to exceed $59.5 million. Our shareholders should understand that this amount is the maximum amount that the company can pay, grant or promise to its Executive Management (other than additional amounts that may be payable to persons who newly assume Executive Management functions or who are promoted

86 2016 Annual General Meeting Proxy Statement

within Executive Management during fiscal year 2017) and has been calculated using very conservative assumptions in order to provide the Board and company management wide flexibility to reward extremely superior performance across all businesses and to address unforeseen circumstances that might arise during fiscal year 2017. The table below provides insight to our maximum amounts of compensation that could have been paid, granted or promised in the last fully completed fiscal year (fiscal year 2015), the maximum amounts approved to be paid, granted or promised for the 2016 fiscal year and our estimates for maximum compensation levels for the 2017 fiscal year. The comments provide insight into the assumptions we have used to make the estimates.

	Fiscal Year 2015 Maximum $ million	Fiscal Year 2016 Maximum Approved $ million	Fiscal Year 2017 Maximum Requested $ million	Comment
Base Salaries	$7.0	$7.3	$7.4	•	Fiscal Year 2017 Maximum Requested assumes a 3.5% salary increase budget. It should be noted that only one member of Executive Management received an increase for Fiscal Year 2016.
Annual Incentives(1)	$13.0	$13.6	$14.3	•	Fiscal Year 2017 Maximum Requested annual incentive amount is based on the 2017 base salary amount (as described above) and a payout at the maximum payout of 200% of target, available only upon achievement of superior performance.
Long Term Incentives	$30.3	$33.3	$34.3	•	Maximum Approved reflects the total equity pool available for Executive Management assuming all grants were made at the range maximum of 150% of target.
Other Compensation	$3.2	$3.5	$3.5	•	All numbers are based on other compensation components as reported in the 2015 Proxy Statement.
Total Compensation	$53.5	$57.7	$59.5	•	Reflects a 3% increase over the Fiscal Year 2016 Maximum Approved
(1)
Actual payouts are based on measures that support our strategic business objectives (which are approved by our board of directors). To achieve 200% payout, maximum performance objectives would need to be met. See page 45 of CD&A.

        We do not anticipate that the aggregate amount paid to members of Executive Management in fiscal year 2017 will be at the maximum amount requested. Actual compensation paid to Executive Management in fiscal year 2015 was $48.5 million (includes grant date fair value of fiscal year 2015 equity grants). We anticipate fiscal year 2016 compensation to range between $46.5 million and $57.7 million (includes grant date fair value of fiscal year 2016 equity grants). Actual fiscal year 2016 level is dependent on our performance pursuant to our Annual Incentive Plan as described in the CD&A on pages 43–47. For fiscal year 2016, amounts paid to members of Executive Management have been or will be awarded under the same or substantially similar executive compensation programs and under substantially the same terms as those in effect in fiscal year 2015. For a description of the base salary adjustments and fiscal year 2016 long term equity awards granted to our current named executive officers, please refer to the CD&A on pages 43 and 50–51. The fiscal year 2016 annual incentive program has likewise been designed with terms and conditions substantially similar to the fiscal year 2015 program, with performance goals for fiscal year 2016 adjusted to reflect our fiscal year 2016 financial plan and strategic needs. We expect to make fiscal year 2017 compensation awards in the same or substantially similar manner, utilizing our current executive compensation programs and

2016 Annual General Meeting Proxy Statement 87

adjusting performance goals to reflect fiscal year 2016 performance, our fiscal year 2017 financial plan and the strategic needs of the company for fiscal year 2017.

        Assuming current projections for fiscal year 2017 and no unforeseen circumstances occurring, we expect that the total compensation paid to members of Executive Management for fiscal year 2017 will be in line with the total compensation amounts paid in fiscal year 2015 and that which will be paid in fiscal year 2016, as described in the preceding paragraph, adjusted for base salary increases and company performance in fiscal years 2016 and 2017. Nonetheless, we request that our shareholders approve the maximum aggregate amount of $59.5 million to assure that the board and management have the flexibility to award superior performance across all business units in fiscal year 2017 and/or to respond to unforeseen circumstances that may arise in fiscal year 2017.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 9.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 9.

88 2016 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 10—BINDING VOTE TO APPROVE FISCAL YEAR 2017
MAXIMUM AGGREGATE COMPENSATION AMOUNT FOR
THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve $3.64 million as the maximum aggregate compensation that can be paid to the Board of Directors in fiscal year 2017.

Explanation

        As required by the Swiss Federal Ordinance Against Excessive Compensation, the proposal described in this Agenda Item No. 10 gives shareholders the opportunity to approve, on a binding basis, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of the Board of Directors for our fiscal year ending September 29, 2017 ("fiscal year 2017"). For purposes of this proposal, the Board of Directors refers only to the outside directors.

        The general principles of the company's compensation program for the Board of Directors are described in article 25 of our articles of association. A more detailed description of our compensation programs currently in effect for the Board of Directors and the actual amounts paid to each member of the Board for fiscal year 2015 are described in our Compensation Discussion & Analysis ("CD&A"), which begins on page 33. The current program consists of (i) cash retainer amounts, (ii) equity retainer amounts, awarded in the form of company common shares or deferred stock units (for Board members not subject to U.S. taxation), and (iii) other miscellaneous benefits. Basic retainer fees for Board members are the same, but additional retainer fees are paid to the Lead Independent Director, committee chairs and members of the Audit Committee.

        For fiscal year 2017, we ask that shareholders approve $3.64 million as the maximum aggregate compensation that can be paid, granted or promised to the Board of Directors. Our shareholders should understand that this amount is the maximum amount that the Company can pay, grant or promise to its Board of Directors in fiscal year 2017 and has been calculated based on the fiscal year 2016 Board compensation structure with an additional reserve to provide flexibility to make appropriate fee increases in fiscal year 2017 in light of competitive market practices. The Board of Directors is very thoughtful in its approach to Director Fees and does not react on an annual basis to changes in market practice. Although shareholders approved an increase in fees for the Board of Directors for fiscal year 2016, the Board determined not to increase the annual retainer fee. Annual retainer fees were last adjusted in fiscal year 2014.

        Any additional increase in the number of directors and the director compensation paid to any new director would be presented for shareholder approval pursuant to the Swiss Code, the Swiss Ordinance Against Excessive Compensation and the Company's articles of association.

        The table below first shows the aggregate compensation paid to the Board of Directors in fiscal year 2015 and the approved maximum aggregate compensation for fiscal year 2016. The table also shows our requests for maximum compensation levels for fiscal year 2017. It should be noted that the actual compensation for fiscal year 2015 included nine full year directors and two partial year directors. The approved maximum compensation level for fiscal year 2016 covered ten full year directors. The

2016 Annual General Meeting Proxy Statement 89

request for fiscal year 2017 covers the 10 full year directors who are nominated for election at our March 2016 Annual General Meeting.

	Fiscal Year 2015 Actual $ million (9 full year plus 2 partial year Directors)	Fiscal Year 2016 Approved $ million (10 full year Directors)	Fiscal Year 2017 Requested $ million (10 full year Directors)
Cash Retainers (including committee and Chair fees)	$1.05	$1.33	$1.33
Equity Retainers(1)	$1.85	$2.08	$2.08
Other Miscellaneous Benefits	$0.20	$0.23	$0.23
Total Compensation	$3.10	$3.64	$3.64
(1)
Values represent grant date fair value using the company's closing stock price on the date of grant. See pages 70–72 of Compensation of Non-Employee Directors for information. Fiscal year 2016 Equity Retainer was granted on November 9, 2015 and used a closing stock price equal to $65.95.

        We request that our shareholders approve the maximum aggregate amount of $3.64 million to allow the company to have sufficient flexibility to implement any fee adjustments and/or to respond to unforeseen circumstances that may arise in fiscal year 2017.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 10.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 10.

90 2016 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 11—CARRYFORWARD OF UNAPPROPRIATED
ACCUMULATED EARNINGS

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve that our unappropriated accumulated earnings of CHF 1,968 million at September 25, 2015 be carried forward in available earnings.

Background

        Under Swiss law, the appropriation of available earnings as set forth in our Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting. At September 25, 2015, our balance sheet in our Swiss statutory financial statements reflected unappropriated accumulated earnings of CHF 1,968 million.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 11.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 11.

2016 Annual General Meeting Proxy Statement 91

AGENDA ITEM NO. 12—DECLARATION OF DIVIDEND

Motion Proposed by the Board of Directors

        Our Board of Directors proposes (based on resolutions adopted on December 2, 2015) that shareholders resolve to make a dividend payment in the amount of $1.48 per issued share out of reserves from capital contributions in our Swiss statutory accounts on the dates designated below in four equal quarterly installments of $0.37 each to shareholders of record on the dates designated below, starting with the third fiscal quarter of 2016 and ending in the second fiscal quarter of 2017.

Explanation

        The Board of Directors proposes that the company pay an ordinary cash dividend in the amount of $1.48 per share out of reserves from capital contributions in our Swiss statutory accounts. Subject to the cap described below, payment of the dividend will be made in four equal quarterly installments of $0.37, with the first installment to be paid on June 10, 2016 to shareholders of record at the close of business on May 27, 2016, the second installment to be paid on September 9, 2016 to shareholders of record at the close of business on August 26, 2016, the third installment to be paid on December 9, 2016 to shareholders of record at the close of business on November 25, 2016, and the fourth installment to be paid on March 10, 2017 to shareholders of record at the close of business on February 24, 2017. Dividend payments will be made with respect to our outstanding share capital on the record date for the applicable dividend payment. The reduction to our reserves from capital contributions in our Swiss statutory accounts, which is required to be made in Swiss francs, will be determined based on the aggregate amount of the dividend and will be calculated based on the USD/CHF exchange rate in effect on the date of the Annual General Meeting as published on the website of the Swiss National Bank.

        If the proposal is approved, the U.S. dollar amount of the dividend will be capped at an amount such that the aggregate reduction to our reserves from capital contributions will not exceed CHF 1,040,000,000 (or approximately $2.71 per share based on the USD/CHF exchange rate of CHF 1.0098 per $1.00 in effect on January 6, 2016). To the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the current or future dividends will be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap. If the cap were reached, no further installment payments could then be made. In addition, the aggregate reduction in reserves from capital contributions will be increased for any shares issued, and decreased for any shares acquired, after the Annual General Meeting and before the record date for the applicable dividend installment payment.

        Our statutory auditor, Deloitte AG, must confirm that the dividend proposal conforms with the requirements of the Swiss Code and our articles of association. The auditor's report will be available at the meeting.

Text of the Shareholder Resolution

  IT IS RESOLVED, that a dividend of $1.48 per share payable from reserves from capital contributions shall be distributed to the shareholders out of the reserves of TE Connectivity Ltd., to be paid to the shareholders in four equal quarterly installments of $0.37, (1) on June 10, 2016 to the shareholders of record on May 27, 2016, (2) on September 9, 2016 to the shareholders of record on August 26, 2016, (3) on December 9, 2016 to the shareholders of record on November 25, 2016, and (4) on March 10, 2017 to the shareholders of record on February 24, 2017; the U.S. dollar amount of the dividend will be capped at an amount such that the aggregate reduction to our reserves from capital contributions will not exceed CHF 1,040,000,000, so that to the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the

92 2016 Annual General Meeting Proxy Statement

  current or future dividends will be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 12.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 12.

2016 Annual General Meeting Proxy Statement 93

 AGENDA ITEM NO. 13—AUTHORIZATION RELATING TO SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the shareholders authorize TE Connectivity Ltd., according to its own discretion, to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 3,000,000,000. The shares bought back under this authorization by TE Connectivity Ltd. may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code. The company intends to submit to shareholders at the 2017 annual general meeting of shareholders for cancellation (to the extent not previously submitted for cancellation) and a share capital reduction (amendment to articles of association) shares purchased by TE Connectivity Ltd. under this authorization through the fiscal quarter ending December 30, 2016 intended to be cancelled and, if any portion of the authorization remains outstanding at that date, shares purchased under the remaining portion intended to be cancelled would be submitted to shareholders for cancellation at subsequent annual general meetings, provided that the company could submit repurchased shares for cancellation at any extraordinary general meeting of shareholders held from time to time.

Explanation

        By obtaining shareholders' approval of the share repurchase program authorization described above, as permitted under Swiss law, the company and its subsidiaries may purchase shares of TE Connectivity Ltd. that could exceed the 10% limitation for shares owned by the company and its subsidiaries set forth in the Swiss Code. The company announced in January 2015 that the Board of Directors had approved an additional USD 3,000,000,000 authorization under the company's share repurchase program which may be used by the company to repurchase shares up to the authorized amount in future periods. Shares bought back by any subsidiary of the company under the Board's authorization would be excluded from this shareholder authorization and would not be submitted to shareholders for cancellation, although such shares, when aggregated with shares bought back by TE Connectivity Ltd., would not exceed the aggregate authorization approved by our Board of Directors. The two-step procedure described above, with the shareholders voting on the share repurchase program authorization at this Annual General Meeting, and deciding on the definitive cancellation of shares at a subsequent general meeting, has the advantage that, by obtaining shareholders' approval for the future cancellation of a maximum number of shares, as permitted under Swiss law, these shares may no longer fall within the statutory limit of the Swiss Code. This procedure thereby provides the company with greater flexibility for the company's capital management and return of value to shareholders.

Text of Shareholder Resolution

  IT IS RESOLVED, that: (1) the meeting of shareholders authorizes TE Connectivity Ltd. to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 3,000,000,000, (2) the shares bought back by TE Connectivity Ltd. under this authorization may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code of Obligations, (3) the legal reserves for treasury shares may be created by reclassifying unappropriated accumulated earnings, and (4) the amendment of the articles of association of TE Connectivity Ltd. (reduction of share capital in respect of the actual number of shares so held for cancellation) shall be submitted for approval to the annual general meeting of shareholders held in 2017 and, if necessary, the annual general meeting of shareholders held in future years,

94 2016 Annual General Meeting Proxy Statement

  provided that the submission of repurchased shares for cancellation may be made at any extraordinary general meeting of shareholders held from time to time.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 13.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 13.

2016 Annual General Meeting Proxy Statement 95

AGENDA ITEM NO. 14—AUTHORIZED CAPITAL

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that its authority to issue shares out of the company's authorized capital be approved with respect to 50% of the share capital at the time of the Annual General Meeting and remain in effect for a period ending two years after the date of the Annual General Meeting (March 2, 2018, assuming no postponement or adjournment of the Annual General Meeting), by the shareholders' approval of a replacement of article 5 as currently reflected in our articles of association by article 5 as proposed. The proposed article 5 of our articles of association is set forth in Appendix B. See also "Agenda Item No. 15—Approval of Share Capital Reduction for Shares Acquired under our Share Repurchase Program" which proposes a further amendment to article 5, paragraph 1 of our articles of association in connection with a share capital reduction.

Explanation

        Our authorized share capital as set forth in article 5 was last approved by our shareholders at our annual general meeting held on March 6, 2013 and such article lapsed on March 6, 2015 and was not renewed and extended by our shareholders at our annual general meeting held on March 3, 2015. The Board of Directors believes it is advisable and in the best interests of the company to authorize the Board of Directors to be authorized to issue new authorized capital with respect to 50% of the share capital at the time of the Annual General Meeting in accordance with the provisions of the Swiss Code and our articles of association. The Swiss Code provides that the shareholders may, by amendment to the articles of association, authorize the Board of Directors to increase the share capital up to a maximum amount of 50% of the share capital at the time of the annual meeting for a period of no longer than two years from such approval. The amount of authorized capital set forth in article 5, paragraph 1 would be reduced during the two-year period ending on March 2, 2018 proportionately to any reduction to the company's total authorized share capital approved by the shareholders and effected during this two-year period, including the share capital reduction proposed for approval under Agenda Item No. 15. Paragraphs 2, 3 and 5 of article 5 remain unchanged from the version adopted by our shareholders at our March 6, 2013 annual general meeting of shareholders (which article subsequently lapsed on March 6, 2015 following its two year effective period). Paragraph 4 was revised to delete subparagraph (f) which previously permitted the Board of Directors to withdraw or limit the preemptive rights of shareholders for the defense of a takeover bid.

        If this Agenda Item is approved, we would seek shareholder approval for share issuances to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue common shares or securities convertible into or exercisable for common shares in one or a series of related transactions if such common shares represent 20% or more of the voting power or outstanding common shares of the company. NYSE rules also require shareholder approval for an issuance of shares that would result in a change of control of the company, as well as for share issuances in connection with certain benefit plans or related party transactions.

Text of Shareholder Resolution

  IT IS RESOLVED, that the meeting of shareholders approves the replacement of article 5 of the articles of association of TE Connectivity Ltd. by article 5 as set forth in Appendix B.

Vote Requirement to Approve Agenda Item

        The approval of two-thirds of the votes represented and the absolute majority of the par value of the votes represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 14.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 14.

96 2016 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 15—APPROVAL OF SHARE CAPITAL REDUCTION FOR SHARES ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that 34,784,000 shares purchased under our share repurchase program by TE Connectivity Ltd. during the period beginning December 27, 2014 and ending December 25, 2015 be cancelled and that, as a result, shareholders approve amendments to our articles of association to effect the share capital reduction by CHF 19,826,880.00 to CHF 216,189,817.17. The proposed amendments to article 4, paragraph 1, article 5, paragraph 1 and article 6, paragraph 1 of our articles of association are set forth below under "Text of Shareholder Resolution."

Explanation

        The Board of Directors believes it is advisable and in the best interests of the company to cancel shares purchased by TE Connectivity Ltd. under our share repurchase program during the second, third and fourth fiscal quarters of 2015 and the first fiscal quarter of 2016 and accordingly effect the reduction of the share capital of the company by approval of the proposed amendments to the articles of association.

        PricewaterhouseCoopers AG, Zürich, Switzerland, the company's special auditor, will deliver a report to the Annual General Meeting confirming that the receivables of the creditors of TE Connectivity will be fully covered after giving effect to the share capital reduction in accordance with article 732, paragraph 2 of the Swiss Code. The auditor's report will be available at the meeting.

        The capital reduction by cancellation of shares can only be accomplished after publication of three notices to creditors in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association after the two-month time period set for the creditors to file claims has expired and all creditors who have filed claims have been satisfied or secured and a public deed of compliance has been established. If approved by shareholders, we expect that the share capital reduction will be accomplished in the second half of May 2016.

Text of Shareholder Resolution

  IT IS RESOLVED, that, based on a special auditor report dated March 2, 2016 in accordance with article 732, paragraph 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

  1.
  the registered share capital of TE Connectivity Ltd. in the aggregate amount of Swiss francs ("CHF") 236,016,697.17 shall be reduced by the amount of CHF 19,826,880.00 to CHF 216,189,817.17 by cancelling 34,784,000 registered shares;

  2.
  it is acknowledged and recorded that according to the report dated March 2, 2016 of PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting, in accordance with article 732, paragraph 2 of the Swiss Code, it is confirmed that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the capital reduction; and
2016 Annual General Meeting Proxy Statement 97

  3.
  the articles of association of TE Connectivity Ltd. shall be adapted as follows:

Previous version	Proposed new version
Art. 4 Share Capital	Art. 4 Share Capital
[1]The Company's share capital is CHF 236,016,697.17. It is divided into 414,064,381 registered shares with a par value of CHF 0.57 each.	[1]The Company's share capital is CHF 216,189,817.17. It is divided into 379,280,381 registered shares with a par value of CHF 0.57 each.
Art. 5 Authorized Capital	Art. 5 Authorized Capital

[1]The Board of Directors is authorized to increase the share capital at any time until 2 March 2018 by an amount not exceeding CHF 118,008,348.30 through the issuance of up to 207,032,190 fully paid up registered shares with a par value of CHF 0.57 each.*
[1]The Board of Directors is authorized to increase the share capital at any time until 2 March 2018 by an amount not exceeding CHF 108,094,908.30 through the issuance of up to 189,640,190 fully paid up registered shares with a par value of CHF 0.57 each.*
Art. 6 Conditional Share Capital	Art. 6 Conditional Share Capital

[1]The share capital of the Company shall be increased by an amount not exceeding CHF 118,008,348.30 through the issue of a maximum of 207,032,190 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]
[1]The share capital of the Company shall be increased by an amount not exceeding CHF 108,094,908.30 through the issue of a maximum of 189,640,190 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]

*
Assumes that the amendments to our articles of association set forth in this agenda item occur after the amendment to our articles of association set forth in Agenda Item No. 14 (authorized capital).

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 15.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 15.

98 2016 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 16—APPROVAL OF ANY ADJOURNMENTS OR POSTPONEMENTS
OF THE MEETING

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders approve any adjournments or postponements of the Annual General Meeting.

Explanation

        You are being asked to approve any adjournments or postponements of the meeting so that we can solicit additional proxies if there are insufficient proxies to elect directors and approve the remaining agenda items at the time of the meeting, including, without limitation, the amendments to the articles of association required by the Swiss Ordinance.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 16.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 16.

 ADDITIONAL INFORMATION

Cost of Solicitation

        The cost of solicitation of proxies will be paid by TE Connectivity. TE Connectivity has engaged MacKenzie Partners, Inc. as the proxy solicitor for the Annual General Meeting for an approximate fee of $15,000. In addition, certain directors, officers or employees of TE Connectivity may solicit proxies by telephone or personal contact. Upon request, TE Connectivity will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of TE Connectivity are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0) 52 633 66 61.

Annual Report

        Copies of our Annual Report for the fiscal year ended September 25, 2015 containing our audited consolidated financial statements with accompanying notes and our audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures and our Swiss Compensation Report, are available to shareholders free of charge on our website at www.te.com or by writing to TE Connectivity Shareholder Services, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

2016 Annual General Meeting Proxy Statement 99

 TE CONNECTIVITY 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

        TE Connectivity anticipates that the 2017 Annual General Meeting of Shareholders will be held on or about March 1, 2017.

        Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of TE Connectivity's articles of association will be considered for inclusion in TE Connectivity's 2016 proxy statement and proxy card for the meeting if the proposal is received in writing by TE Connectivity's Secretary no later than September 15, 2016. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of TE Connectivity's articles of association and must be a proper subject for shareholder action under Swiss law.

        Article 14 of TE Connectivity's articles of association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item be put on the agenda of a general meeting of shareholders. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

        Proposals should be addressed to Harold G. Barksdale, Secretary, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

        TE Connectivity will furnish a copy of its articles of association to any shareholder without charge upon written request to the Secretary.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these materials at the SEC reference room at 100 F Street, N.E., Washington, D.C. 20549, USA. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings also are available to the public at the SEC's website (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005, USA.

        We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

100 2016 Annual General Meeting Proxy Statement

APPENDIX A

PRIMARY TALENT MARKET PEER GROUP

Aerospace & Defense; Electronic, Electrical & Scientific Equipment & Components;
Industrial Manufacturing

3M Company	ITT Corporation
Alliant Techsystems Inc.	Johns Manville Corporation
AMETEK Inc.	Kennametal Inc.
AMSTED Industries Incorporated	Knowles Corporation
A. O. Smith Corporation	Kyocera Corporation
Arrow Electronics, Inc.	L-3 Communications Holdings Inc.
BAE Systems PLC	Lafarge North America
BBA Aviation PLC	Lutron Electronics
Bechtel Systems & Infrastructure, Inc.	Makino
Ball Corp.	Milacron LLC
The Boeing Company	MTS Systems Corporation
BorgWarner Inc.	Northrop Grumman Corporation
Calgon Carbon Corporation	Owens Corning
Celestica Inc.	Pall Corporation
Colfax Corporation	Panasonic of North America
Continental Automotive Systems	Parker Hannifin Corporation
Corning Incorporated	Regal-Beloit Corporation
Curtiss-Wright Corporation	Robertshaw Controls
Cytec Industries Inc.	Rockwell Automation Inc.
Deere & Company	Rockwell Collins Inc.
Dematic	Rolls-Royce North America (USA) Holdings Co.
Donaldson Co. Inc.	SAIC, Inc.
Eaton Corporation	Saint-Gobain
Emerson Electric Co.	Shaw-Cor
Esterline Technologies Corporation	Sonoco Products Co.
Exelis Inc.	Spirit AeroSystems Holdings, Inc.
GAF Materials Corporation (Canada)	SPX Corporation
General Dynamics Corporation	Terex Corporation
Graco Inc.	Textron Inc.
Harman International Industries, Incorporated	Toro Co.
HD Supply, Inc.	Trinity Industries, Inc.
Hexcel Corporation	United Launch Alliance
Honeywell Inc.	United Technologies Corporation
Hubbell Incorporated	USG Corporation
Husky Injection Molding Systems Ltd.	Worthington Industries, Inc.
Ingersoll-Rand	Xylem Inc.
2016 Annual General Meeting Proxy Statement A-1

APPENDIX B

TEXT OF PROPOSED AUTHORIZED CAPITAL

Art. 5	Art. 5
Genehmigtes Aktienkapital	Authorized Capital

[1]Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum 2 März 2018 im Maximalbetrag von CHF 118,008,348.30 durch Ausgabe von höchstens 207,032,190 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 0.57 je Aktie zu erhöhen.
[1]The Board of Directors is authorized to increase the share capital at any time until March 2, 2018 by an amount not exceeding CHF 118,008,348.30 through the issuance of up to 207,032,190 fully paid up registered shares with a par value of CHF 0.57 each.

[2]Erhöhungen durch Festübernahmen und Erhöhungen in Teilbeträgen sind zulässig. Der Verwaltungsrat legt den Zeitpunkt der Ausgabe, den Ausgabebetrag, die Art, wie die neuen Aktien zu liberieren sind, den Beginn der Dividendenberechtigung, die Bedingungen für die Ausübung der Bezugsrechte sowie die Zuteilung der Bezugsrechte, welche nicht ausgeübt werden, fest.
[2]Increases through underwritten offerings or in partial amounts are permitted. The Board of Directors shall determine the time of the issuance, the issue price, the manner in which the new shares have to be paid up, the date from which the shares carry the right to dividends, and the conditions for the exercise of preemptive rights that have not been exercised.

[3]Der Verwaltungsrat kann nicht ausgeübte Bezugsrechte verfallen lassen oder kann Bezugsrechte, welche nicht ausgeübt wurden oder Aktien, für welche Bezugsrechte nicht ausgeübt wurden, zu Marktkonditionen platzieren oder anderweitig im Interesse der Gesellschaft verwenden.
[3]The Board of Directors may allow the preemptive rights that have not been exercised to expire, or it may place the preemptive rights which have not been exercised or shares the preemptive rights of which have not been exercised at market conditions or use them otherwise in the interest of the Company.
[4]Der Verwaltungsrat kann die Bezugsrechte der Aktionäre beschränken oder entziehen und einzelnen Aktionären oder Dritten zuweisen:	[4]The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to individual shareholders or third parties:
(a) wenn der Ausgabebetrag der neuen Aktien unter Berücksichtigung des Marktpreises festgesetzt wird;	(a) if the issue price of the new shares is determined by reference to the market price;

(b) für die Übernahme von Unternehmen, Unternehmensteilen oder Beteiligungen oder für die Finanzierung oder Refinanzierung solcher Transaktionen oder die Finanzierung von neuen Investitionsvorhaben der Gesellschaft;
(b) for the acquisition of an enterprise, part(s) of an enterprise or investments, or for the financing or refinancing of any such transactions, or for the financing of new investment plans of the Company;

(c) zum Zweck der Erweiterung des Aktionärskreises in gewissen Finanz- oder Investorenmärkten, zur Beteiligung von strategischen Partnern oder im Zusammenhang mit der Kotierung neuer Aktien an in- oder ausländischen Börsen;
(c) for purposes of broadening the shareholder constituency of the Company in certain financial or investor markets, for purposes of the investment of strategic partners, or in connection with the listing of new shares on domestic or foreign stock exchanges;
2016 Annual General Meeting Proxy Statement B-1

(d) für die Einräumung einer Mehrzuteilungsoption ("Greenshoe") von bis zu 20% der zu platzierenden oder zu verkaufenden Aktien an die betreffenden Erstkäufer oder Festübernehmer im Rahmen einer Aktienplatzierung oder eines Aktienverkaufs; oder	(d) for purposes of granting an over-allotment option ("greenshoe") of up to 20% of the total number of shares in a placement or sale of shares to the respective initial purchaser(s) or underwriter(s); or

(e) für die Beteiligung von Verwaltungsräten der Gesellschaft, Mitgliedern der Geschäftsleitung, Mitarbeitern, Beauftragten, Beratern oder anderer Personen, die der Gesellschaft oder einer ihrer Tochtergesellschaften oder Nahestehende Gesellschaften Dienstleistungen erbringen.
(e) for the participation of Directors of the Company, members of the executive management, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its subsidiaries or Affiliates.
[5]Der Erwerb von Namenaktien aus genehmigtem Kapital zu allgemeinen Zwecken sowie alle weiteren Übertragungen von Namenaktien unterliegen den Beschränkungen gemäss Art. 8 der Statuten.
[5]The acquisition of registered shares out of authorized share capital for general purposes and any further transfers of registered shares shall be subject to the restrictions specified in Art. 8 of the Articles of Association.
B-2 2016 Annual General Meeting Proxy Statement

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 1, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. TE CONNECTIVITY LTD. RHEINSTRASSE 20 CH-8200 SCHAFFHAUSEN, SWITZERLAND ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Proxy Services, P.O. Box 9148, Farmingdale, NY 11735-9855 United States of America, so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 1, 2016. This proxy card is valid only when signed and dated. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M98114-P70642 The Board of Directors recommends a vote “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof). The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting all of his/her shares as set out below: For ! ! ! ! ! ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! ! ! ! ! ! Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! For ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! Abstain ! ! ! ! ! ! ! ! 1. ELECTION OF DIRECTORS 6. To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 25, 2015 To elect Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2016 To elect Deloitte AG, Zurich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next annual general meeting of TE Connectivity To elect PricewaterhouseCoopers AG, Zurich, Switzerland, as TE Connectivity’s special auditor until the next annual general meeting of TE Connectivity 1a. Pierre R. Brondeau 7.1 1b. Terrence R. Curtin 1c. Carol A. (“John”) Davidson 7.2 7.3 1d. Juergen W. Gromer 1e. William A. Jeffrey 8. An advisory vote to approve executive compensation 9. A binding vote to approve fiscal year 2017 maximum aggregate compensation amount for executive management A binding vote to approve fiscal year 2017 maximum aggregate compensation amount for the Board of Directors To approve the carryforward of unappropriated accumulated earnings at September 25, 2015 1f. Thomas J. Lynch 10. 1g. Yong Nam 11. 1h. Daniel J. Phelan 1i. Paula A. Sneed 12. To approve a dividend payment to shareholders equal to $1.48 per issued share to be paid in four equal quarterly installments of $0.37 starting with the third fiscal quarter of 2016 and ending in the second fiscal quarter of 2017 pursuant to the terms of the dividend resolution ! ! ! 1j. Mark C. Trudeau 1k. John C. Van Scoter ! ! ! ! ! ! 1l. Laura H. Wright 13. To approve an authorization relating to TE Connectivity’s share repurchase program 14. To approve authorized capital and related amendments to the articles of association of TE Connectivity Ltd. 2. To elect Thomas J. Lynch as the Chairman of the Board of Directors 3. To elect the individual members of the Management Development and Compensation Committee 15. To approve a reduction of share capital for shares acquired under TE Connectivity’s share repurchase program and related amendments to the articles of association of TE Connectivity Ltd. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 3a. Daniel J. Phelan 3b. Paula A. Sneed 16. To approve any adjournments or postponements of the meeting 3c. John C. Van Scoter ! Mark Here for Address Change or Comments (see reverse) 4. To elect Dr. Jvo Grundler, of Ernst & Young Ltd., or another individual representative of Ernst & Young Ltd. if Dr. Grundler is unable to serve at the relevant meeting, as the independent proxy at the 2017 annual meeting of TE Connectivity and any shareholder meeting that may be held prior to that meeting ! ! ! 5.1 To approve the 2015 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 25, 2015, the consolidated financial statements for the fiscal year ended September 25, 2015 and the Swiss Compensation Report for the fiscal year ended September 25, 2015) The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting all of his/her shares in accordance with the recommendation of the Board of Directors with respect to each of the above Agenda Items (except if instructed otherwise above). In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Swiss law, the person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote his/her shares in accordance with the respective recommendation of the Board of Directors. ! ! ! ! ! ! ! ! ! 5.2 To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015 To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015 5.3 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Annual General Meeting of Shareholders of TE Connectivity Ltd. March 2, 2016 2:00 p.m., Central European Time 8:00 a.m., Eastern Standard Time Park Hyatt Hotel, Zürich, Switzerland In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card or vote by the Internet so that your votes are received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 1, 2016. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report to Shareholders are available at www.te.com/TEAnnualMeeting. M98115-P70642 TE CONNECTIVITY LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy Card for use at the Annual General Meeting of Shareholders of TE Connectivity Ltd., a Swiss corporation (“TE Connectivity”), or any adjournment or postponement thereof (the “Meeting”), to be held on March 2, 2016 at 2:00 p.m., Central European Time, at the Park Hyatt Hotel, Zürich, Switzerland. The person signing on the reverse side, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Dr. Jvo Grundler, Ernst & Young Ltd., (the “Independent Proxy”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card. See Independent Proxy address immediately below for return of proxy card. Dr. Jvo Grundler c/o Proxy Services P.O. Box 9148 Farmingdale, NY 11735-9855 United States of America PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE OF THIS CARD (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) Address Changes/Comments: